JULY 31, 2002

ANNUAL REPORT









INVESCO STOCK FUNDS, INC.

DYNAMICS FUND

GROWTH FUND

GROWTH & INCOME FUND

INVESCO ENDEAVOR FUND

S&P 500 INDEX FUND

SMALL COMPANY GROWTH FUND

VALUE EQUITY FUND



"WE BELIEVE THE PAST 30 MONTHS OR SO HAVE REPRESENTED A ONCE-IN-A-GENERATION BEAR MARKET."
SEE PAGE 19





[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

MAINTAINING A PRUDENT APPROACH IN A DIFFICULT MARKET

FELLOW SHAREHOLDER:

Author and productivity consultant Denis Waitley wrote that success in life comes not from holding a good hand, but in playing a poor hand well. The markets have certainly dealt us a miserable hand in the past few years. Given today's volatility, how can investors respond prudently and still enjoy long-term success?

The key, we believe, is to maintain YOUR LONG-TERM FOCUS. Bear markets come and go, but historically, markets have always eventually rebounded, moving higher than before. There's no reason to think this won't happen again. Consider the powerful influence of time when investing. Financial writer Charles D. Ellis wrote that TIME is Archimedes' lever in investing. History has shown that the more time you have in the markets, the greater the chances of positive returns. And with the power of compounding over time, small investments can grow to substantial sums.

Markets have historically rewarded investors who did not panic and stayed invested. A hasty response can wreak havoc on a carefully thought out investment plan -- turning temporary paper losses into real ones, and resulting in missing the best performance days of an eventual market recovery. History has proven time and time again that investors who are willing to wait out the downturns have been rewarded over the long term.

Moreover, the market's unpredictability underscores the importance of staying diversified by maintaining an asset mix that's suitable for your risk tolerance and time horizon. So if you're feeling extremely optimistic, or if you're feeling extremely pessimistic, we would encourage you to look beyond those emotions, stay invested, and rationally assess which asset classes may help you realize your objectives.

If you would like assistance formulating an appropriate financial strategy, I encourage you to contact your financial advisor, who can advise you and create a financial plan specifically tailored to your individual needs. Or feel free to call us at 1-800-525-8085.

Sincerely,

/s/ Mark H. Williamson

Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.

                                              INVESCO STOCK FUNDS, INC.
                                        TOTAL RETURN PERIODS ENDED 7/31/02*

                                                                                                                      Manager's
                                                              Cumulative                           10 years or           Report
Fund (Inception)                                               6 months      1 year     5 years+  Since Inception^       Page #
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - CLASS A (4/02) WITH SALES LOAD                    N/A           N/A        N/A        (33.11%)^           3
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - CLASS B (4/02) WITH CDSC                          N/A           N/A        N/A        (34.54%)^           3
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - CLASS C (2/00) WITH CDSC                        (32.10%)      (38.76%)     N/A        (32.75%)^+          3
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - CLASS K (12/00)                                 (30.89%)      (37.32%)     N/A        (35.72%)^+          3
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - INVESTOR CLASS (9/67)                           (30.75%)      (37.17%)   (1.44%)        9.35%             3
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - INSTITUTIONAL CLASS (5/00)                      (30.61%)      (36.95%)     N/A        (30.53%)^+          3
-------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND - CLASS A (4/02) WITH SALES LOAD                      N/A           N/A        N/A        (33.87%)^           6
-------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND - CLASS B (4/02) WITH CDSC                            N/A           N/A        N/A        (35.34%)^           6
-------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND - CLASS C (2/00) WITH CDSC                          (35.96%)      (48.07%)     N/A        (44.55%)^+          6
-------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND - CLASS K (12/00)                                   (34.78%)      (50.02%)     N/A        (53.44%)^+          6
-------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND - INVESTOR CLASS (11/35)                            (34.66%)      (46.28%)   (13.42%)       0.88%             6
-------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - CLASS A (4/02) WITH SALES LOAD             N/A           N/A        N/A        (31.19%)^           9
-------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - CLASS B (4/02) WITH CDSC                   N/A           N/A        N/A        (32.40%)^           9
-------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - CLASS C (2/00) WITH CDSC                 (29.65%)      (39.83%)     N/A        (34.20%)^+          9
-------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - CLASS K (12/00)                          (28.49%)      (38.75%)     N/A        (41.27%)^+          9
-------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - INVESTOR CLASS (7/98)                    (28.34%)      (38.37%)     N/A         (7.10%)^+          9
-------------------------------------------------------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND - CLASS A (4/02) WITH SALES LOAD            N/A           N/A        N/A        (38.66%)^          11
-------------------------------------------------------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND - CLASS B (4/02) WITH CDSC                  N/A           N/A        N/A        (44.77%)^          11
-------------------------------------------------------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND - CLASS C (2/00) WITH CDSC                (43.40%)      (51.89%)     N/A        (47.25%)^+         11
-------------------------------------------------------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND - CLASS K (12/00)                         (42.21%)      (50.61%)     N/A        (51.03%)^+         11
-------------------------------------------------------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND - INVESTOR CLASS (10/98)                  (42.17%)      (50.56%)     N/A        (13.58%)^+         11
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND - INSTITUTIONAL CLASS (12/97)                (19.35%)      (24.50%)     N/A          0.27%^+          13
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND - INVESTOR CLASS (12/97)                     (19.27%)      (24.33%)     N/A          0.45%^+          13
-------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - CLASS A (4/02) WITH SALES LOAD        N/A           N/A        N/A        (29.33%)^          14
-------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - CLASS B (4/02) WITH CDSC              N/A           N/A        N/A        (30.24%)^          14
-------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - CLASS C (2/00) WITH CDSC            (29.68%)      (36.75%)     N/A        (29.96%)^+         14
-------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - CLASS K (12/01)                     (27.39%)        N/A        N/A        (28.32%)^          14
-------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - INVESTOR CLASS (12/91)              (27.56%)      (34.09%)    0.55%        10.18%            14
-------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND - CLASS A (4/02) WITH SALES LOAD                N/A           N/A        N/A        (23.91%)^          16
-------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND - CLASS B (4/02) WITH CDSC                      N/A           N/A        N/A        (24.21%)^          16
-------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND - CLASS C (2/00) WITH CDSC                    (17.81%)      (21.98%)     N/A         (8.76%)^+         16
-------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND - INVESTOR CLASS (5/86)                       (16.46%)      (20.28%)   (2.39%)        7.30%            16
-------------------------------------------------------------------------------------------------------------------------------

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC OF CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUND'S INVESTOR CLASS, INSTITUTIONAL CLASS, CLASS A, CLASS B, CLASS C AND CLASS K SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND EXPENSES. INVESTOR CLASS SHARES ARE CLOSED TO NEW INVESTORS.

+AVERAGE ANNUALIZED

^FOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN...................... 1

FUND REPORTS.................................. 3

AN INTERVIEW WITH TIM MILLER..................18

MARKET HEADLINES..............................20

INVESTMENT HOLDINGS...........................21

FINANCIAL STATEMENTS..........................60

NOTES TO FINANCIAL STATEMENTS.................79

FINANCIAL HIGHLIGHTS..........................89

OTHER INFORMATION............................115

YOUR FUND'S REPORT

DYNAMICS FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past year presented a remarkably challenging backdrop for equity investors; for growth investors, the environment was particularly difficult. Throughout the period, investors were forced to contend with one unnerving event after another, which combined to intensify risk-averse sentiment.

The market's growing risk intolerance encouraged investors to rotate out of investments deemed more aggressive and into assets believed to be more stable. Many of the fund's holdings were adversely affected by this rotation, and for the 12-month period ended July 31, 2002, the value of Dynamics Fund-Investor Class shares declined by 37.17%, underperforming the Russell Midcap Growth Index, which declined 28.68%. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

TECH AND TELECOM DECLINED SHARPLY

Primarily  accounting  for the fund's  relative  performance  shortfall  was its technology exposure. At the beginning of the period, we were growing increasingly confident in the progress of the economic recovery. In particular, we took an aggressive posture toward semiconductor and software companies -- two areas that have historically performed well during the early stages of economic improvement. This overweighting hindered performance when investors' preference for "safe-haven" investments spiked higher after September 11. Performance continued to suffer as it became clear that tech companies were not benefiting from the gradual economic improvement seen thus far in 2002. Instead, repeated earnings warnings and a poor overall outlook for the sector hurt the group.

--------------------------------------------------------------------------------
                                 DYNAMICS FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/02
--------------------------------------------------------------------------------
Forest Laboratories...................................................3.25%
Smith International...................................................1.77%
Teva Pharmaceutical Industries Ltd
Sponsored ADR Representing Ord Shares.................................1.72%
eBay Inc..............................................................1.71%
USA Interactive.......................................................1.71%
CDW Computer Centers..................................................1.64%
Harrah's Entertainment................................................1.60%
AmerisourceBergen Corp................................................1.54%
Symantec Corp.........................................................1.45%
Lamar Advertising Class A Shrs........................................1.30%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Telecommunications services was another area of relative weakness, as the group saw several companies file for bankruptcy after the slowing economy, muted demand, inhospitable capital markets, and excessive capacity kept the group's fundamentals under intense pressure. Although telecom stocks represented a fairly small percentage of the portfolio's assets, declines in the sector were so severe that our exposure dealt a significant blow to overall portfolio results.

BEAR MARKET HURT MOST SECTORS

While these two areas accounted for our poor relative performance, the fund's poor absolute performance was generally the result of an exceptionally difficult market. Consider that, of the 10 economic sectors represented by the Russell Midcap Growth Index, only two logged positive absolute returns -- and even those were in the low single digits. The fund's holdings did not fare much better in absolute terms. But we held our own relatively. Our energy stocks made positive absolute contributions to performance, while the rest of the energy sector slipped lower. Standouts in this area included our oil services stocks, led by BJ Services and Nabors Industries Ltd, as well as in oil exploration and production firms Apache Corp and Murphy Oil. These companies benefited from steady increases in the price of oil, caused by expectations of improving demand.

Our decision to underweight biotechnology also helped support performance. In early 2002, our health care team recognized that the risk/reward profile of many biotech companies was askew. They recognized that many companies offer only one product, the success of which would determine their near-term fate. Considering that the Food and Drug Administration has not been as accommodating in the drug approval process, we believed we should avoid the entire sub-sector -- a decision that paid off when many high-profile compounds failed clinical trials, resulting in intense selling throughout the group.

LINE GRAPH: INVESCO DYNAMICS FUND - INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Investor Class to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 7/31/02.

      INVESCO DYNAMICS FUND - INVESTOR CLASS    RUSSELL MIDCAP GROWTH INDEX(2)

7/92  $10,000                                   $10,000
7/93  $12,530                                   $11,324
7/94  $13,436                                   $11,917
7/95  $17,551                                   $15,583
7/96  $19,244                                   $16,713
7/97  $26,298                                   $23,346
7/98  $31,135                                   $25,291
7/99  $41,715                                   $30,777
7/00  $62,714                                   $44,245
7/01  $38,920                                   $30,170
7/02  $24,453                                   $21,518

RETAILERS AND LODGING STOCKS BUOYED BY STRONG CONSUMER DEMAND

Another area that contributed positively to absolute performance was the fund's consumer discretionary stocks. Our move to overweight these stocks was consistent with our belief that the economy was on the mend. This posture paid off as consumer spending remained surprisingly resilient in the face of the year's unnerving developments. Consequently, the fund's retailers, including Kohl's Corp and CDW Computer Centers, supported our showing. The fund's exposure to hotel and lodging stocks also helped, as the industry's business rebounded after the terrorist attacks.

LINE GRAPH: INVESCO DYNAMICS FUND - CLASS  A & B GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Class A and the value of a $10,000 investment in INVESCO Dynamics Fund - Class B to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Dynamics Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 7/31/02.

INVESCO DYNAMICS FUND - CLASS A         INVESCO DYNAMICS FUND - CLASS B        RUSSELL MIDCAP GROWTH INDEX(2)
4/02  $10,000                           $10,000                                $10,000
7/02  $ 6,689                           $ 6,546                                $ 7,380

LINE GRAPH: INVESCO DYNAMICS FUND - CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Class C to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Dynamics Fund - Class C inclusion of contingent deferred sales charge, for the period since inception (2/00) through 7/31/02.

      INVESCO DYNAMICS FUND - CLASS C           RUSSELL MIDCAP GROWTH INDEX(2)

2/00  $10,000                                   $10,000
7/00  $ 9,834                                   $ 8,682
7/01  $ 6,053                                   $ 5,920
7/02  $ 3,767                                   $ 4,222

(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2)THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT

[PHOTOGRAPH OF TIMOTHY J. MILLER OMITTED]

TIMOTHY J. MILLER, CFA

CHIEF INVESTMENT OFFICER TIM MILLER IS MANAGER OF INVESCO DYNAMICS FUND. HE ALSO LEADS INVESCO'S GROWTH INVESTMENT MANAGEMENT TEAM. PRIOR TO JOINING INVESCO FUNDS GROUP, TIM WAS ASSOCIATED WITH MISSISSIPPI VALLEY ADVISORS FOR 13 YEARS, WHERE HE WAS AN ANALYST AND PORTFOLIO MANAGER. HE HOLDS AN MBA FROM THE UNIVERSITY OF MISSOURI (ST. LOUIS), A BSBA FROM ST. LOUIS UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. TIM HAS MORE THAN 20 YEARS OF INVESTMENT EXPERIENCE.

Looking ahead, we remain encouraged by the economy's progress, and believe the second half of the year will see corporate profits reflect the improving business climate. We are also encouraged by the portfolio's behavior near period end -- a time that was characterized by several strong rallies. We believe that the fund's strong relative performance during these rallies suggests that we have emphasized the right areas and will likely participate in the market's recovery, when uncertainty dissipates.

LINE GRAPH: INVESCO DYNAMICS FUND - CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Class K to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 7/31/02.

      INVESCO DYNAMICS FUND - CLASS K           RUSSELL MIDCAP GROWTH INDEX(2)

12/00 $10,000                                   $10,000
7/01  $ 7,640                                   $ 8,544
7/02  $ 4,789                                   $ 6,094

PIE CHART:  DYNAMICS FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals........................7.04%
            Semiconductors.........................6.56%
            Application Software...................5.67%
            Health Care Equipment .................4.45%
            Oil & Gas Equipment & Services.........4.18%
            Systems Software.......................4.04%
            Investment Advisor/
            Broker Dealer Services.................3.95%
            IT Consulting & Services...............3.80%
            Industrial Machinery...................3.55%
            Banks..................................3.11%
            Other Industries......................52.20%
            Net Cash & Cash Equivalents............1.45%

LINE GRAPH: INVESCO DYNAMICS FUND - INSTITUTIONAL CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Institutional Class to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (5/00) through 7/31/02.

      INVESCO DYNAMICS FUND - INSTITUTIONAL CLASS               RUSSELL MIDCAP GROWTH INDEX(2)
5/00  $10,000                                                   $10,000
7/00  $11,474                                                   $10,361
7/01  $ 7,139                                                   $ 7,065
7/02  $ 4,501                                                   $ 5,039

YOUR FUND'S REPORT

GROWTH FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Few stocks were able to avoid the myriad obstacles that arose during the one-year period ended July 31, 2002. Signs of economic improvement in August 2001 were soon overshadowed by the terrorist attacks in September, which sent financial markets significantly lower in subsequent weeks. And, although the United States' success in Afghanistan paved the way for a fourth quarter rally, negative headlines began cropping up again with the New Year. The threat of more terrorist attacks, a standoff between nuclear rivals Pakistan and India, financial turmoil in Latin America, and ongoing bouts of violence in the Middle East all weighed on market performance. Furthermore, the unethical accounting practices of Enron Corp (not a fund holding) -- first unveiled in December 2001 --- were soon joined by admissions of wrongdoing by a number of other high-profile companies, causing a breakdown in investor confidence.

By the end of the period, conditions had deteriorated to a point where lows in the major market indexes fell past those set immediately following 9/11. In this environment, Growth Fund-Investor Class shares posted a sharp loss of 46.28% during the 12-month period ended July 31, 2002. The fund's benchmark, the
Russell 1000 Growth Index, also retreated, but by a smaller percentage of 28.75%. (Of course, past performance is not a guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

TECHNOLOGY HOLDINGS DISAPPOINT

Throughout most of the fiscal year, the fund held an overweight position in the technology sector relative to the Russell 1000 Growth Index. Unfortunately, this strategy took a toll on the fund -- except during the fourth quarter of 2001, when growth stocks briefly rebounded -- as a sustained economic recovery failed to materialize. Weak corporate spending and investors' continued punishment of higher growth stocks combined to create an unforgiving climate for technology companies in a variety of industries. Although we subsequently sold a number of the names that suffered the most under these conditions, the fund did incur losses from stocks such as Vitesse Semiconductor and Applied Micro Circuits.

Another holding that detracted from the fund's performance was AOL Time Warner. AOL was subject to the negative effects of a poor advertising climate throughout the period. In addition, questions surrounding the company's management deterred investors, with AOL and Time Warner still working to smooth the merger transition. Finally, the company's accounting practices fell under scrutiny in the latter part of the period, causing its stock price to decline precipitously. Given these developments and the lack of visibility for its future growth, we opted to sell all of our shares in AOL to avoid any additional losses.

--------------------------------------------------------------------------------
                                  GROWTH FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/02
--------------------------------------------------------------------------------
General Electric...................................................4.64%
Pfizer Inc.........................................................4.10%
Microsoft Corp.....................................................3.59%
Wells Fargo & Co...................................................3.50%
Exxon Mobil........................................................3.30%
Cisco Systems......................................................3.12%
United Technologies................................................2.88%
Bank of America....................................................2.54%
American International Group.......................................2.53%
Viacom Inc Class B Shrs............................................2.52%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

There were some exceptions to these sector trends, however. Most notably, online auction house eBay Inc was the strongest performer for the fund. Resilient consumer spending as well as a unique market position helped the company weather the period's volatility.

NEW MANAGEMENT DIVERSIFIES THE PORTFOLIO

In March 2002, a new management team took the helm of the fund, with INVESCO Chief Investment Officer Timothy Miller serving in an oversight capacity, and veteran large-cap growth managers Peter Lovell and Fritz Meyer in charge of stock selection. The team repositioned the portfolio in an effort to better navigate volatility -- without sacrificing the fund's aggressive growth-oriented approach. To meet this end, the team more broadly diversified the fund by increasing the number of holdings and reducing individual positions in an attempt to mitigate risk.

LINE GRAPH: INVESCO GROWTH FUND - INVESTOR CLASS GROWTH OF $10,000(3)

This line graph  compares the value of a $10,000  investment  in INVESCO  Growth
Fund - Investor Class to the value of a $10,000 investment in the Russell 1000 Growth Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 7/31/02.

      INVESCO GROWTH FUND - INVESTOR CLASS      RUSSELL 1000 GROWTH INDEX(4)

7/92  $10,000                                   $10,000
7/93  $11,417                                   $10,244
7/94  $11,659                                   $10,755
7/95  $13,437                                   $14,134
7/96  $15,643                                   $16,328
7/97  $22,443                                   $24,794
7/98  $27,445                                   $29,733
7/99  $33,710                                   $36,881
7/00  $46,660                                   $45,872
7/01  $20,328                                   $29,790
7/02  $10,919                                   $21,225

LINE GRAPH: INVESCO GROWTH FUND - CLASS  A & B GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Growth Fund - Class A and the value of a $10,000 investment in INVESCO Growth Fund - Class B to the value of a $10,000 investment in the Russell 1000 Growth Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Growth Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 7/31/02.

      INVESCO GROWTH FUND - CLASS A    INVESCO GROWTH FUND - CLASS B          RUSSELL 1000 GROWTH INDEX(4)
4/02  $10,000                          $10,000                                $10,000
7/02  $ 6,613                          $ 6,466                                $ 7,686

These actions were most noticeable with regard to the technology sector, which, as of July 31, 2002, comprised approximately 23% of the fund's total assets compared to more than 50% of the fund's assets before the management change. More volatile companies within areas such as the struggling optical space were eliminated, while positions in other, non-tech growth sectors were initiated. Specifically, the fund's health care weighting was increased to include a cross-section of the strongest pharmaceutical, health care services, and biotechnology companies in the market.

Meanwhile, retail names with strong growth potential were added, such as Target Corp and Wal-Mart Stores, and a handful of carefully selected industrials and consumer staples leaders were introduced to the fund. For example, the fund gained exposure to General Electric, Procter & Gamble, and Gillette Co -- all firms that have fared relatively well through the market downturn and also possess the ability to grow their earnings going forward.

(3)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(4)THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT TEAM MANAGED

[PHOTOGRAPH OF TIMOTHY J. MILLER OMITTED]

TIMOTHY J. MILLER, CFA

CHIEF INVESTMENT OFFICER TIM MILLER LEADS INVESCO'S GROWTH INVESTMENT MANAGEMENT TEAM. PRIOR TO JOINING INVESCO FUNDS GROUP, TIM WAS ASSOCIATED WITH MISSISSIPPI VALLEY ADVISORS FOR 13 YEARS, WHERE HE WAS AN ANALYST AND PORTFOLIO MANAGER. HE HOLDS AN MBA FROM THE UNIVERSITY OF MISSOURI (ST. LOUIS), A BSBA FROM ST. LOUIS UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. TIM HAS MORE THAN 20 YEARS OF INVESTMENT EXPERIENCE.

[PHOTOGRAPH OF FRITZ MEYER OMITTED]

[PHOTOGRAPH OF PETER M. LOVELL OMITTED]

FRITZ MEYER

VICE PRESIDENT FRITZ MEYER IS A MEMBER OF THE INVESCO GROWTH INVESTMENT MANAGEMENT TEAM. FRITZ RECEIVED HIS AB FROM DARTMOUTH COLLEGE WITH A DISTINCTION IN ECONOMICS, AND HIS MBA FROM AMOS TUCK SCHOOL-DARTMOUTH COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1976 AND JOINED INVESCO FUNDS GROUP IN 1996.

PETER M. LOVELL

VICE PRESIDENT PETER M. LOVELL IS A MEMBER OF THE INVESCO GROWTH INVESTMENT MANAGEMENT TEAM. PETE EARNED HIS BA AT COLORADO STATE UNIVERSITY AND HIS MBA FROM REGIS UNIVERSITY. HE BEGAN HIS INVESTMENT CAREER IN 1992 AND JOINED INVESCO IN 1994.

MANAGING RISK WHILE SEEKING GROWTH

The market continues to face its share of unsettling questions surrounding issues like corporate accounting and the U.S.'s intentions regarding Iraq. We are also watching investors closely to ascertain whether all the talk of a possible weakening in consumer spending could become a self-fulfilling prophecy.

Regardless of which direction the market turns next, we will continue to apply the same basic, rigorous strategy we've been using in recent months. In short, we will maintain our growth-oriented approach while emphasizing diversification and targeting only the most fundamentally sound companies within our investment universe. We feel that this strategy will allow us to manage risk without sacrificing the fund's potential for future growth.

LINE GRAPH: INVESCO GROWTH FUND - CLASS C GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Growth Fund - Class C to the value of a $10,000 investment in the Russell 1000 Growth Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Growth Fund - Class C inclusion of contingent deferred sales charge, for the period since inception (2/00) through 7/31/02.

      INVESCO GROWTH FUND - CLASS C             RUSSELL 1000 GROWTH INDEX(4)

2/00  $10,000                                   $10,000
7/00  $10,218                                   $ 9,992
7/01  $ 4,428                                   $ 6,489
7/02  $ 2,344                                   $ 4,623

PIE CHART:  GROWTH FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Banks......................................8.66%
            Systems Software...........................7.90%
            Pharmaceuticals............................7.42%
            Industrial Conglomerates...................6.61%
            Semiconductors.............................6.03%
            Aerospace & Defense........................4.50%
            General Merchandise Stores.................3.54%
            Integrated Oil & Gas.......................3.30%
            Networking Equipment.......................3.12%
            Data Processing Services...................2.74%
            Other Industries..........................37.85%
            Net Cash & Cash Equivalents................8.33%


LINE GRAPH: INVESCO GROWTH FUND - CLASS K GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Growth Fund - Class K to the value of a $10,000 investment in the Russell 1000 Growth Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 7/31/02.

      INVESCO GROWTH FUND - CLASS K             RUSSELL 1000 GROWTH INDEX(4)

12/00 $10,000                                   $10,000
7/01  $ 5,601                                   $ 8,097
7/02  $ 2,799                                   $ 5,769

YOUR FUND'S REPORT

GROWTH & INCOME FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

LINE GRAPH: INVESCO GROWTH & INCOME FUND - INVESTOR CLASS GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Investor Class to the value of a $10,000 investment in the Russell 1000 Growth Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (7/98) through 7/31/02.

      INVESCO GROWTH & INCOME FUND - INVESTOR CLASS      RUSSELL 1000 GROWTH INDEX(6)
7/98  $10,000                                            $10,000
7/99  $16,180                                            $12,322
7/00  $21,163                                            $15,326
7/01  $12,009                                            $ 9,953
7/02  $ 7,401                                            $ 7,091

LINE GRAPH: INVESCO GROWTH & INCOME FUND - CLASS  A & B GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Class A and the value of a $10,000 investment in INVESCO Growth & Income Fund - Class B to the value of a $10,000 investment in the Russell 1000 Growth Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Growth & Income Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 7/31/02.

      INVESCO GROWTH & INCOME FUND - CLASS A    INVESCO GROWTH & INCOME FUND - CLASS B    RUSSELL 1000 GROWTH INDEX(6)
4/02  $10,000                                   $10,000                                   $10,000
7/02  $ 6,881                                   $ 6,760                                   $ 7,686

During the 12-month period ended July 31, 2002, volatility and uncertainty prevailed as investors attempted to gauge the direction of the economy against a rapidly changing backdrop. The first major events to shake financial markets were, of course, the tragic attacks of September 11, which understandably sent stocks lower. However, with the United States' quick response and success in Afghanistan, the fourth quarter of 2001 proved to be stronger than many had expected. All signs were pointing toward an economic recovery in 2002.

However, at the end of 2001, revelations of accounting fraud at Enron Corp (not a fund holding) shook investor confidence. As more high-profile scandals unfolded in 2002, sentiment continued to deteriorate. Matters were not helped by unrest in the Middle East, declines in the U.S. dollar, and generally lackluster corporate earnings.

Given the poor investor sentiment during the period, all of the major measures of stock performance moved sharply lower. Yet economic data showed improvement toward the end of 2001 and during the first half of 2002, as evidenced by positive gross domestic product (GDP) growth, healthy productivity, and expansion in the manufacturing and non-manufacturing sectors (as reported by the Institute for Supply Management). Indeed, it appeared that, throughout much of the fiscal year, sentiment -- rather than economic fundamentals -- drove stock prices.

Nevertheless, growth stocks were severely punished in this environment, and Growth & Income Fund-Investor Class shares fell 38.37% over the course of the 12-month period ended July 31, 2002. In comparison, the Russell 1000 Growth Index lost 28.75% during the same time span. (Of course, performance is not a guarantee of future results.)(5),(6) For performance of other share classes, please see page 2.

TECHNOLOGY COMPANIES HAMPER PERFORMANCE

The fund's overweight position in technology stocks relative to the Russell 1000 Growth Index took a toll on performance, as many tech companies were among the year's worst performers. Corporate spending on new technology failed to revive during the period, causing several industries -- including software, semiconductors, and communications equipment -- to retreat. Furthermore, while the technology sector may possess tremendous long-term growth potential, it is also known as a high-growth area, which did not suit investors' bearish mood. Even market leaders that have been longtime fund holdings, such as Cisco Systems and Intel Corp, could not shrug off the unfavorable conditions.

It's important to note, however, that as the technology sector's troubles deepened and its short-term future became hazy, we trimmed the fund's exposure to this area, finishing the period with a tech weighting in line with the Russell 1000 Growth Index. We believe that this positioning allowed us to mitigate risk somewhat without sacrificing the fund's pursuit of long-term growth.

LINE GRAPH: INVESCO GROWTH & INCOME FUND - CLASS C GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Class C to the value of a $10,000 investment in the Russell 1000 Growth Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Growth & Income Fund - Class C inclusion of contingent deferred sales charge, for the period since inception (2/00) through 7/31/02.

      INVESCO GROWTH & INCOME FUND - CLASS C    RUSSELL 1000 GROWTH INDEX(6)

2/00  $10,000                                   $10,000
7/00  $10,374                                   $ 9,992
7/01  $ 5,838                                   $ 6,489
7/02  $ 3,571                                   $ 4,623

Meanwhile, several of the fund's holdings within the consumer discretionary sector also weighed on performance. Our media stocks, for example, struggled in the face of a weak advertising market. We were also disappointed by the industrial companies in the portfolio, which underperformed their counterparts in the index.

HEALTH SERVICES, BANKS OUTPERFORM

On a positive note, the second-largest weighting in the fund after technology during the year was health care, and strong stock selection within this area benefited the fund. While pharmaceuticals and biotechnology companies endured their share of patent expirations, scientific disappointments, and manufacturing problems, the fund's diversification across the sector afforded it exposure to several better-performing health services stocks. For example, drug distributor AmerisourceBergen Corp posted solid gain, as did hospital companies Tenet Healthcare and UnitedHealth Group.

Another pocket of strength for the fund was its investment in high-quality banks, which were able to avoid steep losses thanks to their insulation from the swooning capital markets, strong deposit trends, and a favorable yield curve. Bank of America, Bank One, and Wells Fargo & Co all performed well during the period.

ECONOMY CONTINUES TO IMPROVE

Although fear over the possibility of more terrorist attacks and accounting scandals is currently holding the market back, it appears that a bottom may be in sight. An increasing number of analysts and economists are saying that the market is now undervalued, and the economy's fundamentals -- low inflation, strong productivity, and low interest rates -- remain in place. In addition, we've seen progress in the government's attempts to protect against future corporate malfeasance, which should reassure investors going forward.

Overall, we believe that it takes higher profits -- which we've finally witnessed in most second-quarter results reported in July -- to boost stock prices; and, in turn, it takes an expanding economy to drive higher corporate profits. Once investors regain confidence in corporate managements and the markets, a solid market turnaround could ensue.

--------------------------------------------------------------------------------
                             GROWTH & INCOME FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/02
--------------------------------------------------------------------------------
General Electric....................................................5.84%
Microsoft Corp......................................................4.95%
Cisco Systems.......................................................4.32%
Johnson & Johnson...................................................3.70%
Intel Corp..........................................................3.53%
Tenet Healthcare....................................................3.01%
Wal-Mart Stores.....................................................2.95%
Forest Laboratories.................................................2.82%
Procter & Gamble....................................................2.69%
Pfizer Inc..........................................................2.47%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

LINE GRAPH: INVESCO GROWTH & INCOME FUND - CLASS K GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Class K to the value of a $10,000 investment in the Russell 1000 Growth Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 7/31/02.

      INVESCO GROWTH & INCOME FUND - CLASS K    RUSSELL 1000 GROWTH INDEX(6)

12/00 $10,000                                   $10,000
7/01  $ 6,708                                   $ 8,097
7/02  $ 4,121                                   $ 5,769

PIE CHART:  GROWTH & INCOME FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals......................11.39%
            Industrial Conglomerates..............7.37%
            Systems Software......................5.75%
            Networking Equipment..................4.98%
            Banks.................................4.91%
            Semiconductors .......................4.63%
            Health Care Facilities................4.28%
            Health Care Equipment.................4.25%
            Soft Drinks...........................3.88%
            General Merchandise Stores............3.54%
            Other Industries.....................44.39%
            Net Cash & Cash Equivalents...........0.63%

(5)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(6)THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT

[PHOTOGRAPH OF FRITZ MEYER OMITTED]

FRITZ MEYER

VICE PRESIDENT FRITZ MEYER IS MANAGER OF INVESCO GROWTH & INCOME FUND. FRITZ RECEIVED HIS AB FROM DARTMOUTH COLLEGE WITH A DISTINCTION IN ECONOMICS, AND HIS MBA FROM AMOS TUCK SCHOOL-DARTMOUTH COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1976 AND JOINED INVESCO FUNDS GROUP IN 1996. PRIOR TO JOINING INVESCO, FRITZ WAS AN EXECUTIVE VICE PRESIDENT AND PORTFOLIO MANAGER WITH NELSON, BENSON & ZELLMER, INC. IN DENVER, COLORADO.

YOUR FUND'S REPORT

INVESCO ENDEAVOR FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

This annual reporting period covered a tumultuous year for the stock market, which suffered a sharp downturn. Chief among the negative events that shaped the dismal macroeconomic landscape were the September 11 terrorist attacks and the stream of corporate accounting scandals beginning with the admission of fraud by Enron Corp (not a fund holding) at the end of December. In between, we experienced a brief fourth-quarter rally -- fueled by the U.S.'s successful actions in Afghanistan and talk of an economic recovery -- but this rebound came to an end as investor confidence waned during the first half of 2002.

In this volatile environment, INVESCO Endeavor Fund-Investor Class shares dropped 50.56% during the 12-month period ended July 31, 2002. In comparison, the Russell 3000 Growth Index declined 28.86%. (Past performance is not a guarantee of future results.)(7),(8) For performance of other share classes, please see page 2.

--------------------------------------------------------------------------------
                             INVESCO ENDEAVOR FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/02
--------------------------------------------------------------------------------
Forest Laboratories................................................4.05%
Microsoft Corp.....................................................3.92%
eBay Inc...........................................................3.19%
Pfizer Inc.........................................................3.11%
General Electric...................................................2.89%
Univision Communications Class A Shrs..............................2.64%
Expedia Inc........................................................2.27%
Fox Entertainment Group Class A Shrs...............................2.24%
Cisco Systems......................................................2.14%
Teva Pharmaceutical Industries Ltd
Sponsored ADR Representing Ord Shrs................................2.09%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

BIAS TOWARD RECOVERY PROVES PREMATURE

The fund's underperformance can be largely attributed to our expectation of a faster recovery during the year. We began positioning the fund for an economic expansion and concurrent market advance prior to the unexpected and devastating events of September 11, and this negatively affected the fund when stock prices sank on the heels of the terrorist attacks. While the fund recouped some losses in the more bullish fourth quarter, we were disappointed when these conditions failed to extend into 2002. Unfortunately, the depth and breadth of corporate America's woes were greater than we anticipated, and the fund's emphasis on cyclical growth companies became an impediment.

Specifically, our substantial weighting in the technology sector hampered the fund's performance, as corporate spending and business fundamentals weakened in this area against an increasingly bearish backdrop. Our investments in a number of higher-growth software, semiconductor, and integrated circuit companies were particularly hard-hit, with names like Applied Micro Circuits and Brocade Communications Systems (no longer fund holdings) falling sharply.

Meanwhile, holdings from other cyclical sectors of the market compounded the fund's losses. For example, within the consumer discretionary sector, media companies faltered in the face of decreased in advertising spending post-9/11. And our emphasis throughout much of the year on market-sensitive financial services firms that we had expected to rebound proved premature. At the same time, the fund maintained underweight positions relative to the Russell 3000 Growth Index in areas that were more successful. Most notably, consumer staples stocks managed, as a group, to post a gain. Unfortunately, we had little exposure to staples companies during the year.

On a positive note, strong stock selection within the energy sector provided a lift during the year. One of the fund's more solid performers was Murphy Oil, which benefited from generally higher commodity prices and, at the period's end, a major well discovery off the shore of Malaysia. The find is expected to significantly increase Murphy's earnings and asset value going forward.

LINE GRAPH: INVESCO ENDEAVOR FUND - CLASS  A & B GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Endeavor Fund - Class A and the value of a $10,000 investment in INVESCO Endeavor Fund - Class B to the value of a $10,000 investment in the Russell 3000 Growth Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Endeavor Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 7/31/02.

      INVESCO ENDEAVOR FUND - CLASS A      INVESCO ENDEAVOR FUND - CLASS B        RUSSELL 3000 GROWTH INDEX(8)
4/02  $10,000                              $10,000                                $10,000
7/02  $ 6,134                              $ 5,523                                $ 7,649

LINE GRAPH: INVESCO ENDEAVOR FUND - INVESTOR CLASS GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Endeavor Fund - Investor Class to the value of a $10,000 investment in Russell 3000 Growth Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (10/98) through 7/31/02.

      INVESCO ENDEAVOR FUND - INVESTOR CLASS    RUSSELL 3000 GROWTH INDEX(8)

10/98 $10,000                                   $10,000
7/99  $16,610                                   $12,567
7/00  $25,885                                   $15,604
7/01  $11,686                                   $10,260
7/02  $ 5,778                                   $ 7,299

SHIFT IN STRATEGY

The fund's new management team recently repositioned the fund with an eye toward reducing risk. The biggest change has been a reduction in the fund's technology weighting, which currently comprises just over 20% of the portfolio. Specifically, we have been eliminating higher-risk companies in the integrated circuits industry, as many names in this space are simply surviving on cash and waiting for resurgence in demand to boost their earnings. At the same time, we've been focusing on technology firms with strongerfundamentals, such as Expedia Inc, a new fund holding representing the online travel industry. Expedia has grown rapidly over the past three quarters in spite of the market downturn, and since online travel is not yet a highly penetrated market, we believe there is plenty of room for additional growth.

While reducing the fund's technology weighting, we have simultaneously been increasing holdings in the consumer discretionary, consumer staples, and energy sectors. Overall, our strategy is to diversify the fund more fully, and we are excited about the opportunities we've uncovered in these other areas. For example, within consumer staples, we have added companies like Whole Foods Market and Dean Foods, both leaders in the natural foods group which have been growing steadily and also bring greater stability to the fund, given their lower valuations. Overall, it is the potential for growth with less risk that we are currently finding attractive in today's uncertain market climate.

LINE GRAPH: INVESCO ENDEAVOR FUND - CLASS C GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Endeavor Fund - Class C to the value of a $10,000 investment in the Russell 3000 Growth Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Endeavor Fund - Class C inclusion of contingent deferred sales charge, for the period since inception (2/00) through 7/31/02.

      INVESCO ENDEAVOR FUND - CLASS C           RUSSELL 3000 GROWTH INDEX(8)

2/00  $10,000                                   $10,000
7/00  $ 9,429                                   $ 9,786
7/01  $ 4,222                                   $ 6,434
7/02  $ 2,073                                   $ 4,577

LINE GRAPH: INVESCO ENDEAVOR FUND - CLASS K GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Endeavor Fund - Class K to the value of a $10,000 investment in the Russell 3000 Growth Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 7/31/02.

      INVESCO ENDEAVOR FUND - CLASS K           RUSSELL 3000 GROWTH INDEX(8)

12/00 $10,000                                   $10,000
7/01  $ 6,164                                   $ 8,206
7/02  $ 3,044                                   $ 5,838

PIE CHART:  INVESCO ENDEAVOR FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals........................10.61%
            Broadcasting - Radio/TV.................6.28%
            Systems Software........................6.03%
            Semiconductors..........................4.71%
            Restaurants.............................4.29%
            Banks...................................3.59%
            Food Retail.............................3.56%
            Internet Retail.........................3.19%
            Industrial Conglomerates................2.89%
            Movies & Entertainment..................2.77%
            Other Industries.......................46.29%
            Net Cash & Cash Equivalents.............5.79%

(7)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(8)THE RUSSELL 3000 GROWTH INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THOSE RUSSELL 3000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

TEAM MANAGED

INVESCO ENDEAVOR FUND IS MANAGED BY A GROUP OF SEASONED INVESCO PORTFOLIO MANAGERS WHO SPECIALIZE IN GROWTH STOCK INVESTING. THE IDEAS AND RESEARCH THE TEAM GENERATES ARE SHARED AND COMBINED IN THE MANAGEMENT OF THE FUND.

YOUR FUND'S REPORT

S&P 500 INDEX FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

PIE CHART:  S&P 500 INDEX FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals........................9.87%
            Banks..................................7.35%
            Industrial Conglomerates...............4.60%
            Integrated Oil & Gas...................4.45%
            Systems Software.......................3.87%
            Diversified Financial Services.........3.83%
            Integrated Telecommunication
            Services...............................3.32%
            General Merchandise Stores. ...........3.19%
            Computer Hardware......................2.87%
            Semiconductors.........................2.76%
            Other Industries......................50.45%
            Net Cash & Cash Equivalents............3.44%

--------------------------------------------------------------------------------
                              S&P 500 INDEX FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/02
--------------------------------------------------------------------------------
General Electric....................................................3.68%
Microsoft Corp......................................................2.99%
Exxon Mobil.........................................................2.86%
Wal-Mart Stores.....................................................2.51%
Pfizer Inc..........................................................2.32%
Citigroup Inc.......................................................1.98%
American International Group........................................1.92%
Johnson & Johnson...................................................1.83%
Intel Corp..........................................................1.44%
Coca-Cola Co........................................................1.42%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

A NOTE ABOUT INDEX FUNDS AT INVESCO

INVESCO's S&P 500 Index Fund is designed to track the performance of the S&P 500 Index, an index comprised of common stocks of U.S. companies that is weighted to companies with large market capitalizations. The fund seeks to attain its objective by investing in the common stocks that comprise the index in approximately the same proportions as they are represented in the S&P 500.

For the 12-month period ended July 31, 2002, the value of Institutional Class shares fell 24.50%, while the value of Investor Class shares fell 24.33%. These returns tracked those of the S&P 500 Index over the same period, which fell
23.62%. (Of course, past performance is not a guarantee of future results.)(9),(10)

LINE GRAPH: INVESCO S&P 500 INDEX FUND - INSTITUTIONAL CLASS & INVESTOR CLASS
            GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO S&P 500 Index Fund - Institutional Class and the value of a $10,000 investment in INVESCO S&P 500 Index Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(10), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/97) through 7/31/02.

      INVESCO S&P 500 INDEX FUND - INVESTOR CLASS   INVESCO S&P 500 INDEX FUND - INSTITUTIONAL CLASS        S&P 500 INDEX(10)
12/97 $10,000                                       $10,000                                                 $10,000
7/98  $12,211                                       $12,093                                                 $11,648
7/99  $14,664                                       $14,560                                                 $14,001
7/00  $15,886                                       $15,792                                                 $15,257
7/01  $13,492                                       $13,410                                                 $13,072
7/02  $10,209                                       $10,125                                                 $ 9,984

(9)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN
DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(10)THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

YOUR FUND'S REPORT

SMALL COMPANY GROWTH FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past fiscal year gave investors a multitude of reasons to sell stocks, with few reasons to buy. With investor confidence in the economy, corporate America and financial markets slipping by the month, assets believed to be more defensive were the only areas of relative strength. Indeed, the further out on the risk spectrum you looked, the worse performance was.

This negative investor sentiment did not bode well for small-cap growth investors such as ourselves, and this challenging environment was reflected in the fund's performance. For the 12-month period ended July 31, 2002, Small Company Growth Fund-Investor Class shares declined 34.09%, which lagged the 30.61% decline recorded by the fund's benchmark, the Russell 2000 Growth Index, over the same period. (Of course, past performance is not a guarantee of future results.)(11),(12) For performance of other share classes, please see page 2.

MARKET'S RISK AVERSION HURT GROWTH STOCKS

Although the securities markets, and the small-cap growth universe in particular, offered few places of refuge during the year, some areas hurt our performance more than others. The fund's biggest setback was its overweight exposure to technology stocks, an area that was victimized by the market's spiking intolerance for risk. The group's poor fundamentals compounded the negative market tone: Many tech companies were not benefiting from the gradual economic improvement, but, instead, offered discouraging outlooks. During the second half of the period, we began to trim our exposure to this group, but not before our results had been adversely affected.

Other areas that hindered the fund's relative performance were telecommunications, health care and materials. Our exposure to telecom and materials was small; nonetheless, abysmal performance from a handful of companies was enough to hurt the fund's overall showing. In health care, our stock selection and sub-sector allocations were on the mark, as we underweighted biotechnology and overweighted services, but the sector's overall performance was so poor that our exposure detracted from performance anyway.

ENERGY AND INDUSTRIAL STOCKS
RESISTED THE MARKET'S DOWNTURN

In a market like the one seen during the past year, it's difficult to be enthusiastic about any area. But some sectors demonstrated noteworthy positive relative performance. For example, the fund's energy holdings, an area in which the fund was overweight, generally advanced during the period. In particular, the fund's oil services stocks, such as Patterson-UTI Energy, performed well, gaining ground as the price of oil rose. Smith International, which provides technology and other support products and services to the drilling companies, also outperformed.

We were on target in the industrial sector, where the fund's aerospace and defense stocks benefited from the prospect of increased government spending on security. Elsewhere, the fund's education stocks, including Corinthian College and Career Education, advanced strongly, supported by rising unemployment and corporations' increased attention to employee training and development.

--------------------------------------------------------------------------------
                           SMALL COMPANY GROWTH FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/02
--------------------------------------------------------------------------------
Investors Financial Services.........................................2.02%
Province Healthcare..................................................1.67%
City National........................................................1.54%
Patterson-UTI Energy.................................................1.47%
Waste Connections....................................................1.47%
Career Education.....................................................1.46%
Smith International..................................................1.37%
American Italian Pasta Class A Shrs..................................1.34%
Commerce Bancorp.....................................................1.34%
Corinthian Colleges..................................................1.29%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

SEVERAL SECTOR WEIGHTINGS ON TARGET

Meanwhile, surprisingly strong consumer spending helped the fund's consumer discretionary stocks make positive contributions to relative performance. Although many of the fund's holdings in the sector gave ground, they declined less than the broader market. Notable performers in this area included specialty retailers such as Circuit City Stores, and Coach Inc, the high-end leather goods designer. Another area that made positive contributions to performance were the fund's hotel and leisure stocks, highlighted by restaurant chain Panera Bread and casino operator Harrah's Entertainment.

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - INVESTOR CLASS GROWTH OF
            $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Investor Class to the value of a $10,000 investment in the Russell 2000 Growth Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 7/31/02.

      INVESCO SMALL COMPANY GROWTH FUND - INVESTOR CLASS        RUSSELL 2000 GROWTH INDEX(12)
7/92  $10,000                                                   $10,000
7/93  $13,605                                                   $11,796
7/94  $15,200                                                   $11,947
7/95  $18,175                                                   $15,981
7/96  $20,506                                                   $16,464
7/97  $25,643                                                   $20,621
7/98  $26,788                                                   $20,349
7/99  $35,447                                                   $23,302
7/00  $54,430                                                   $28,225
7/01  $39,989                                                   $21,646
7/02  $26,356                                                   $15,020

Finally, our decision to overweight financial services and consumer staples stocks also supported our performance, as those sectors declined less than the broader market. Likewise, our decision to avoid the utilities sector also helped when that sector declined sharply.

Going forward, our overall strategy has not changed. We continue to believe that the economy will recover this year, and will position the portfolio in a manner that we believe will allow us to fully participate in a potential upswing. As such, we continue to emphasize energy, industrial, and consumer discretionary stocks, as, in our estimation, there are several select companies in these sectors poised to receive a fundamental boost when the recovery gains traction.

PIE CHART:  SMALL COMPANY GROWTH FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Banks..................................8.61%
            Semiconductors.........................4.59%
            Semiconductor Equipment................4.04%
            Health Care Distributors
             & Services............................3.87%
            Oil & Gas Drilling.....................3.77%
            Education Services.....................3.26%
            Oil & Gas Equipment & Services.........3.20%
            Investment Adviser/Broker
            Dealer Services........................3.18%
            Apparel Retail.........................3.17%
            Broadcasting - Radio/TV................3.11%
            Other Industries......................50.34%
            Net Cash & Cash Equivalents ...........8.86%

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - CLASS  A & B GROWTH OF
            $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class A and the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class B to the value of a $10,000 investment in the Russell 2000 Growth Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Small Company Growth Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 7/31/02.

      INVESCO SMALL COMPANY GROWTH FUND - CLASS A    INVESCO SMALL COMPANY GROWTH FUND - CLASS B    RUSSELL 2000 GROWTH INDEX(12)
4/02  $10,000                                        $10,000                                        $10,000
7/02  $ 7,067                                        $ 6,976                                        $ 7,135

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - CLASS C GROWTH OF $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class C to the value of a $10,000 investment in Russell 2000 Growth Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Small Company Growth Fund
- Class C inclusion of contingent deferred sales charge, for the period since inception (2/00) thru 7/31/02.

      INVESCO SMALL COMPANY GROWTH FUND - CLASS C       RUSSELL 2000 GROWTH INDEX(12)
2/00  $10,000                                           $10,000
7/00  $ 8,883                                           $ 7,579
7/01  $ 6,463                                           $ 5,812
7/02  $ 4,165                                           $ 4,033

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - CLASS K GROWTH OF $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class K to the value of a $10,000 investment in Russell 2000 Growth Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/01) through 7/31/02.

      INVESCO SMALL COMPANY GROWTH FUND - CLASS K       RUSSELL 2000 GROWTH INDEX(12)
12/01 $10,000                                           $10,000
7/02  $ 7,168                                           $ 6,995

(11)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(12)THE RUSSELL 2000 GROWTH INDEX COMPRISES SECURITIES IN THE RUSSELL 2000 INDEX WITH A GREATER-THAN-AVERAGE GROWTH ORIENTATION. COMPANIES IN THIS INDEX TEND TO EXHIBIT HIGHER PRICE-TO-BOOK AND PRICE-TO-EARNINGS RATIOS. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER
EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT

[PHOTOGRAPH OF STACIE L. COWELL OMITTED]

STACIE L. COWELL, CFA

SMALL COMPANY GROWTH FUND

SENIOR VICE PRESIDENT STACIE COWELL IS THE LEAD MANAGER OF INVESCO SMALL COMPANY GROWTH FUND. STACIE RECEIVED HER BA FROM COLGATE UNIVERSITY, AND HER MS IN FINANCE FROM THE UNIVERSITY OF COLORADO AT DENVER. STACIE BEGAN HER INVESTMENT CAREER IN 1989, AND SHE HAS MANAGED THIS FUND SINCE 1996. SHE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

[PHOTOGRAPH OF CAMERON COOKE OMITTED]

CAMERON COOKE

CAMERON COOKE IS CO-PORTFOLIO MANAGER OF INVESCO SMALL COMPANY GROWTH FUND. HE RECEIVED HIS BACHELOR'S DEGREE IN ECONOMICS FROM THE UNIVERSITY OF NORTH CAROLINA AT CHAPEL HILL, AND BEGAN HIS INVESTMENT CAREER IN 1996. HE JOINED INVESCO IN 2000.

YOUR FUND'S REPORT

VALUE EQUITY FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

It has been a challenging year for the stock market, which was first derailed by the September 11 tragedy and then -- just as the economy seemed poised for a recovery -- by a crisis in corporate accounting practices. Indeed, the only period of strength was the fourth quarter of 2001, when investors responded favorably to U.S. success in Afghanistan. Unfortunately, however, the collapse in December of Enron Corp (not a fund holding) proved to be only the first phase of a problem that grew in scope as 2002 progressed, sending investor confidence and the stock market lower with each passing month and each new accounting scandal. Weakness in the U.S. dollar, strife in the Middle East, and fears of additional terrorist attacks only exacerbated weak investor sentiment during the period.

In positive news, the economy picked up noticeably, especially in the first quarter of 2002 which saw gross domestic product (GDP) growth of more than 5%. Additionally, housing and consumer spending remained surprisingly strong throughout the period, and the Federal Reserve worked to keep interest rates low, implementing five rate cuts between August and December 2001. Interestingly, after the economy heated up in the first quarter of 2002, investors began to speculate that rates might be raised. However, the Fed maintained a neutral stance, apparently deterred by the faltering stock market from implementing any rate increases.

VALUE STOCKS MODESTLY OUTPERFORM

In such a challenging year, there were few pockets of strength -- and both value- and growth-oriented stocks generally declined. However, our strong stock selection driven by our disciplined investment process benefited the fund. As a result, Value Equity Fund-Investor Class shares dropped 20.28% for the 12-month period ended July 31, 2002, while the fund's benchmark, the S&P 500 Index, fell 23.62% during the same period. (Of course, past performance is not a guarantee of future results.)(13),(14) For performance of other share classes, please see page 2.

The strongest sector over the course of the year -- and, in fact, the only sector in the S&P 500 to post a gain -- was consumer staples. Though slightly underweight relative to the index in this area, the fund's staples holdings outpaced their counterparts in the index. For example, Procter & Gamble enjoyed a substantial gain as the company executed its restructuring plan, bringing in new management and increasing its marketing budget to boost sales and earnings. We were also pleased with performance from Philip Morris. A more defensive company with excellent cash flow, it managed to thrive despite the year's unfavorable conditions.

LINE GRAPH: INVESCO VALUE EQUITY FUND - INVESTOR CLASS GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Value Equity Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 7/31/02.

      INVESCO VALUE EQUITY FUND - INVESTOR CLASS        S&P 500 Index(14)

7/92  $10,000                                           $10,000
7/93  $10,436                                           $10,871
7/94  $11,457                                           $11,431
7/95  $14,111                                           $14,411
7/96  $16,150                                           $16,796
7/97  $22,828                                           $25,548
7/98  $25,070                                           $30,482
7/99  $27,088                                           $36,639
7/00  $25,323                                           $39,925
7/01  $25,374                                           $34,208
7/02  $20,227                                           $26,128

LINE GRAPH: INVESCO VALUE EQUITY FUND - CLASS  A & B GROWTH OF $10,000(13)

This line graph  compares  the value of a $10,000  investment  in INVESCO  Value
Equity Fund - Class A and the value of a $10,000 investment in INVESCO Value Equity Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Value Equity Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 7/31/02.

      INVESCO VALUE EQUITY FUND - CLASS A       INVESCO VALUE EQUITY FUND - CLASS B     S&P 500 Index(14)
4/02  $10,000                                   $10,000                                 $10,000
7/02  $ 7,609                                   $ 7,579                                 $ 7,986

LINE GRAPH: INVESCO VALUE EQUITY FUND - CLASS C GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Value Equity Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Value Equity Fund - Class C inclusion of contingent deferred sales charge, for period since inception (2/00) through 7/31/02.

      INVESCO VALUE EQUITY FUND - CLASS C       S&P 500 Index(14)

2/00  $10,000                                   $10,000
7/00  $10,152                                   $10,519
7/01  $10,102                                   $ 9,013
7/02  $ 7,982                                   $ 6,884

A number of the fund's industrials stocks also fared relatively well, particularly those with exposure to the defense industry. Given the U.S.
government's emphasis on -- and increased spending in -- defense since 9/11, holdings like Lockheed Martin proved to be well positioned for the year.

Meanwhile, the fund's financial holdings turned in mixed results. On the positive side, domestic banks such as Wells Fargo & Co and Bank of America outperformed. These firms were aided by the steeper yield curve (which positively affected lending conditions) as well as their lack of exposure to the weak capital markets. Conversely, more market-sensitive firms in the portfolio, including Stilwell Financial and JP Morgan Chase & Co, declined.

The fund's slightly overweight position in  telecommunications  relative to the
index   hampered   performance   during   the   year.   Specifically,    Verizon
Communications, SBC Communications, and other such holdings were dragged down in the telecom meltdown, a collapse fueled by overcapacity and weakening demand.

STOCK SELECTION KEY

Looking ahead, the macroeconomic picture is hazy. We are watching consumer behavior closely for any signs of weakness, since a drop-off in spending could signal more turmoil for the economy. And it will be interesting to see whether the recent legislation passed requiring financial statement certification by company CEOs will help restore investors' confidence in corporate America. Finally, investors have their eyes on the Federal Reserve. Will the Fed cut interest rates? If so, this could boost the stock market. On the other hand, another rate reduction could be perceived as a sign of economic weakness.

With so many uncertainties ahead of us, we continue to rely on fundamental, bottom-up research as our guide, focusing on analyzing basics like cash flow, earnings, balance sheets, and quality of management. Individual stock selection is always key, but in today's volatile market it has taken center stage.

--------------------------------------------------------------------------------
                               VALUE EQUITY FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/02
--------------------------------------------------------------------------------
Exxon Mobil..........................................................3.74%
Citigroup Inc........................................................3.19%
Bank of America......................................................3.15%
General Electric.....................................................3.03%
Wells Fargo & Co.....................................................2.70%
Marsh & McLennan.....................................................2.65%
Philip Morris........................................................2.47%
Merrill Lynch & Co...................................................2.36%
BP PLC Sponsored ADR Representing 6 Ord Shrs.........................2.19%
Bank One  ...........................................................2.12%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

PIE CHART:  VALUE EQUITY FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Banks.................................10.47%
            Integrated Oil & Gas...................8.16%
            Investment Adviser/Broker
            Dealer Services........................6.64%
            Diversified Financial Services.........4.34%
            Integrated Telecommunication
              Services.............................3.82%
            Aerospace & Defense....................3.54%
            Industrial Machinery...................3.49%
            Pharmaceuticals........................3.24%
            Electric Utilities.....................3.17%
            Industrial Conglomerates...............3.03%
            Other Industries......................40.36%
            Net Cash & Cash Equivalents............9.74%

(13)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(14)THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT

[PHOTOGRAPH OF CHARLES p. MAYER OMITTED]

CHARLES P. MAYER

VALUE EQUITY FUND

SENIOR VICE PRESIDENT AND DIRECTOR OF VALUE AND FIXED-INCOME INVESTMENTS CHARLES
P. MAYER IS LEAD PORTFOLIO MANAGER FOR INVESCO VALUE EQUITY FUND. CHARLIE HAS MORE THAN 30 YEARS OF EXPERIENCE MANAGING DIVERSIFIED EQUITY PORTFOLIOS. CHARLIE EARNED HIS BA FROM ST. PETER'S COLLEGE AND AN MBA FROM ST. JOHN'S UNIVERSITY. HE BEGAN HIS INVESTMENT CAREER IN 1969 AND JOINED INVESCO FUNDS GROUP IN 1993.

QUESTIONS & ANSWERS

AN INTERVIEW WITH TIM MILLER, CHIEF INVESTMENT OFFICER

[PHOTGRAPH OF TIM MILLER OMITTED]

TIM MILLER IS CHIEF INVESTMENT OFFICER FOR INVESCO AND LEADS INVESCO'S GROWTH INVESTMENT MANAGEMENT TEAM.

NAVIGATING A TUMULTUOUS YEAR

TIM, STOCKS ENDURED ANOTHER CHALLENGING YEAR. AND THE PERFORMANCE RECORDED BY MANY OF INVESCO'S FUNDS WAS DISAPPOINTING COMPARED TO THEIR LONG-TERM TRACK RECORDS. WHAT LED TO THESE RESULTS?

TIM MILLER: The stock market offered few areas of refuge during the past year, and of the few sub-sectors that held up, most could not be considered growth areas by any stretch of the definition. As the market's anxieties intensified, money rotated out of investments with more aggressive risk/reward profiles. That rotation hurt stocks on the whole, but growth stocks were hit particularly hard. So our growth funds were handicapped from the get-go because of their style mandates. But we also made some tactical errors that hurt our performance compared to growth-biased indexes.

WOULD YOU GIVE US AN EXAMPLE?

TIM MILLER: Early in the period, we recognized that the cumulative effects of the Federal Reserve's unprecedented stimulative campaign were beginning to gain traction. Even manufacturing activity was starting to show signs of life. Remember, this economic downturn was caused by a decline in corporate capital expenditures, and the manufacturing sector was one of the first areas to be affected. While many economists debated whether the overall economy had fallen into a recession, those same economists agreed the manufacturing sector had certainly slipped into recession. So in August 2001, with manufacturing activity picking up, all signs indicated the economy was on the verge of resuming its expansion.

When we saw burgeoning signs of an economic recovery, we focused on several semiconductor and software companies, as well as consumer discretionary and industrial firms. These areas have historically received the biggest fundamental boosts during the early stages of economic recovery.

WHAT WENT WRONG?

TIM MILLER: The nascent economic recovery was squelched by the tragedies of September 11. Business activity was non-existent during the days immediately following the terrorist attacks, and consumer confidence plummeted. The U.S. economy fell into recession, which completely undermined our investment thesis, and our performance reflected that. Although it does not make our showing any less disappointing, in retrospect, the terrorist attacks were one variable that no one predicted. Like the rest of the American public, we were shocked by those horrific events.

WERE THERE ANY OTHER TACTICAL ERRORS?

TIM MILLER: As stocks swooned in the days following the terrorist attacks, we decided to take advantage of the volatility by improving the quality of our portfolios, particularly in technology and telecommunications. We sold or trimmed our stakes in companies with financial prospects that we deemed questionable, investing the proceeds in companies that we believed would emerge from the difficult period with more market share. This repositioning worked during the fourth quarter, when tech stocks rallied sharply. As the first quarter of 2002 progressed, it became clear that tech and telecom companies were not benefiting from the economic recovery to the same degree that many other industries were. On the contrary, corporations remained extremely frugal when it came to investing in their technology and communications infrastructures. The fundamental weakness in those two groups persisted through the end of the funds' fiscal year.

"...WE THINK THE ECONOMY AND THE MARKET WILL SEE BRIGHTER DAYS IN THE COMING SIX MONTHS, AND WE BELIEVE OUR FUNDS WILL CAPITALIZE ON THAT IMPROVEMENT."

WHICH TACTICS WORKED WELL DURING THE PERIOD?

TIM MILLER: With the exception of late September, consumer spending has been remarkably resilient throughout this downturn. And the consumer discretionary sector has benefited, particularly several of our favorite retailers and casino stocks.

We were also on target with our biotechnology strategy. Our health care team recognized that many biotech companies were tying their success to one product. We felt that if those products failed to receive regulatory approval, they would have a hard time recovering. Yet companies in the industry were trading at levels that we deemed unjustified given the associated risks. The Growth Team elected to significantly underweight biotech, a move that paid off as the group declined after several high-profile compounds did not pass clinical trials.

WHAT PERSPECTIVE CAN BE GAINED FROM THIS DIFFICULT YEAR?

TIM MILLER: We believe the past 30 months or so have represented a once-in-a-generation bear market. And it might not be over. These difficulties have only reinforced the time-tested principals of prudent investing: Stay diversified and maintain a balance of risk and reward that is appropriate for your investing time horizon.

Our equity funds are managed for long-term investors, and, over the long-term, we believe our process of identifying the best individual opportunities within the appropriate capitalization range and style objective has worked. We continue to be confident in our process. Even though our investment thesis was hurt by the terrorist attacks and their subsequent, far-reaching effect on the economy, we continue to believe we're well positioned for the next three years.

In fact, we think the economy and the market will see brighter days in the coming six months, and we believe our funds will capitalize on that improvement. That optimism is strengthened by the strong performance exhibited by many of our funds during market rallies. Our showing on those positive market days has us convinced we're in the right companies for the next stage.

MARKET HEADLINES

MARKET OVERVIEW

AUGUST 2001 TO JULY 2002

Equity markets began the fiscal year on a negative note, as investors became increasingly concerned about the economy and the outlook for corporate earnings. With investors feeling quite risk averse, bonds ranked among the best-performing asset classes, and value stocks, which are often considered relatively defensive, outperformed their growth counterparts. But by the end of summer, the Federal Reserve's stimulative easing campaign appeared to be working, and investors' tolerance for risk gradually improved.

Then came the horrific events of September 11, 2001. The stock market's unfavorable reaction to an uncertain environment is well known, and the attacks understandably heightened investors' wariness. Mean-while, many businesses took an unexpected blow -- most notably airlines, insurers, and growth companies hurt by the sudden rotation into more defensive investments. As the country and its financial markets attempted to digest the unprecedented tragic events, the third calendar quarter concluded as the worst three-month period for stocks since the fall of 1987.

Bonds, on the other hand, were aided by investors' anxiety over the struggling stock market -- which spurred a flight to investments believed to be "safe havens." Some stocks in more defensive areas, such as health care and consumer staples, also managed to weather the downturn admirably.

Market tone improved dramatically in October, as the successful U.S. military action in Afghanistan and another Fed rate cut offset the concern accompanying a rash of anthrax scares. Confidence in our financial system and government seemingly grew by the day, and stocks -- particularly growth and technology stocks -- rallied throughout the fourth quarter. Also encouraging were positive statements from a number of companies suggesting they had started to see business activity pick up.

After cutting rates again in November, the Fed implemented its final rate cut of the cycle in December, bringing the federal funds rate to a low of 1.75%. But there was also negative news. Energy trading giant Enron Corp came under intense scrutiny, as questionable accounting practices undermined its business and investor support. The aftermath of the Enron scandal rippled through the market in January, which fell prey to growing concerns over accounting methods in general. Although the market rebounded quickly from the seed of doubt planted by the Enron meltdown, the recovery was short-lived, as spring saw that seed germinate as additional corporate malfeasance surfaced.

Following the Enron crisis, the first half of 2002 was peppered with repeated reports of corporate accounting scandals. The period saw such corporate giants as WorldCom Inc and Qwest Communications International come under fire for questionable accounting that, in some instances, crossed the line into outright fraud. Combined, these announcements led to a crisis in confidence on the part of investors.

Meanwhile, the stream of positive economic data continued, but investors instead chose to focus on the preponderance of negative news. Fundamentally, corporate profits had yet to benefit from the improving business climate. Also capturing investor attention were rising geopolitical tensions, including frequent suicide bombings along the West Bank, and hostile posturing between nuclear rivals India and Pakistan. By summer, the Bush administration appeared to be seeking support for an attack on Iraq, which only added to the market's anxieties.

During July, the market appeared to respond by opting out of stocks altogether. At times, the selling was so widespread and indiscriminate that some observers wondered if the bear market had finally found its bottom. Indeed, during the period's final week, stocks enjoyed a sharp (albeit choppy) rally, prompting speculation that the worst was finally behind us.

There were reasons for optimism. For one thing, the second calendar quarter's corporate earnings reports generally exceeded depressed expectations. And government regulators appeared to be taking steps to restore the public's confidence in corporate accounting, notably a requirement for the top executives of America's largest companies to certify under oath that their financial statements legitimately reflect their businesses' health. Corporate America also took steps to win back the public's trust, when several high-profile companies announced they would treat option compensation as an expense.

Despite the period's late rally, the stock market and the economy remained decoupled. Historically, stocks and the economy have behaved more-or-less in lockstep. But at the end of July, stocks were still depressed, while the economic data were generally positive. This difference of opinion will surely be reconciled eventually, but which ends up being right -- investors or the economic figures -- will determine how stocks perform during the balance of the year.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO STOCK FUNDS, INC.
JULY 31, 2002
                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------
DYNAMICS FUND
92.96  COMMON STOCK
2.36   ADVERTISING
       Lamar Advertising Class A Shrs(a)                1,551,900 $  49,009,002
       Omnicom Group                                      684,700    36,501,357
       WPP Group PLC                                    1,181,434     8,951,336
================================================================================
                                                                     94,461,695
0.82   AEROSPACE & DEFENSE
       L-3 Communications Holdings(a)                     712,600    32,936,372
================================================================================
0.01   ALTERNATIVE CARRIERS
       Time Warner Telecom Class A Shrs(a)(b)             235,300       277,654
================================================================================
0.58   APPAREL RETAIL
       Limited Brands                                   1,295,000    23,271,150
================================================================================
5.35   APPLICATION SOFTWARE
       BEA Systems(a)                                   4,358,300    24,188,565
       Check Point Software Technologies Ltd(a)         1,300,900    21,829,102
       Intuit Inc(a)                                    1,093,400    48,087,732
       Mercury Interactive(a)                           1,059,700    27,149,514
       PeopleSoft Inc(a)                                2,615,500    47,026,690
       Quest Software(a)                                  710,000     6,872,800
       Rational Software(a)                             1,250,900     8,406,048
       Siebel Systems(a)                                2,375,100    22,325,940
       TIBCO Software(a)                                1,494,600     8,100,732
================================================================================
                                                                    213,987,123
2.93   BANKS
       Banknorth Group                                    808,200    20,560,608
       M&T Bank                                           104,000     8,694,400
       National Commerce Financial                        485,000    12,488,750
       Northern Trust                                     815,800    32,493,314
       Synovus Financial                                  925,000    22,200,000
       TCF Financial                                      440,000    20,882,400
================================================================================
                                                                    117,319,472
1.84   BIOTECHNOLOGY
       Gilead Sciences(a)                               1,162,800    35,430,516
       IDEC Pharmaceuticals(a)                            860,100    38,351,859
================================================================================
                                                                     73,782,375
2.85   BROADCASTING -- RADIO/TV
       Cox Radio Class A Shrs(a)                          728,500    16,937,625
       Entercom Communications(a)                         778,050    33,689,565
       Univision Communications Class A Shrs(a)         1,335,000    38,167,650
       Westwood One(a)                                    798,500    25,352,375
================================================================================
                                                                    114,147,215
2.58   CABLE & SATELLITE OPERATORS
       Cablevision Systems-Rainbow Media Group(a)       1,293,027    12,244,966
       EchoStar Communications Class A Shrs(a)          1,637,200    26,702,732

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       USA Interactive(a)                               2,919,700 $  64,376,465
================================================================================
                                                                    103,324,163
1.95   CASINOS & GAMING
       Harrah's Entertainment(a)                        1,274,400    60,304,608
       MGM MIRAGE(a)                                      507,000    17,745,000
================================================================================
                                                                     78,049,608
2.32   COMPUTER & ELECTRONICS RETAIL
       Best Buy(a)                                        934,000    30,728,600
       CDW Computer Centers(a)                          1,295,700    61,934,460
================================================================================
                                                                     92,663,060
2.70   COMPUTER STORAGE & PERIPHERALS
       Brocade Communications Systems(a)                1,929,900    36,185,625
       Emulex Corp(a)                                     920,800    21,325,728
       Lexmark International Class A Shrs(a)              494,400    24,166,272
       Network Appliance(a)                             3,122,701    26,418,050
================================================================================
                                                                    108,095,675
1.51   CONSUMER FINANCE
       Capital One Financial                              790,400    25,055,680
       SLM Corp(c)                                        386,700    35,189,700
================================================================================
                                                                     60,245,380
1.09   DATA PROCESSING SERVICES
       Concord EFS(a)                                     479,800     9,356,100
       Paychex Inc                                      1,298,450    34,162,220
================================================================================
                                                                     43,518,320
0.24   DEPARTMENT STORES
       Kohl's Corp(a)                                     147,500     9,735,000
================================================================================
0.06   DIVERSIFIED COMMERCIAL SERVICES
       Hewitt Associates(a)                                94,700     2,225,450
================================================================================
1.83   DIVERSIFIED FINANCIAL SERVICES
       A.G. Edwards                                        412,100   14,176,240
       Ambac Financial Group                               504,200   31,779,726
       Neuberger Berman                                    455,000   13,868,400
       SEI Investments                                     508,200   13,370,742
================================================================================
                                                                     73,195,108
1.34   EDUCATION SERVICES
       Apollo Group Class A Shrs(a)                        759,550   29,812,338
       Career Education(a)                                 540,500   23,857,670
================================================================================
                                                                     53,670,008
1.43   ELECTRICAL COMPONENTS & EQUIPMENT
       Molex Inc                                         1,025,662   29,928,817
       SPX Corp(a)                                         263,200   27,504,400
================================================================================
                                                                     57,433,217
1.93   ELECTRONIC EQUIPMENT & INSTRUMENTS
       AVX Corp                                            570,000    7,478,400
       Celestica Inc(a)                                  1,067,600   22,900,020
       Flextronics International Ltd(a)                  1,150,300    9,110,376
                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------
       Tech Data(a)                                     1,125,300 $  37,753,815
================================================================================
                                                                     77,242,611
1.51   EMPLOYMENT SERVICES
       Manpower Inc                                       449,600    16,931,936
       Robert Half International(a)                     2,186,300    43,616,685
================================================================================
                                                                     60,548,621
0.77   HEALTH CARE DISTRIBUTORS & SERVICES
       McKesson Corp                                      551,700    18,161,964
       Triad Hospitals(a)                                 315,000    12,593,700
================================================================================
                                                                     30,755,664
4.20   HEALTH CARE EQUIPMENT
       Laboratory Corp of America Holdings(a)           1,028,200    35,267,260
       St Jude Medical(a)                               1,270,600    48,282,800
       Varian Medical Systems(a)                          960,600    40,153,080
       Zimmer Holdings(a)                               1,190,000    44,303,700
================================================================================
                                                                    168,006,840
0.88   HEALTH CARE SUPPLIES
       Alcon Inc(a)                                       997,000    35,094,400
================================================================================
0.54   HOTELS
       Hotels.com Class A Shrs(a)(c)                      510,000    21,777,000
================================================================================
0.63   INDUSTRIAL GASES
       Praxair Inc                                        480,000    25,104,000
================================================================================
3.35   INDUSTRIAL MACHINERY
       Danaher Corp                                       549,000    34,065,450
       Eaton Corp                                         430,000    30,022,600
       Illinois Tool Works                                451,900    29,820,881
       ITT Industries                                     285,900    18,263,292
       Parker-Hannifin Corp                               541,000    21,780,660
================================================================================
                                                                    133,952,883
0.71   INTEGRATED OIL & GAS
       Murphy Oil                                         340,700    28,329,205
================================================================================
1.89   INTERNET RETAIL
       Amazon.com Inc(a)(c)                               752,800    10,884,735
       eBay Inc(a)                                      1,132,600    64,660,134
================================================================================
                                                                     75,544,869
1.33   INTERNET SOFTWARE & SERVICES
       Expedia Inc(a)(c)                                  955,600    46,461,272
       Expedia Inc Warrants (Exp 2009)(a)(d)              180,786     4,031,528
       webMethods Inc(a)(b)                               327,700     2,880,483
================================================================================
                                                                     53,373,283
3.73   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Bear Stearns                                       378,800    22,811,336
       E*TRADE Group(a)                                 2,631,000    10,392,450
       Eaton Vance                                        654,900    17,525,124
       Federated Investors Class B Shrs                   580,200    16,489,284
       Investment Technology Group(a)                     530,250    17,959,568
       Legg Mason                                         910,700    38,832,248

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Lehman Brothers Holdings                           443,580 $  25,155,422
================================================================================
                                                                    149,165,432
1.03   INVESTMENT COMPANIES
       iShares Trust Russell Midcap Growth Index Fund(c)    9,500       491,625
       Nasdaq-100 Trust Series 1 Shrs(a)                1,703,600    40,630,860
================================================================================
                                                                     41,122,485
3.59   IT CONSULTING & SERVICES
       Affiliated Computer Services Class A Shrs(a)       993,600    46,679,328
       BISYS Group(a)                                   1,801,400    41,612,340
       KPMG Consulting(a)                               3,023,500    31,867,690
       SunGard Data Systems(a)                            993,500    23,297,575
================================================================================
                                                                    143,456,933
0.23   LEISURE PRODUCTS
       Mattel Inc                                         500,000     9,405,000
================================================================================
1.52   LIFE & HEALTH INSURANCE
       John Hancock Financial Services                    629,700    20,843,070
       Nationwide Financial Services Class A Shrs(b)    1,295,000    39,989,600
================================================================================
                                                                     60,832,670
1.34   MANAGED HEALTH CARE
       First Health Group(a)                            1,491,200    37,488,768
       WellPoint Health Networks(a)                       225,000    16,087,500
================================================================================
                                                                     53,576,268
0.98   MOVIES & ENTERTAINMENT
       Blockbuster Inc Class A Shrs                       839,000    19,380,900
       Metro-Goldwyn-Mayer Inc(a)                       1,831,000    19,683,250
================================================================================
                                                                     39,064,150
0.78   NETWORKING EQUIPMENT
       Extreme Networks(a)                              2,990,300    31,099,120
================================================================================
1.10   OIL & GAS DRILLING
       GlobalSantaFe Corp                                 305,000     6,874,700
       Nabors Industries Ltd(a)                           443,000    13,520,360
       Noble Corp(a)                                      729,000    23,619,600
================================================================================
                                                                     44,014,660
3.94   OIL & GAS EQUIPMENT & SERVICES
       BJ Services(a)                                   1,455,900    46,428,651
       Cooper Cameron(a)                                1,031,700    44,352,783
       Smith International(a)                           2,117,400    66,931,014
================================================================================
                                                                    157,712,448
2.02   OIL & GAS EXPLORATION & PRODUCTION
       Apache Corp                                        623,290    32,099,435
       Kerr-McGee Corp                                    497,200    23,254,044
       Pioneer Natural Resources(a)                     1,050,400    25,430,184
================================================================================
                                                                     80,783,663
0.24   PERSONAL PRODUCTS
       Estee Lauder Class A Shrs                          311,600     9,447,712
================================================================================
6.64   PHARMACEUTICALS
       Allergan Inc                                       332,300    20,100,827

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       AmerisourceBergen Corp                             867,789 $  58,133,185
       Forest Laboratories(a)                           1,583,600   122,681,492
       Teva Pharmaceutical Industries Ltd Sponsored ADR
         Representing Ord Shrs                            971,400    64,793,351
================================================================================
                                                                    265,708,855
0.19   REINSURANCE
       RenaissanceRe Holdings Ltd                         195,000     7,605,000
================================================================================
1.30   RESTAURANTS
       CBRL Group                                       1,300,000    38,896,000
       Starbucks Corp(a)                                  661,000    12,975,430
================================================================================
                                                                     51,871,430
1.90   SEMICONDUCTOR EQUIPMENT
       ASML Holding NV New York Registered Shrs(a)        536,200     6,353,970
       KLA-Tencor Corp(a)                                 620,500    24,441,495
       Lam Research(a)                                  1,179,300    14,505,390
       Novellus Systems(a)                                625,100    16,871,449
       Teradyne Inc(a)                                    927,400    13,911,000
================================================================================
                                                                     76,083,304
6.19   SEMICONDUCTORS
       Altera Corp(a)                                   1,803,100    21,330,673
       Analog Devices(a)                                  720,200    17,356,820
       Cypress Semiconductor(a)                         1,404,000    16,117,920
       Fairchild Semiconductor International
         Class A Shrs(a)                                  786,800    14,028,644
       Integrated Device Technology(a)                    718,600     9,198,080
       Linear Technology                                1,156,300    31,312,604
       Maxim Integrated Products(a)                     1,008,200    35,468,476
       Microchip Technology(a)                          1,615,915    35,582,448
       Micron Technology(a)                               635,100    12,378,099
       National Semiconductor(a)                          587,200    10,634,192
       QLogic Corp(a)                                     595,800    24,278,850
       RF Micro Devices(a)                              1,815,900    12,093,894
       Xilinx Inc(a)                                      409,200     7,852,548
================================================================================
                                                                    247,633,248
0.31   SPECIALTY STORES
       Office Depot(a)                                    959,700    12,456,906
================================================================================
0.09   STEEL
       Nucor Corp                                          67,000     3,740,610
================================================================================
3.81   SYSTEMS SOFTWARE
       Adobe Systems                                    1,233,300    29,549,868
       BMC Software(a)                                  1,419,300    19,089,585
       Networks Associates(a)                           1,136,700    13,810,905
       Symantec Corp(a)                                 1,629,800    54,663,492
       VERITAS Software(a)                              2,101,600    35,369,928
================================================================================
                                                                    152,483,778
0.22   TELECOMMUNICATIONS EQUIPMENT
       Polycom Inc(a)                                     772,800     8,848,560
================================================================================
0.28   WIRELESS TELECOMMUNICATION SERVICES
       Nextel Partners Class A Shrs(a)                  2,848,350    11,137,048
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       TOTAL COMMON STOCKS & WARRANTS
         (COST $4,132,329,618)                                   $3,719,316,701
================================================================================
7.04   SHORT-TERM INVESTMENTS
0.63   US GOVERNMENT AGENCY OBLIGATIONS
       Freddie Mac, Reference Bills, Discount
         Notes, 1.740%, 8/1/2002
         (Amortized Cost $25,000,000)               $  25,000,000    25,000,000
================================================================================
5.00   COMMERCIAL PAPER
1.25   BANKS
       UBS Finance, Discount Notes, 1.790%,
         8/1/2002                                   $  50,000,000    50,000,000
================================================================================
1.25   CONSUMER RECEIVABLES
       New Center Asset Trust, Series 1,
         Discount Notes 1.810%, 8/1/2002            $  50,000,000    50,000,000
================================================================================
1.25   DIVERSIFIED FINANCIAL SERVICES
       State Street, Discount Notes, 1.820%,
         8/1/2002                                   $  50,000,000    50,000,000
================================================================================
1.25   MULTI-LINE INSURANCE
       AIG Funding, 1.800%, 8/1/2002                $  50,000,000    50,000,000
================================================================================
         TOTAL COMMERCIAL PAPER
           (Amortized Cost $200,000,000)                            200,000,000
================================================================================
1.41   REPURCHASE AGREEMENTS
       Repurchase Agreement with State
         Street dated 7/31/2002 due 8/1/2002
         at 1.800%, repurchased at $56,463,823
         (Collateralized by Fannie Mae, Benchmark
         Notes, due 6/15/2009 at 6.375%, value
         $57,735,192) (Cost $56,461,000)            $  56,461,000    56,461,000
================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (AMORTIZED COST $281,461,000)                              281,461,000
================================================================================
100.00 TOTAL INVESTMENT SECURTIES AT VALUE
       (Cost $4,413,790,618)                                     $4,000,777,701
================================================================================

GROWTH FUND
88.97  COMMON STOCKS
0.51   ADVERTISING
       Omnicom Group                                       52,600 $   2,804,106
================================================================================
4.37   AEROSPACE & DEFENSE
       Honeywell International                            265,600     8,594,816
       United Technologies                                220,800    15,345,600
================================================================================
                                                                     23,940,416
2.57   APPLICATION SOFTWARE
       BEA Systems(a)                                   1,024,050     5,683,477
       Mercury Interactive(a)                             165,300     4,234,986
       Siebel Systems(a)                                  444,500     4,178,300
================================================================================
                                                                     14,096,763
8.40   BANKS
       Bank of America                                    203,300    13,519,450
       Bank One                                           212,000     8,248,920
       Fifth Third Bancorp                                 85,700     5,662,199

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Wells Fargo & Co                                   366,200 $  18,624,932
================================================================================
                                                                     46,055,501
0.45   BROADCASTING -- RADIO/TV
       Clear Channel Communications(a)                     94,600     2,464,330
================================================================================
2.21   CABLE & SATELLITE OPERATORS
       EchoStar Communications Class A Shrs(a)            472,170     7,701,093
       USA Interactive(a)                                 200,410     4,418,840
================================================================================
                                                                     12,119,933
1.04   COMPUTER & ELECTRONICS RETAIL
       Best Buy(a)                                        172,800     5,685,120
================================================================================
0.71   COMPUTER STORAGE & PERIPHERALS
       Brocade Communications Systems(a)                   67,195     1,259,906
       Network Appliance(a)                               312,970     2,647,726
================================================================================
                                                                      3,907,632
0.48   CONSUMER FINANCE
       MBNA Corp                                          134,850     2,614,742
================================================================================
2.66   DATA PROCESSING SERVICES
       First Data                                         219,300     7,664,535
       Fiserv Inc(a)                                      200,600     6,902,646
================================================================================
                                                                     14,567,181
2.60   DIVERSIFIED FINANCIAL SERVICES
       Citigroup Inc                                      314,621    10,552,388
       JP Morgan Chase & Co                               148,800     3,714,048
================================================================================
                                                                     14,266,436
0.73   DIVERSIFIED METALS & MINING
       Phelps Dodge                                       116,800     3,992,224
================================================================================
0.84   ELECTRICAL COMPONENTS & EQUIPMENT
       SPX Corp(a)                                         43,900     4,587,550
================================================================================
3.44   GENERAL MERCHANDISE STORES
       Target Corp                                        321,600    10,725,360
       Wal-Mart Stores                                    165,100     8,119,618
================================================================================
                                                                     18,844,978
2.55   HEALTH CARE EQUIPMENT
       Baxter International                               224,600     8,963,786
       Laboratory Corp of America Holdings(a)             145,500     4,990,650
================================================================================
                                                                     13,954,436
1.70   HEALTH CARE FACILITIES
       Tenet Healthcare(a)                                195,900     9,334,635
================================================================================
1.64   HOME IMPROVEMENT RETAIL
       Home Depot                                         290,502     8,970,702
================================================================================
1.41   HOUSEHOLD PRODUCTS
       Procter & Gamble                                    86,800     7,724,332
================================================================================
6.41   INDUSTRIAL CONGLOMERATES
       General Electric                                   766,390    24,677,758
                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------
       3M Co                                               83,400 $  10,494,222
================================================================================
                                                                     35,171,980
1.28   INSURANCE BROKERS
       Marsh & McLennan                                   147,000     7,041,300
================================================================================
3.20   INTEGRATED OIL & GAS
       Exxon Mobil                                        477,400    17,549,224
================================================================================
0.46   INTERNET RETAIL
       eBay Inc(a)                                         43,835     2,502,540
================================================================================
0.95   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Goldman Sachs Group                                 71,200     5,208,280
================================================================================
1.36   INVESTMENT COMPANIES
       Nasdaq-100 Trust Series 1 Shrs(a)                  313,500     7,476,975
================================================================================
0.87   IT CONSULTING & SERVICES
       Affiliated Computer Services Class A Shrs(a)       102,000     4,791,960
================================================================================
2.45   MOVIES & ENTERTAINMENT
       Viacom Inc Class B Shrs(a)                         344,300    13,403,599
================================================================================
2.45   MULTI-LINE INSURANCE
       American International Group                       210,300    13,442,376
================================================================================
3.03   NETWORKING EQUIPMENT
       Cisco Systems(a)                                 1,258,840    16,604,100
================================================================================
1.54   OIL & GAS DRILLING
       GlobalSantaFe Corp                                 158,000     3,561,320
       Noble Corp(a)                                      150,200     4,866,480
================================================================================
                                                                      8,427,800
0.80   OIL & GAS EQUIPMENT & SERVICES
       Weatherford International Ltd(a)                   108,200     4,388,592
================================================================================
1.01   PAPER PRODUCTS
       International Paper                                138,900     5,530,998
================================================================================
1.34   PERSONAL PRODUCTS
       Gillette Co                                        224,200     7,371,696
================================================================================
7.20   PHARMACEUTICALS
       Abbott Laboratories                                122,100     5,056,161
       AmerisourceBergen Corp                              65,600     4,394,544
       Forest Laboratories(a)                              34,800     2,695,956
       Johnson & Johnson                                  104,100     5,517,300
       Pfizer Inc                                         674,600    21,823,310
================================================================================
                                                                     39,487,271
0.87   RESTAURANTS
       Starbucks Corp(a)                                  242,200     4,754,386
================================================================================
1.44   SEMICONDUCTOR EQUIPMENT
       Applied Materials(a)                               530,040     7,881,695
================================================================================
5.85   SEMICONDUCTORS
       Analog Devices(a)                                  214,210     5,162,461
       Intel Corp                                         451,100     8,476,169

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Maxim Integrated Products(a)                       109,975 $   3,868,920
       Taiwan Semiconductor Manufacturing Ltd
         Sponsored ADR Representing 5 Ord Shrs            271,621     2,477,184
       Texas Instruments                                  522,280    12,090,782
================================================================================
                                                                     32,075,516
7.67   SYSTEMS SOFTWARE
       Adobe Systems                                      225,200     5,395,792
       Microsoft Corp(a)                                  398,140    19,102,757
       Oracle Corp(a)                                     775,445     7,761,429
       Symantec Corp(a)                                   117,900     3,954,366
       VERITAS Software(a)                                345,785     5,819,562
================================================================================
                                                                     42,033,906
0.48   TELECOMMUNICATIONS EQUIPMENT
       Nokia Corp Sponsored ADR Representing Ord Shrs     212,260     2,632,024
================================================================================
       TOTAL COMMON STOCKS (COST $569,500,083)                      487,707,235
================================================================================
11.03  SHORT-TERM INVESTMENTS
10.03  COMMERCIAL PAPER
6.38   BANKS
       Citicorp Inc, 1.700%, 8/2/2002               $  10,000,000    10,000,000
       UBS Finance, Discount Notes, 1.790%,
         8/1/2002                                   $  25,000,000    25,000,000
================================================================================
                                                                     35,000,000
3.65   CONSUMER RECEIVABLES
       New Center Asset Trust, Series 1,
        Discount Notes 1.810%, 8/1/2002             $  20,000,000    20,000,000
================================================================================
        TOTAL COMMERCIAL PAPER (Amortized Cost $55,000,000)          55,000,000
================================================================================
1.00   REPURCHASE AGREEMENTS
       Repurchase Agreement with State
         Street dated 7/31/2002 due 8/1/2002
         at 1.800%, repurchased at $5,491,275
         (Collateralized by Fannie Mae,
         Benchmark Notes, due 6/15/2009 at
         6.375%, value $5,618,861)(Cost $5,491,000) $   5,491,000     5,491,000
================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (AMORTIZED COST $60,491,000)                                60,491,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $629,991,083)                                       $ 548,198,235
================================================================================

GROWTH & INCOME FUND
100.00 COMMON STOCKS
1.10   ADVERTISING
       Omnicom Group                                        9,330 $     497,382
================================================================================
2.43   AEROSPACE & DEFENSE
       General Dynamics                                     3,600       291,312
       Honeywell International                              8,900       288,004
       Lockheed Martin                                      3,900       250,029
       United Technologies                                  3,800       264,100
================================================================================
                                                                      1,093,445

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

0.85   APPLICATION SOFTWARE
       Intuit Inc(a)                                        3,000 $     131,940
       Mercury Interactive(a)                               9,820       251,588
================================================================================
                                                                        383,528
4.94   BANKS
       Bank of America                                     11,600       771,400
       Bank One                                            16,000       622,560
       Wells Fargo & Co                                    16,400       834,104
================================================================================
                                                                      2,228,064
0.71   BREWERS
       Anheuser-Busch Cos                                   6,200       320,602
================================================================================
0.34   BROADCASTING -- RADIO/TV
       Univision Communications Class A Shrs(a)             5,400       154,386
================================================================================
1.04   CABLE & SATELLITE OPERATORS
       USA Interactive(a)                                  21,170       466,777
================================================================================
0.46   COMPUTER & ELECTRONICS RETAIL
       Best Buy(a)                                          6,250       205,625
================================================================================
1.19   COMPUTER HARDWARE
       Dell Computer(a)                                    21,500       535,995
================================================================================
1.88   COMPUTER STORAGE & PERIPHERALS
       Brocade Communications Systems(a)                   24,220       454,125
       Emulex Corp(a)                                      17,045       394,762
================================================================================
                                                                        848,887
2.51   CONSUMER FINANCE
       MBNA Corp                                           21,150       410,099
       SLM Corp                                             7,900       718,900
================================================================================
                                                                      1,128,999
1.85   DATA PROCESSING SERVICES
       First Data                                          23,840       833,208
================================================================================
1.11   DEPARTMENT STORES
       Kohl's Corp(a)                                       7,610       502,260
================================================================================
1.40   DIVERSIFIED FINANCIAL SERVICES
       Ambac Financial Group                                5,100       321,453
       Moody's Corp                                         6,200       307,520
================================================================================
                                                                        628,973
1.29   DRUG RETAIL
       Walgreen Co                                         16,500       582,945
================================================================================
0.21   ELECTRONIC EQUIPMENT & INSTRUMENTS
       Sanmina-SCI Corp(a)                                 23,200        94,424
================================================================================
3.56   GENERAL MERCHANDISE STORES
       Target Corp                                          8,000       266,800
       Wal-Mart Stores                                     27,200     1,337,696
================================================================================
                                                                      1,604,496
                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------
0.61   HEALTH CARE DISTRIBUTORS & SERVICES
       McKesson Corp                                        8,300 $     273,236
================================================================================
4.28   HEALTH CARE EQUIPMENT
       Baxter International                                28,085     1,120,872
       Laboratory Corp of America Holdings(a)              14,850       509,355
       Medtronic Inc                                        7,400       298,960
================================================================================
                                                                      1,929,187
4.30   HEALTH CARE FACILITIES
       HCA Inc                                             12,240       575,280
       Tenet Healthcare(a)                                 28,642     1,364,791
================================================================================
                                                                      1,940,071
1.16   HOME IMPROVEMENT RETAIL
       Home Depot                                          16,880       521,254
================================================================================
1.47   HOTELS
       Cendant Corp(a)                                      8,900       122,998
       Hilton Hotels                                       13,500       164,970
       Marriott International Class A Shrs                  7,350       246,225
       Starwood Hotels & Resorts Worldwide Paired
         Certificates                                       5,000       128,500
================================================================================
                                                                        662,693
2.71   HOUSEHOLD PRODUCTS
       Procter & Gamble                                    13,720     1,220,943
================================================================================
0.65   HOUSEWARES & SPECIALTIES
       Newell Rubbermaid                                    9,700       291,776
================================================================================
7.42   INDUSTRIAL CONGLOMERATES
       General Electric                                    82,295     2,649,899
       3M Co                                                5,500       692,065
================================================================================
                                                                      3,341,964
0.45   INDUSTRIAL MACHINERY
       Danaher Corp                                         3,300       204,765
================================================================================
0.63   INSURANCE BROKERS
       Marsh & McLennan                                     5,880       281,652
================================================================================
0.31   INTEGRATED OIL & GAS
       Murphy Oil                                           1,700       141,355
================================================================================
0.82   INTERNET RETAIL
       eBay Inc(a)                                          6,510       371,656
================================================================================
1.31   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Goldman Sachs Group                                  1,900       138,985
       Lehman Brothers Holdings                             5,705       323,531
       Merrill Lynch & Co                                   3,580       127,627
================================================================================
                                                                        590,143
0.45   IT CONSULTING & SERVICES
       BISYS Group(a)                                       8,800       203,280
================================================================================
1.00   LEISURE PRODUCTS
       Electronic Arts(a)                                   2,200       132,396

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Mattel Inc                                          16,900 $     317,889
================================================================================
                                                                        450,285
2.74   MANAGED HEALTH CARE
       UnitedHealth Group                                   8,800       771,408
       WellPoint Health Networks(a)                         6,500       464,750
================================================================================
                                                                      1,236,158
0.49   MOTORCYCLE MANUFACTURERS
       Harley-Davidson Inc                                  4,700       222,592
================================================================================
2.36   MOVIES & ENTERTAINMENT
       Viacom Inc Class B Shrs(a)                          25,460       991,158
       Walt Disney                                          4,000        70,920
================================================================================
                                                                      1,062,078
2.29   MULTI-LINE INSURANCE
       American International Group                         7,957       508,612
       Radian Group                                        11,455       524,639
================================================================================
                                                                      1,033,251
5.02   NETWORKING EQUIPMENT
       Cisco Systems(a)                                   148,485     1,958,517
       Extreme Networks(a)                                 29,115       302,796
================================================================================
                                                                      2,261,313
1.24   OIL & GAS DRILLING
       Nabors Industries Ltd(a)                             6,500       198,380
       Noble Corp(a)                                        7,300       236,520
       Transocean Inc                                       4,900       124,950
================================================================================
                                                                        559,850
0.58   OIL & GAS EXPLORATION & PRODUCTION
       Anadarko Petroleum                                   3,000       130,500
       Devon Energy                                         3,100       129,208
================================================================================
                                                                        259,708
0.55   PACKAGED FOODS
       Kraft Foods Class A Shrs                             6,700       247,900
================================================================================
0.73   PERSONAL PRODUCTS
       Gillette Co                                         10,000       328,800
================================================================================
11.46  PHARMACEUTICALS
       AmerisourceBergen Corp                              16,205     1,085,573
       Forest Laboratories(a)                              16,525     1,280,192
       Johnson & Johnson                                   31,695     1,679,835
       Pfizer Inc                                          34,671     1,121,607
================================================================================
                                                                      5,167,207
0.70   PUBLISHING & PRINTING
       Gannett Co                                           4,400       316,404
================================================================================
0.71   RAILROADS
       Norfolk Southern                                    15,700       317,925
================================================================================
0.84   RESTAURANTS
       Starbucks Corp(a)                                   19,380       380,429
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

1.50   SEMICONDUCTOR EQUIPMENT
       Applied Materials(a)                                45,600 $     678,072
================================================================================
4.66   SEMICONDUCTORS
       Intel Corp                                          85,305     1,602,881
       Maxim Integrated Products(a)                         6,800       239,224
       Texas Instruments                                   11,085       256,618
================================================================================
                                                                      2,098,723
3.90   SOFT DRINKS
       Coca-Cola Co                                        21,100     1,053,734
       PepsiCo Inc                                         16,400       704,216
================================================================================
                                                                      1,757,950
5.79   SYSTEMS SOFTWARE
       Microsoft Corp(a)                                   46,800     2,245,464
       Oracle Corp(a)                                      36,360       363,927
================================================================================
                                                                      2,609,391
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $52,874,209)                                         $  45,072,007
================================================================================

INVESCO ENDEAVOR FUND
91.32  COMMON STOCKS
0.63   AEROSPACE & DEFENSE
       Rockwell Collins                                    15,200 $     390,640
================================================================================
0.44   APPAREL & ACCESSORIES
       Oakley Inc(a)                                       19,600       269,500
================================================================================
1.45   APPLICATION SOFTWARE
       BEA Systems(a)                                      31,065       172,411
       Siebel Systems(a)                                   76,470       718,818
================================================================================
                                                                        891,229
3.48   BANKS
       Bank of America                                      7,000       465,500
       Fifth Third Bancorp                                  9,400       621,058
       Wells Fargo & Co                                    20,700     1,052,802
================================================================================
                                                                      2,139,360
0.76   BREWERS
       Anheuser-Busch Cos                                   9,000       465,390
================================================================================
6.10   BROADCASTING -- RADIO/TV
       Fox Entertainment Group Class A Shrs(a)             67,100     1,338,645
       Grupo Televisa SA de CV Sponsored ADR
         Representing Ord Participation Certificates(a)    27,500       831,875
       Univision Communications Class A Shrs(a)            55,200     1,578,168
================================================================================
                                                                      3,748,688
1.02   CABLE & SATELLITE OPERATORS
       EchoStar Communications Class A Shrs(a)             18,500       301,735
       USA Interactive(a)                                  14,800       326,325
================================================================================
                                                                        628,060

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

1.51   COMPUTER & ELECTRONICS RETAIL
       Best Buy(a)                                         28,200 $     927,780
================================================================================
1.76   COMPUTER STORAGE & PERIPHERALS
       Emulex Corp(a)                                      24,600       569,736
       Network Appliance(a)                                60,900       515,214
================================================================================
                                                                      1,084,950
1.77   DATA PROCESSING SERVICES
       First Data                                          12,300       429,885
       Fiserv Inc(a)                                       19,200       660,672
================================================================================
                                                                      1,090,557
1.12   DIVERSIFIED FINANCIAL SERVICES
       Moody's Corp                                        13,900       689,440
================================================================================
1.05   DRUG RETAIL
       Walgreen Co                                         18,300       646,539
================================================================================
1.00   ELECTRICAL COMPONENTS & EQUIPMENT
       SPX Corp(a)                                          5,900       616,550
================================================================================
1.06   ELECTRONIC EQUIPMENT & INSTRUMENTS
       Samsung Electronics Ltd GDR
         Representing 1/2 Ord Shr(d)                        4,700       650,950
================================================================================
0.72   FOOD DISTRIBUTORS
       Performance Food Group(a)                           13,400       442,468
================================================================================
3.46   FOOD RETAIL
       Dean Foods(a)                                       30,000     1,000,200
       United Natural Foods(a)                             25,400       467,868
       Whole Foods Market(a)                               15,000       658,050
================================================================================
                                                                      2,126,118
1.92   GENERAL MERCHANDISE STORES
       Target Corp                                         16,800       560,280
       Wal-Mart Stores                                     12,600       619,668
================================================================================
                                                                      1,179,948
0.79   HEALTH CARE DISTRIBUTORS & SERVICES
       Quest Diagnostics(a)                                 8,100       489,159
================================================================================
0.91   HEALTH CARE EQUIPMENT
       Medtronic Inc                                       13,800       557,520
================================================================================
0.50   HEALTH CARE FACILITIES
       Province Healthcare(a)                              16,000       307,200
================================================================================
1.92   HEALTH CARE SUPPLIES
       Alcon Inc(a)                                        33,500     1,179,200
================================================================================
0.93   HOME IMPROVEMENT RETAIL
       Home Depot                                          18,600       574,368
================================================================================
2.80   INDUSTRIAL CONGLOMERATES
       General Electric                                    53,500     1,722,700
================================================================================
1.39   INTEGRATED OIL & GAS
       Murphy Oil                                          10,300       856,445
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

3.09   INTERNET RETAIL
       eBay Inc(a)                                         33,305 $   1,901,382
================================================================================
2.20   INTERNET SOFTWARE & SERVICES
       Expedia Inc(a)(c)                                   27,800     1,351,636
================================================================================
2.25   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Goldman Sachs Group                                 10,500       768,075
       Legg Mason                                          14,400       614,016
================================================================================
                                                                      1,382,091
1.52   INVESTMENT COMPANIES
       Nasdaq-100 Trust Series 1 Shrs(a)                   39,200       934,920
================================================================================
1.95   IT CONSULTING & SERVICES
       Affiliated Computer Services Class A Shrs(a)        15,000       704,700
       BISYS Group(a)                                      21,400       494,340
================================================================================
                                                                      1,199,040
2.04   LIFE & HEALTH INSURANCE
       AFLAC Inc                                           20,700       650,187
       John Hancock Financial Services                     18,300       605,730
================================================================================
                                                                      1,255,917
1.41   METAL & GLASS CONTAINERS
       Ball Corp                                           20,100       864,702
================================================================================
1.44   MOTORCYCLE MANUFACTURERS
       Harley-Davidson Inc                                 18,700       885,632
================================================================================
2.69   MOVIES & ENTERTAINMENT
       Blockbuster Inc Class A Shrs                        30,400       702,240
       Viacom Inc Class B Shrs(a)                          24,400       949,892
================================================================================
                                                                      1,652,132
2.08   NETWORKING EQUIPMENT
       Cisco Systems(a)                                    96,800     1,276,792
================================================================================
0.88   OIL & GAS DRILLING
       Nabors Industries Ltd(a)                             8,950       273,154
       Noble Corp(a)                                        8,300       268,920
================================================================================
                                                                        542,074
2.09   OIL & GAS EQUIPMENT & SERVICES
       Cooper Cameron(a)                                    6,595       283,519
       FMC Technologies(a)                                 22,400       414,400
       Smith International(a)                              18,670       590,159
================================================================================
                                                                      1,288,078
0.96   OIL & GAS EXPLORATION & PRODUCTION
       Apache Corp                                         11,427       588,491
================================================================================
0.76   PAPER PRODUCTS
       Bowater Inc                                         10,200       465,018
================================================================================
0.66   PERSONAL PRODUCTS
       Avon Products                                        8,800       407,088
================================================================================
10.29  PHARMACEUTICALS
       Abbott Laboratories                                 19,600       811,636

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Forest Laboratories(a)                              31,200 $   2,417,064
       Pfizer Inc                                          57,385     1,856,405
       Teva Pharmaceutical Industries Ltd Sponsored
         ADR Representing Ord Shrs                         18,685     1,246,308
================================================================================
                                                                      6,331,413
0.59   PROPERTY & CASUALTY INSURANCE
       St Paul                                             11,600       362,036
================================================================================
4.16   RESTAURANTS
       Darden Restaurants                                  28,600       664,092
       Diageo PLC Sponsored ADR Representing 4 Ord Shrs    12,000       580,680
       P.F. Chang's China Bistro(a)                        24,200       755,524
       Starbucks Corp(a)                                   28,400       557,492
================================================================================
                                                                      2,557,788
1.35   SEMICONDUCTOR EQUIPMENT
       Applied Materials(a)                                40,300       599,261
       Novellus Systems(a)                                  8,500       229,415
================================================================================
                                                                        828,676
4.57   SEMICONDUCTORS
       Analog Devices(a)                                   32,355       779,755
       QLogic Corp(a)                                      14,400       586,800
       Taiwan Semiconductor Manufacturing Ltd Sponsored
         ADR Representing 5 Ord Shrs                       30,280       276,154
       Texas Instruments                                   38,800       898,220
       Xilinx Inc(a)                                       14,180       272,114
================================================================================
                                                                      2,813,043
5.85   SYSTEMS SOFTWARE
       Microsoft Corp(a)                                   48,790     2,340,944
       Oracle Corp(a)                                      56,100       561,505
       Symantec Corp(a)                                     6,300       211,302
       VERITAS Software (a)                                28,700       483,021
================================================================================
                                                                      3,596,772
       TOTAL COMMON STOCKS (COST $58,122,312)                        56,159,480
================================================================================
0.08   PREFERRED STOCKS
0.08   NETWORKING EQUIPMENT
       Calient Networks, Pfd, Series D Shrs(a)(h)
         (Cost $648,056)                                   89,696        51,520
================================================================================
8.60   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 7/31/2002 due 8/1/2002 at 1.800%,
         repurchased at $5,287,264 (Collateralized
         by Federal Home Loan Bank, Consolidated
         Notes, due 5/14/2004 at 3.375%, value
         $5,402,259) (Cost $5,287,000)              $   5,287,000     5,287,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $64,057,368)                                         $  61,498,000
================================================================================

S&P 500 INDEX FUND
96.79  COMMON STOCKS(e)
0.23   ADVERTISING
       Interpublic Group of Cos                             5,936 $     124,122

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Omnicom Group                                        2,943 $     156,891
       TMP Worldwide(a)                                     1,700        26,248
================================================================================
                                                                        307,261
1.97   AEROSPACE & DEFENSE
       Boeing Co                                           13,056       542,085
       General Dynamics                                     3,134       253,603
       Goodrich Corp                                        1,610        35,919
       Honeywell International                             12,736       412,137
       Lockheed Martin                                      7,056       452,360
       Northrop Grumman                                     1,718       190,183
       Raytheon Co                                          6,247       203,527
       Rockwell Collins                                     2,837        72,911
       United Technologies                                  7,406       514,717
================================================================================
                                                                      2,677,442
1.01   AIR FREIGHT & COURIERS
       FedEx Corp                                           4,632       236,000
       United Parcel Service Class B Shrs                  17,400     1,136,916
================================================================================
                                                                      1,372,916
0.16   AIRLINES
       AMR Corp(a)                                          2,420        27,056
       Delta Air Lines                                      1,898        29,571
       Southwest Airlines                                  12,066       166,631
================================================================================
                                                                        223,258
0.26   ALUMINUM
       Alcoa Inc                                           13,200       357,060
================================================================================
0.13   APPAREL & ACCESSORIES
       Jones Apparel Group(a)                               2,000        68,060
       Liz Claiborne                                        1,700        49,045
       VF Corp                                              1,717        66,242
================================================================================
                                                                        183,347
0.34   APPAREL RETAIL
       Gap Inc                                             13,494       163,952
       Limited Brands                                       8,058       144,802
       TJX Cos                                              8,392       148,790
================================================================================
                                                                        457,544
0.32   APPLICATION SOFTWARE
       Autodesk Inc                                         1,800        23,202
       Citrix Systems(a)                                    2,800        15,428
       Compuware Corp(a)                                    5,800        21,518
       Intuit Inc(a)                                        3,300       145,134
       Mercury Interactive(a)                               1,300        33,306
       Parametric Technology(a)                             4,036        12,592
       PeopleSoft Inc(a)                                    4,847        87,149
       Rational Software(a)                                 3,000        20,160
       Siebel Systems(a)                                    7,400        69,560
================================================================================
                                                                        428,049
0.29   AUTO PARTS & EQUIPMENT
       Dana Corp                                            2,307        37,097
       Delphi Corp                                          8,730        86,951

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Johnson Controls                                     1,412 $     114,400
       Snap-On Inc                                            900        24,453
       TRW Inc                                              2,017       108,817
       Visteon Corp                                         2,042        22,748
================================================================================
                                                                        394,466
0.58   AUTOMOBILE MANUFACTURERS
       Ford Motor                                          28,317       381,430
       General Motors                                       8,764       407,964
================================================================================
                                                                        789,394
7.37   BANKS
       AmSouth Bancorp                                      5,650       126,108
       Bank of America                                     23,989     1,595,269
       Bank of New York                                    11,394       364,836
       Bank One                                            18,343       713,726
       BB&T Corp                                            7,480       276,910
       Charter One Financial                                3,489       118,347
       Comerica Inc                                         2,703       157,206
       Fifth Third Bancorp                                  9,150       604,541
       First Tennessee National                             2,000        74,860
       FleetBoston Financial                               16,310       378,392
       Golden West Financial                                2,445       160,759
       Huntington Bancshares                                3,841        75,821
       KeyCorp                                              6,688       175,627
       Marshall & Ilsley                                    3,300        99,297
       Mellon Financial                                     6,884       182,977
       National City                                        9,480       292,932
       North Fork Bancorp                                   2,600       105,586
       Northern Trust                                       3,500       139,405
       PNC Financial Services Group                         4,400       185,460
       Regions Financial                                    3,600       126,828
       SouthTrust Corp                                      5,400       136,296
       SunTrust Banks                                       4,438       292,020
       Synovus Financial                                    4,586       110,064
       Union Planters                                       3,200        98,048
       US Bancorp                                          29,830       638,064
       Wachovia Corp                                       21,390       765,762
       Washington Mutual                                   15,241       570,166
       Wells Fargo & Co                                    26,666     1,356,233
       Zions Bancorp                                        1,400        70,714
================================================================================
                                                                      9,992,254
1.00  BIOTECHNOLOGY
      Amgen Inc(a)                                         20,032       914,260
      Applera Corp-Applied Biosystems Group                 3,300        61,578
      Biogen Inc(a)                                         2,300        82,731
      Chiron Corp(a)                                        3,000       101,220
      Genzyme Corp-General Division(a)                      3,300        75,174
      MedImmune Inc(a)                                      3,900       115,986
================================================================================
                                                                      1,350,949
0.55  BREWERS
      Adolph Coors Class B Shrs                               600        36,246

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Anheuser-Busch Cos                                  13,644 $     705,531
================================================================================
                                                                        741,777
0.26   BROADCASTING -- RADIO/TV
       Clear Channel Communications(a)                      9,603       250,158
       Univision Communications Class A Shrs(a)             3,570       102,066
================================================================================
                                                                        352,224
0.21   BUILDING PRODUCTS
       American Standard(a)                                 1,100        78,661
       Crane Co                                               950        21,831
       Masco Corp                                           7,516       181,887
================================================================================
                                                                        282,379
0.23   CABLE & SATELLITE OPERATORS
       Comcast Corp Class A Shrs(a)                        14,798       309,278
================================================================================
0.12   CASINOS & GAMING
       Harrah's Entertainment(a)                            1,814        85,838
       International Game Technology(a)                     1,400        81,550
================================================================================
                                                                        167,388
0.03   COMMERCIAL PRINTING
       R.R. Donnelley & Sons                                1,720        47,799
================================================================================
0.21   COMPUTER & ELECTRONICS RETAIL
       Best Buy(a)                                          5,000       164,500
       Circuit City Stores-Circuit City Group               3,228        55,037
       RadioShack Corp                                      2,728        69,837
================================================================================
                                                                        289,374
2.88   COMPUTER HARDWARE
       Apple Computer(a)                                    5,536        84,479
       Dell Computer(a)                                    40,512     1,009,964
       Gateway Inc(a)                                       5,100        17,340
       Hewlett-Packard Co                                  47,114       666,663
       International Business Machines                     26,676     1,877,990
       NCR Corp(a)                                          1,500        39,465
       Palm Inc(a)                                          9,027         9,839
       Sun Microsystems(a)                                 50,616       198,415
================================================================================
                                                                      3,904,155
0.30   COMPUTER STORAGE & PERIPHERALS
       EMC Corp(a)                                         34,704       260,280
       Lexmark International Class A Shrs(a)                2,000        97,760
       Network Appliance(a)                                 5,200        43,992
================================================================================
                                                                        402,032
0.03   CONSTRUCTION & ENGINEERING
       Fluor Corp                                           1,212        38,905
       McDermott International(a)                           1,000         4,690
================================================================================
                                                                         43,595
0.37   CONSTRUCTION & FARM MACHINERY
       Caterpillar Inc                                      5,344       238,877
       Cummins Inc                                            600        19,380
       Deere & Co                                           3,666       154,045
       Navistar International(a)                              900        23,211

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       PACCAR Inc                                           1,800 $      69,030
================================================================================
                                                                        504,543
0.05   CONSTRUCTION MATERIALS
       Vulcan Materials                                     1,600        64,704
================================================================================
2.20   CONSUMER FINANCE
       Capital One Financial                                3,400       107,780
       Countrywide Credit Industries                        1,915        97,301
       Fannie Mae                                          15,597     1,168,059
       Freddie Mac                                         10,856       672,529
       Household International                              7,152       305,176
       MBNA Corp                                           20,014       388,071
       Providian Financial                                  4,538        22,781
       SLM Corp                                             2,400       218,400
================================================================================
                                                                      2,980,097
0.18   CRUISE LINES
       Carnival Corp                                        9,200       243,800
================================================================================
0.92   DATA PROCESSING SERVICES
       Automatic Data Processing                            9,684       361,116
       Concord EFS(a)                                       8,000       156,000
       First Data                                          11,920       416,604
       Fiserv Inc(a)                                        2,950       101,510
       Paychex Inc                                          5,900       155,229
       Sabre Holdings(a)                                    2,237        59,325
================================================================================
                                                                      1,249,784
0.72   DEPARTMENT STORES
       Dillard's Inc Class A Shrs                           1,315        30,903
       Federated Department Stores(a)                       3,138       118,020
       J.C. Penney Holding                                  4,164        73,286
       Kohl's Corp(a)                                       5,200       343,200
       May Department Stores                                4,428       136,028
       Nordstrom Inc                                        2,100        39,690
       Sears Roebuck & Co                                   4,957       233,822
================================================================================
                                                                        974,949
0.05   DISTILLERS & VINTNERS
       Brown-Forman Corp Class B Shrs                       1,100        74,558
================================================================================
0.88   DIVERSIFIED CHEMICALS
       Dow Chemical                                        14,207       410,156
       E.I. du Pont de Nemours & Co                        15,522       650,527
       Rohm & Haas                                          3,476       130,350
================================================================================
                                                                      1,191,033
0.40   DIVERSIFIED COMMERCIAL SERVICES
       Cintas Corp                                          2,700       118,500
       Convergys Corp(a)                                    2,700        40,824
       Deluxe Corp                                          1,011        39,318
       Ecolab Inc                                           2,000        91,900
       Equifax Inc                                          2,221        47,085
       H&R Block                                            2,830       136,632

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       IMS Health                                           4,512 $      71,380
================================================================================
                                                                        545,639
3.84   DIVERSIFIED FINANCIAL SERVICES
       Ambac Financial Group                                1,700       107,151
       American Express                                    20,715       730,411
       Citigroup Inc                                       80,308     2,693,530
       Franklin Resources                                   4,100       140,753
       JP Morgan Chase & Co                                31,103       776,331
       MBIA Inc                                             2,318       114,950
       Moody's Corp                                         2,424       120,230
       Prudential Financial(a)                              9,100       300,209
       State Street                                         5,112       217,260
================================================================================
                                                                      5,200,825
0.06   DIVERSIFIED METALS & MINING
       Freeport McMoRan Copper & Gold Class B Shrs(a)       2,227        34,006
       Phelps Dodge                                         1,389        47,476
================================================================================
                                                                         81,482
0.54   DRUG RETAIL
       CVS Corp                                             6,126       175,204
       Walgreen Co                                         15,946       563,372
================================================================================
                                                                        738,576
0.08   EDUCATION SERVICES
       Apollo Group Class A Shrs(a)                         2,700       105,975
================================================================================
2.46   ELECTRIC UTILITIES
       AES Corp(a)                                          8,300        17,015
       Allegheny Energy                                     2,000        42,100
       Ameren Corp                                          2,214        96,752
       American Electric Power                              5,303       174,522
       Calpine Corp(a)                                      5,800        28,826
       Cinergy Corp                                         2,622        88,886
       CMS Energy                                           2,100        17,052
       Consolidated Edison                                  3,354       143,719
       Constellation Energy Group                           2,521        70,260
       Dominion Resources                                   4,307       256,008
       DTE Energy                                           2,620       107,315
       Duke Energy                                         12,972       330,656
       Edison International(a)                              5,053        66,194
       Entergy Corp                                         3,534       143,233
       Exelon Corp                                          5,057       248,046
       FirstEnergy Corp                                     4,605       141,604
       FPL Group                                            2,719       154,031
       Mirant Corp(a)                                       6,275        22,590
       NiSource Inc                                         3,251        64,370
       PG&E Corp(a)                                         6,061        84,248
       Pinnacle West Capital                                1,300        44,200
       PPL Corp                                             2,323        76,775
       Progress Energy                                      3,414       159,605
       Public Service Enterprise Group                      3,232       111,666
       Reliant Energy                                       4,740        47,684
       Southern Co                                         10,996       316,465
       TECO Energy                                          2,450        56,595
                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------
       TXU Corp                                             4,162 $     179,507
       Xcel Energy                                          6,140        42,734
================================================================================
                                                                      3,332,658
0.42  ELECTRICAL COMPONENTS & EQUIPMENT
      American Power Conversion(a)                          3,100        33,945
      Cooper Industries Ltd Class A Shrs                    1,417        44,125
      Emerson Electric                                      6,591       335,811
      Molex Inc                                             2,975        86,811
      Power-One Inc(a)                                      1,200         5,472
      Rockwell Automation                                   2,937        54,335
      Thomas & Betts(a)                                       900        13,248
================================================================================
                                                                        573,747
0.31  ELECTRONIC EQUIPMENT & INSTRUMENTS
      Agilent Technologies(a)                               7,259       137,050
      Jabil Circuit(a)                                      3,100        55,149
      Millipore Corp                                          800        26,480
      PerkinElmer Inc                                       2,000        15,240
      Sanmina-SCI Corp(a)                                   8,200        33,374
      Solectron Corp(a)                                    12,800        51,200
      Symbol Technologies                                   3,550        32,447
      Tektronix Inc(a)                                      1,400        26,096
      Thermo Electron(a)                                    2,721        46,203
================================================================================
                                                                        423,239
0.04  EMPLOYMENT SERVICES
      Robert Half International(a)                          2,700        53,865
================================================================================
0.18  ENVIRONMENTAL SERVICES
      Allied Waste Industries(a)                            3,100        20,460
      Waste Management                                      9,653       228,487
================================================================================
                                                                        248,947
0.03  FOOD DISTRIBUTORS
      SUPERVALU Inc                                         2,100        43,764
================================================================================
0.49  FOOD RETAIL
      Albertson's Inc                                       6,366       179,394
      Kroger Co(a)                                         12,434       242,214
      Safeway Inc(a)                                        7,500       208,650
      Winn-Dixie Stores                                     2,221        34,981
================================================================================
                                                                        665,239
0.17  FOOTWEAR
      NIKE Inc Class B Shrs                                 4,191       206,574
      Reebok International Ltd(a)                             900        24,219
================================================================================
                                                                        230,793
0.16  FOREST PRODUCTS
      Louisiana-Pacific Corp                                1,615        12,791
      Weyerhaeuser Co                                       3,431       201,571
================================================================================
                                                                        214,362
0.14  GAS UTILITIES
      KeySpan Corp                                          2,200        76,780
      Nicor Inc                                               700        18,900
                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------
       Peoples Energy                                         600 $      21,066
       Sempra Energy                                        3,218        68,222
================================================================================
                                                                        184,968
3.20   GENERAL MERCHANDISE STORES
       Big Lots(a)                                          1,829        30,361
       Costco Wholesale(a)                                  7,080       246,880
       Dollar General                                       5,197        89,181
       Family Dollar Stores                                 2,700        81,783
       Target Corp                                         14,172       472,636
       Wal-Mart Stores                                     69,460     3,416,043
================================================================================
                                                                      4,336,884
0.11   GOLD
       Newmont Mining Holding                               6,122       149,377
================================================================================
0.12   HEALTH CARE DISTRIBUTORS & SERVICES
       McKesson Corp                                        4,486       147,679
       Quintiles Transnational(a)                           1,900        18,867
================================================================================
                                                                        166,546
1.61   HEALTH CARE EQUIPMENT
       Baxter International                                 9,368       373,877
       Becton Dickinson & Co                                4,034       117,228
       Biomet Inc                                           4,161       107,895
       Boston Scientific(a)                                 6,356       190,616
       C.R. Bard                                              800        43,256
       Guidant Corp(a)                                      4,794       166,831
       Medtronic Inc                                       18,916       764,206
       St Jude Medical(a)                                   2,826       107,388
       Stryker Corp                                         3,100       156,922
       Waters Corp(a)                                       2,100        47,691
       Zimmer Holdings(a)                                   3,010       112,062
================================================================================
                                                                      2,187,972
0.67   HEALTH CARE FACILITIES
       HCA Inc                                              7,990       375,530
       Health Management Associates Class A Shrs(a)         3,800        76,874
       HEALTHSOUTH Corp(a)                                  6,155        63,089
       Manor Care(a)                                        1,600        35,184
       Tenet Healthcare(a)                                  7,650       364,523
================================================================================
                                                                        915,200
0.02   HEALTH CARE SUPPLIES
       Bausch & Lomb                                          800        26,464
================================================================================
0.05   HOME FURNISHINGS
       Leggett & Platt                                      3,100        69,719
================================================================================
1.23   HOME IMPROVEMENT RETAIL
       Home Depot                                          36,790     1,136,075
       Lowe's Cos                                          12,160       460,256
       Sherwin-Williams Co                                  2,424        69,642
================================================================================
                                                                      1,665,973
0.10   HOMEBUILDING
       Centex Corp                                          1,000        47,950

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       KB HOME                                                800 $      36,968
       Pulte Homes                                            978        46,866
================================================================================
                                                                        131,784
0.37   HOTELS
       Cendant Corp(a)                                     16,279       224,976
       Hilton Hotels                                        5,735        70,082
       Marriott International Class A Shrs                  3,768       126,228
       Starwood Hotels & Resorts Worldwide
         Paired Certificates                                3,100        79,670
================================================================================
                                                                        500,956
0.15   HOUSEHOLD APPLIANCES
       Black & Decker                                       1,213        55,192
       Maytag Corp                                          1,213        40,187
       Stanley Works                                        1,312        47,350
       Whirlpool Corp                                       1,100        63,107
================================================================================
                                                                        205,836
2.12   HOUSEHOLD PRODUCTS
       Clorox Co                                            3,636       139,986
       Colgate-Palmolive Co                                 8,588       440,994
       Kimberly-Clark Corp                                  8,076       493,040
       Procter & Gamble                                    20,282     1,804,895
================================================================================
                                                                      2,878,915
0.21   HOUSEWARES & SPECIALTIES
       American Greetings Class A Shrs                      1,010        16,231
       Fortune Brands                                       2,324       121,545
       Newell Rubbermaid                                    4,153       124,922
       Tupperware Corp                                        900        15,615
================================================================================
                                                                        278,313
4.61   INDUSTRIAL CONGLOMERATES
       General Electric                                   155,147     4,995,733
       Textron Inc                                          2,208        86,995
       3M Co                                                6,068       763,536
       Tyco International Ltd                              31,123       398,374
================================================================================
                                                                      6,244,638
0.21   INDUSTRIAL GASES
       Air Products & Chemicals                             3,544       156,822
       Praxair Inc                                          2,522       131,901
================================================================================
                                                                        288,723
0.69   INDUSTRIAL MACHINERY
       Danaher Corp                                         2,400       148,920
       Dover Corp                                           3,146        92,335
       Eaton Corp                                           1,111        77,570
       Illinois Tool Works                                  4,787       315,894
       Ingersoll-Rand Co Class A Shrs                       2,623       100,697
       ITT Industries                                       1,417        90,518
       Pall Corp                                            1,918        33,718
       Parker-Hannifin Corp                                 1,816        73,112
================================================================================
                                                                        932,764
0.38  INSURANCE BROKERS
      Aon Corp                                              4,215       100,106

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Marsh & McLennan                                     8,536 $     408,874
================================================================================
                                                                        508,980
4.46   INTEGRATED OIL & GAS
       Amerada Hess                                         1,413        96,649
       ChevronTexaco Corp                                  16,618     1,246,350
       Conoco Inc                                           9,795       236,255
       Exxon Mobil                                        105,870     3,891,781
       Marathon Oil                                         4,789       116,085
       Occidental Petroleum                                 5,847       158,395
       Phillips Petroleum                                   5,953       308,068
================================================================================
                                                                      6,053,583
3.33   INTEGRATED TELECOMMUNICATION SERVICES
       ALLTEL Corp                                          4,870       197,332
       AT&T Corp                                           59,299       603,664
       BellSouth Corp                                      29,302       786,759
       CenturyTel Inc                                       2,200        58,520
       Citizens Communications(a)                           4,400        24,112
       SBC Communications                                  52,172     1,443,078
       Verizon Communications                              42,515     1,402,995
================================================================================
                                                                      4,516,460
0.12   INTEGRATED TELECOMMUNICATION
          SERVICES -- LONG DISTANCE
       Qwest Communications International(a)               26,137        33,455
       Sprint Corp                                         13,864       129,628
================================================================================
                                                                        163,083
0.19   INTERNET RETAIL
       eBay Inc(a)                                          4,400       251,196
================================================================================
0.09   INTERNET SOFTWARE & SERVICES
       Yahoo! Inc(a)                                        9,300       122,481
================================================================================
1.71   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Bear Stearns                                         1,550        93,341
       Charles Schwab                                      21,383       191,378
       Goldman Sachs Group                                  7,400       541,310
       Lehman Brothers Holdings                             3,800       215,498
       Merrill Lynch & Co                                  13,438       479,065
       Morgan Stanley                                      17,178       693,132
       Stilwell Financial                                   3,500        47,425
       T. Rowe Price Group                                  1,900        51,357
================================================================================
                                                                      2,312,506
0.38   IT CONSULTING & SERVICES
       Computer Sciences(a)                                 2,702        99,974
       Electronic Data Systems                              7,500       275,775
       SunGard Data Systems(a)                              4,400       103,180
       Unisys Corp(a)                                       5,025        37,788
================================================================================
                                                                        516,717
0.24   LEISURE PRODUCTS
       Brunswick Corp                                       1,414        32,352
       Electronic Arts(a)                                   2,200       132,396
       Hasbro Inc                                           2,677        32,793

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Mattel Inc                                           6,791 $     127,739
================================================================================
                                                                        325,280
0.91   LIFE & HEALTH INSURANCE
       AFLAC Inc                                            8,100       254,421
       Jefferson-Pilot Corp                                 2,322       100,891
       John Hancock Financial Services                      4,600       152,260
       Lincoln National                                     2,934       107,648
       MetLife Inc                                         11,000       310,090
       Principal Financial Group(a)                         5,600       160,776
       Torchmark Corp                                       1,920        69,581
       UnumProvident Corp                                   3,830        78,362
================================================================================
                                                                      1,234,029
0.64   MANAGED HEALTH CARE
       Aetna Inc                                            2,298       100,377
       Anthem Inc(a)                                        2,200       149,336
       Humana Inc(a)                                        2,623        32,289
       UnitedHealth Group                                   4,848       424,976
       WellPoint Health Networks(a)                         2,300       164,450
================================================================================
                                                                        871,428
0.03   METAL & GLASS CONTAINERS
       Ball Corp                                              900        38,718
================================================================================
0.16   MOTORCYCLE MANUFACTURERS
       Harley-Davidson Inc                                  4,700       222,592
================================================================================
1.80   MOVIES & ENTERTAINMENT
       AOL Time Warner(a)                                  69,454       798,721
       Viacom Inc Class B Shrs(a)                          27,606     1,074,702
       Walt Disney                                         31,829       564,328
================================================================================
                                                                      2,437,751
2.40   MULTI-LINE INSURANCE
       American International Group                        40,819     2,609,150
       CIGNA Corp                                           2,247       202,230
       Cincinnati Financial                                 2,545       102,029
       Hartford Financial Services Group                    3,856       195,114
       Loews Corp                                           2,952       140,043
================================================================================
                                                                      3,248,566
0.18   NATURAL GAS PIPELINES
       Dynegy Inc Class A Shrs                              5,650        13,560
       El Paso                                              8,985       129,833
       Kinder Morgan                                        1,900        79,059
       Williams Cos                                         8,063        23,786
================================================================================
                                                                        246,238
1.12   NETWORKING EQUIPMENT
       Avaya Inc(a)                                         5,658         8,430
       Cisco Systems(a)                                   114,264     1,507,142
================================================================================
                                                                      1,515,572
0.06   OFFICE ELECTRONICS
       Xerox Corp(a)                                       11,228        78,035
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

0.19   OFFICE SERVICES & SUPPLIES
       Avery Dennison                                       1,714 $     106,628
       Pitney Bowes                                         3,790       147,810
================================================================================
                                                                        254,438
0.21   OIL & GAS DRILLING
       Nabors Industries Ltd(a)                             2,200        67,144
       Noble Corp(a)                                        2,100        68,040
       Rowan Cos                                            1,512        29,590
       Transocean Inc                                       4,940       125,970
================================================================================
                                                                        290,744
0.51   OIL & GAS EQUIPMENT & SERVICES
       Baker Hughes                                         5,294       141,879
       BJ Services(a)                                       2,400        76,536
       Halliburton Co                                       6,796        89,707
       Schlumberger Ltd                                     9,025       387,353
================================================================================
                                                                        695,475
0.56   OIL & GAS EXPLORATION & PRODUCTION
       Anadarko Petroleum                                   3,880       168,780
       Apache Corp                                          2,274       117,111
       Burlington Resources                                 3,125       114,219
       Devon Energy                                         2,418       100,782
       EOG Resources                                        1,800        61,722
       Kerr-McGee Corp                                      1,516        70,903
       Unocal Corp                                          3,862       126,133
================================================================================
                                                                        759,650
0.06   OIL & GAS REFINING & MARKETING
       Ashland Inc                                          1,100        39,237
       Sunoco Inc                                           1,200        42,648
================================================================================
                                                                         81,885
1.47   PACKAGED FOODS
       Archer-Daniels-Midland Co                           10,206       119,410
       Campbell Soup                                        6,400       149,120
       ConAgra Foods                                        8,366       210,070
       General Mills                                        5,708       236,597
       Hershey Foods                                        2,094       164,295
       H.J. Heinz                                           5,441       209,206
       Kellogg Co                                           6,370       219,383
       Sara Lee                                            12,230       229,190
       SYSCO Corp                                          10,348       269,565
       Wm. Wrigley Jr.                                      3,552       181,685
================================================================================
                                                                      1,988,521
0.11   PAPER PACKAGING
       Bemis Inc                                              800        38,448
       Pactiv Corp(a)                                       2,424        44,044
       Sealed Air(a)                                        1,319        19,139
       Temple-Inland Inc                                      830        44,571
================================================================================
                                                                        146,202
0.42   PAPER PRODUCTS
       Boise Cascade                                          900        26,091

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Georgia-Pacific Corp                                 3,632 $      79,541
       International Paper                                  7,492       298,331
       MeadWestvaco Corp                                    3,089        82,137
       Plum Creek Timber                                    2,900        82,650
================================================================================
                                                                        568,750
0.56   PERSONAL PRODUCTS
       Alberto-Culver Co Class B Shrs                         900        42,759
       Avon Products                                        3,674       169,959
       Gillette Co                                         16,536       543,704
================================================================================
                                                                        756,422
9.90   PHARMACEUTICALS
       Abbott Laboratories                                 24,404     1,010,570
       Allergan Inc                                         2,000       120,980
       AmerisourceBergen Corp                               1,600       107,184
       Bristol-Myers Squibb                                30,206       707,727
       Cardinal Health                                      7,028       404,813
       Eli Lilly & Co                                      17,528     1,023,986
       Forest Laboratories(a)                               2,800       216,916
       Johnson & Johnson                                   47,002     2,491,106
       King Pharmaceuticals(a)                              3,866        81,998
       Merck & Co                                          35,374     1,754,550
       Pfizer Inc                                          97,498     3,154,060
       Pharmacia Corp                                      20,169       902,361
       Schering-Plough Corp                                22,862       582,981
       Watson Pharmaceuticals(a)                            1,700        35,819
       Wyeth                                               20,654       824,095
================================================================================
                                                                     13,419,146
0.10   PHOTOGRAPHIC PRODUCTS
       Eastman Kodak                                        4,513       138,910
================================================================================
0.99   PROPERTY & CASUALTY INSURANCE
       ACE Ltd                                              4,100       129,847
       Allstate Corp                                       11,064       420,543
       Chubb Corp                                           2,659       172,543
       MGIC Investment                                      1,675       105,525
       Progressive Corp                                     3,457       176,826
       SAFECO Corp                                          2,020        64,115
       St Paul                                              3,482       108,673
       XL Capital Ltd Class A Shrs                          2,150       159,315
================================================================================
                                                                      1,337,387
0.70   PUBLISHING & PRINTING
       Dow Jones & Co                                       1,313        54,096
       Gannett Co                                           4,186       301,015
       Knight-Ridder Inc                                    1,312        79,442
       McGraw-Hill Cos                                      3,028       189,401
       Meredith Corp                                          800        29,176
       New York Times Class A Shrs                          2,326       105,252
       Tribune Co                                           4,734       188,887
================================================================================
                                                                        947,269
0.48   RAILROADS
       Burlington Northern Santa Fe                         6,009       176,785

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       CSX Corp                                             3,343 $     115,568
       Norfolk Southern                                     6,053       122,573
       Union Pacific                                        3,962       232,451
================================================================================
                                                                        647,377
0.28   REAL ESTATE INVESTMENT TRUSTS
       Equity Office Properties Trust                       6,500       171,470
       Equity Residential SBI                               4,300       115,025
       Simon Property Group                                 2,700        97,173
================================================================================
                                                                        383,668
0.65   RESTAURANTS
       Darden Restaurants                                   2,681        62,253
       McDonald's Corp                                     19,804       490,149
       Starbucks Corp(a)                                    6,000       117,780
       Wendy's International                                1,818        66,884
       Yum! Brands(a)                                       4,642       143,438
================================================================================
                                                                        880,504
0.44   SEMICONDUCTOR EQUIPMENT
       Applied Materials(a)                                25,604       380,731
       KLA-Tencor Corp(a)                                   2,924       115,176
       Novellus Systems(a)                                  2,300        62,077
       Teradyne Inc(a)                                      2,900        43,500
================================================================================
                                                                        601,484
2.76   SEMICONDUCTORS
       Advanced Micro Devices(a)                            5,340        42,880
       Altera Corp(a)                                       6,000        70,980
       Analog Devices(a)                                    5,700       137,370
       Applied Micro Circuits(a)                            4,700        21,667
       Broadcom Corp Class A Shrs(a)                        4,200        78,792
       Intel Corp                                         104,396     1,961,601
       Linear Technology                                    5,000       135,400
       LSI Logic(a)                                         5,740        44,772
       Maxim Integrated Products(a)                         5,021       176,639
       Micron Technology(a)                                 9,360       182,426
       National Semiconductor(a)                            2,823        51,125
       NVIDIA Corp(a)                                       2,300        25,461
       PMC-Sierra Inc(a)                                    2,600        24,830
       QLogic Corp(a)                                       1,500        61,125
       Texas Instruments                                   27,024       625,606
       Vitesse Semiconductor(a)                             3,100         7,502
       Xilinx Inc(a)                                        5,200        99,788
================================================================================
                                                                      3,747,964
2.48   SOFT DRINKS
       Coca-Cola Co                                        38,724     1,933,877
       Coca-Cola Enterprises                                7,000       130,340
       Pepsi Bottling Group                                 4,400       108,768
       PepsiCo Inc                                         27,599     1,185,101
================================================================================
                                                                      3,358,086
0.29   SPECIALTY CHEMICALS
       Eastman Chemical                                     1,211        53,672
       Englehard Corp                                       2,020        50,500

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Great Lakes Chemical                                   800 $      20,104
       Hercules Inc(a)                                      1,713        18,158
       International Flavors & Fragrances                   1,515        46,344
       PPG Industries                                       2,617       150,216
       Sigma-Aldrich Corp                                   1,114        53,383
================================================================================
                                                                        392,377
0.40   SPECIALTY STORES
       AutoZone Inc(a)                                      1,621       119,549
       Bed Bath & Beyond(a)                                 4,600       142,600
       Office Depot(a)                                      4,800        62,304
       Staples Inc(a)                                       7,300       121,837
       Tiffany & Co                                         2,300        56,672
       Toys "R" Us(a)                                       3,310        44,619
================================================================================
                                                                        547,581
0.10   STEEL
       Allegheny Technologies                               1,262        12,077
       Nucor Corp                                           1,212        67,666
       United States Steel                                  1,612        26,840
       Worthington Industries                               1,314        23,061
================================================================================
                                                                        129,644
3.88   SYSTEMS SOFTWARE
       Adobe Systems                                        3,740        89,610
       BMC Software(a)                                      3,800        51,110
       Computer Associates International                    9,076        84,770
       Microsoft Corp(a)                                   84,570     4,057,669
       Novell Inc(a)                                        5,649        12,597
       Oracle Corp(a)                                      85,664       857,411
       VERITAS Software(a)                                  6,400       107,712
================================================================================
                                                                      5,260,879
0.79   TELECOMMUNICATIONS EQUIPMENT
       ADC Telecommunications(a)                           12,400        22,320
       Andrew Corp(a)                                       1,513        17,021
       CIENA Corp(a)                                        6,700        27,001
       Comverse Technology(a)                               2,900        23,084
       Corning Inc(a)                                      14,805        23,688
       JDS Uniphase(a)                                     21,300        53,889
       Lucent Technologies(a)                              53,499        93,623
       Motorola Inc                                        35,408       410,733
       QUALCOMM Inc(a)                                     12,000       329,760
       Scientific-Atlanta Inc                               2,422        30,638
       Tellabs Inc(a)                                       6,438        36,890
================================================================================
                                                                      1,068,647
0.05   TIRES & RUBBER
       Cooper Tire & Rubber                                 1,111        22,231
       Goodyear Tire & Rubber                               2,503        43,652
================================================================================
                                                                         65,883
1.19   TOBACCO
       Philip Morris                                       33,392     1,537,702

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       UST Inc                                              2,626 $      77,283
================================================================================
                                                                      1,614,985
0.11   TRADING COMPANIES & DISTRIBUTORS
       Genuine Parts                                        2,725        83,685
       W.W. Grainger                                        1,426        69,931
================================================================================
                                                                        153,616
0.02   TRUCKING
       Ryder System                                         1,000        26,170
================================================================================
0.25   WIRELESS TELECOMMUNICATION SERVICES
       AT&T Wireless Services(a)                           42,191       197,876
       Nextel Communications Class A Shrs(a)               12,700        72,771
       Sprint Corp-PCS Group Series 1 Shrs(a)              15,482        63,476
================================================================================
                                                                        334,123
       TOTAL COMMON STOCKS (COST $160,099,969)                      131,242,554
================================================================================
3.21   SHORT-TERM INVESTMENTS
0.45   US GOVERNMENT OBLIGATIONS
       US Treasury Bills, 8/29/2002(f)
         (Amortized Cost $609,137)                  $     610,000       609,198
================================================================================
2.76   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 7/31/2002 due 8/1/2002 at 1.800%,
         repurchased at $3,741,187 (Collateralized
         by Federal Home Loan Bank, Consolidated
         Notes, due 5/14/2004 at 3.375%, value
         $3,825,457) (Cost $3,741,000)              $   3,741,000     3,741,000
================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (AMORTIZED COST $4,350,137)                                  4,350,198
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $164,450,106)                                        $ 135,592,752
================================================================================

SMALL COMPANY GROWTH FUND
89.74  COMMON STOCKS
0.87   AEROSPACE & DEFENSE
       Alliant Techsystems(a)                             124,900 $   7,668,860
================================================================================
0.57   APPAREL & ACCESSORIES
       Coach Inc(a)                                       222,400     5,070,720
================================================================================
3.12   APPAREL RETAIL
       American Eagle Outfitters(a)                       307,200     5,087,232
       AnnTaylor Stores(a)                                289,200     7,183,728
       Stage Stores(a)                                    332,000     9,047,000
       Too Inc(a)                                         250,900     6,275,009
================================================================================
                                                                     27,592,969
1.69   APPLICATION SOFTWARE
       Cerner Corp(a)                                      77,600     3,367,840
       Jack Henry & Associates                            348,280     4,969,956
       Manugistics Group(a)                               331,400     1,332,228
       T-HQ Inc(a)(c)                                     213,200     5,304,416
================================================================================
                                                                     14,974,440

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

0.83   AUTO PARTS & EQUIPMENT
       O'Reilly Automotive(a)                             262,000 $   7,383,160
================================================================================
8.48   BANKS
       City National                                      258,380    13,397,003
       Commerce Bancorp(c)                                251,500    11,624,330
       Cullen/Frost Bankers                               283,400    10,372,440
       Dime Community Bancshares                          198,000     5,096,520
       Greater Bay Bancorp(c)                             308,600     7,483,550
       Investors Financial Services                       572,200    17,606,594
       Silicon Valley Bancshares(a)                       434,600     9,404,744
================================================================================
                                                                     74,985,181
2.36   BIOTECHNOLOGY
       Biotech HOLDRs Trust Depository Receipts(g)         72,700     6,135,880
       Cephalon Inc(a)                                    121,300     5,822,400
       Charles River Laboratories(a)                      102,400     3,901,440
       Scios Inc(a)(c)                                    160,200     5,023,872
================================================================================
                                                                     20,883,592
3.07   BROADCASTING -- RADIO/TV
       Cumulus Media Class A Shrs(a)                      490,000     6,536,600
       Entravision Communications Class A Shrs(a)         677,000     6,770,000
       Lin TV Corp Class A Shrs(a)                        166,600     3,508,596
       Radio One Class D Shrs(a)                          522,400     7,313,600
       Regent Communications(a)                           504,100     2,999,395
================================================================================
                                                                     27,128,191
0.83   CASINOS & GAMING
       Alliance Gaming(a)                                 565,400     7,350,200
================================================================================
0.26   COMPUTER HARDWARE
       Concurrent Computer(a)                             828,500     2,344,655
================================================================================
0.30   CONSUMER FINANCE
       iDine Rewards Network(a)                           213,700     2,658,428
================================================================================
0.83   DIVERSIFIED COMMERCIAL SERVICES
       Corporate Executive Board(a)                       242,300     7,319,883
================================================================================
0.53   DIVERSIFIED FINANCIAL SERVICES
       New York Community Bancorp                         161,800     4,659,840
================================================================================
0.54   DRUG RETAIL
       Duane Reade(a)                                     322,500     4,773,000
================================================================================
3.21   EDUCATION SERVICES
       Career Education(a)(c)                             288,100    12,716,734
       Corinthian Colleges(a)                             356,300    11,241,265
       University of Phoenix Online(a)                    166,933     4,408,701
================================================================================
                                                                     28,366,700
1.12   ELECTRICAL COMPONENTS & EQUIPMENT
       Aeroflex Inc(a)                                  1,023,460     7,778,296
       Microsemi Corp(a)                                  391,500     2,114,100
================================================================================
                                                                      9,892,396
2.02   ELECTRONIC EQUIPMENT & INSTRUMENTS
       Itron Inc(a)                                       214,900     3,393,271

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       OSI Systems(a)                                     365,900 $   5,495,818
       Plexus Corp(a)                                     384,900     5,350,110
       Sipex Corp(a)                                      970,897     3,611,737
================================================================================
                                                                     17,850,936
2.11   EMPLOYMENT SERVICES
       FTI Consulting(a)                                  251,200    10,110,800
       Heidrick & Struggles International(a)              550,650     8,562,608
================================================================================
                                                                     18,673,408
2.25   ENVIRONMENTAL SERVICES
       Stericycle Inc(a)                                  215,300     7,107,053
       Waste Connections(a)                               396,100    12,790,069
================================================================================
                                                                     19,897,122
1.08   FOOD DISTRIBUTORS
       Performance Food Group(a)                          290,500     9,592,310
================================================================================
1.49   FOOD RETAIL
       United Natural Foods(a)                            329,400     6,067,548
       Whole Foods Market(a)                              161,500     7,085,005
================================================================================
                                                                     13,152,553
1.51   GENERAL MERCHANDISE STORES
       Fred's Inc Class A Shrs                            112,600     3,316,070
       Ross Stores                                        130,300     4,907,098
       Tuesday Morning(a)                                 339,400     5,152,092
================================================================================
                                                                     13,375,260
3.81   HEALTH CARE DISTRIBUTORS & SERVICES
       Accredo Health(a)                                  165,875     7,912,403
       D & K Healthcare Resources                         230,200     6,542,284
       DaVita Inc(a)                                      204,100     4,816,760
       Renal Care Group(a)(c)                             218,000     7,063,200
       United Surgical Partners International(a)          256,100     7,357,753
================================================================================
                                                                     33,692,400
1.75   HEALTH CARE EQUIPMENT
       CTI Molecular Imaging(a)                           365,600     7,297,376
       Varian Medical Systems(a)                          195,100     8,155,180
================================================================================
                                                                     15,452,556
1.65   HEALTH CARE FACILITIES
       Province Healthcare(a)                             758,025    14,554,080
================================================================================
0.58   INDUSTRIAL MACHINERY
       Kennametal Inc                                     157,900     5,122,276
================================================================================
1.40   INSURANCE BROKERS
       Arthur J. Gallagher & Co                           253,400     7,452,494
       Hub International Ltd                              355,300     4,981,306
================================================================================
                                                                     12,433,800
1.87   INTERNET SOFTWARE & SERVICES
       Overture Services(a)                               391,900     8,954,915
       PEC Solutions(a)(c)                                318,700     7,553,190
================================================================================
                                                                     16,508,105

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

3.13   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Affiliated Managers Group(a)                       128,700 $   6,077,214
       Eaton Vance                                        230,900     6,178,884
       Raymond James Financial                            347,500     9,452,000
       Waddell & Reed Financial Class A Shrs              332,400     5,963,256
================================================================================
                                                                     27,671,354
3.05   IT CONSULTING & SERVICES
       Anteon International(a)                            176,400     3,478,608
       BISYS Group(a)                                     176,800     4,084,080
       Manhattan Associates(a)                            296,500     6,594,753
       SRA International Class A Shrs(a)                  121,399     3,010,695
       Tier Technologies Class B Shrs(a)                  662,980     9,838,623
================================================================================
                                                                     27,006,759
0.69   LEISURE FACILITIES
       Intrawest Corp                                     432,200     6,094,020
================================================================================
2.30   MANAGED HEALTH CARE
       Cross Country(a)                                   238,200     6,819,666
       First Health Group(a)                              358,100     9,002,634
       Mid Atlantic Medical Services(a)                   138,100     4,496,536
================================================================================
                                                                     20,318,836
0.38   METAL & GLASS CONTAINERS
       Crown Cork & Seal(a)                               966,700     3,335,115
================================================================================
0.82   MOVIES & ENTERTAINMENT
       Pixar Inc(a)                                       164,900     7,253,951
================================================================================
3.72   OIL & GAS DRILLING
       Patterson-UTI Energy(a)                            535,100    12,794,241
       Precision Drilling(a)                              316,400     9,397,080
       Pride International(a)                             793,600    10,673,920
================================================================================
                                                                     32,865,241
3.15   OIL & GAS EQUIPMENT & SERVICES
       Cal Dive International(a)                          114,885     2,203,494
       FMC Technologies(a)                                491,100     9,085,350
       Maverick Tube(a)                                   442,000     4,605,640
       Smith International(a)(c)                          377,300    11,926,453
================================================================================
                                                                     27,820,937
1.63   OIL & GAS EXPLORATION & PRODUCTION
       Evergreen Resources(a)                             242,700     8,555,175
       Spinnaker Exploration(a)                           208,200     5,858,748
================================================================================
                                                                     14,413,923
1.31   PACKAGED FOODS
       American Italian Pasta Class A Shrs(a)             281,200    11,624,808
================================================================================
0.72   PERSONAL PRODUCTS
       Playtex Products(a)                                566,400     6,343,680
================================================================================
1.44   PHARMACEUTICALS
       Atrix Laboratories(a)                              309,800     4,947,506
       Neurocrine Biosciences(a)                          111,700     4,100,507

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       NPS Pharmaceuticals(a)(c)                          168,500 $   3,668,245
================================================================================
                                                                     12,716,258
0.95   PUBLISHING & PRINTING
       Getty Images(a)                                    211,800     3,488,770
       McClatchy Co Class A Shrs                           89,100     4,962,870
================================================================================
                                                                      8,451,640
0.50   REINSURANCE
       RenaissanceRe Holdings Ltd                         113,500     4,426,500
================================================================================
2.41   RESTAURANTS
       California Pizza Kitchen(a)                        424,400     9,285,872
       P.F. Chang's China Bistro(a)(c)                    248,900     7,770,658
       Panera Bread Class A Shrs(a)                       132,400     4,256,660
================================================================================
                                                                     21,313,190
3.98   SEMICONDUCTOR EQUIPMENT
       ATMI Inc(a)                                        381,400     6,891,898
       Brooks-PRI Automation(a)                           352,400     6,702,648
       Cymer Inc(a)                                       237,800     6,656,022
       Microtune Inc(a)                                   403,200     1,556,352
       Photon Dynamics(a)                                 227,200     5,925,376
       Varian Semiconductor Equipment(a)                  282,800     7,431,984
================================================================================
                                                                     35,164,280
4.52   SEMICONDUCTORS
       Cohu Inc                                           250,040     3,833,113
       Exar Corp(a)                                       529,760     8,831,099
       OmniVision Technologies(a)(c)                      414,600     3,942,846
       QLogic Corp(a)                                     174,700     7,119,025
       Semtech Corp(a)                                    303,000     5,956,980
       Silicon Laboratories(a)(c)                         374,300    10,296,993
================================================================================
                                                                     39,980,056
1.99   SPECIALTY STORES
       Cost Plus(a)                                       162,900     3,986,163
       Linens 'n Things(a)                                222,300     5,413,005
       Pier 1 Imports                                     345,700     5,980,610
       Yankee Candle(a)                                   100,800     2,210,544
================================================================================
                                                                     17,590,322
1.19   TELECOMMUNICATIONS EQUIPMENT
       Anaren Microwave(a)                                496,600     3,873,480
       Polycom Inc(a)                                     268,500     3,074,325
       Tekelec(a)                                         526,400     3,547,936
================================================================================
                                                                     10,495,741
1.73   TRUCKING
       J.B. Hunt Transport Services(a)                    277,100     7,293,272
       Yellow Corp(a)                                     320,700     8,017,500
================================================================================
                                                                     15,310,772
       TOTAL COMMON STOCKS (COST $872,930,623)                      793,554,404
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

10.26  SHORT-TERM INVESTMENTS
9.04   COMMERCIAL PAPER
4.52   CONSUMER FINANCE
       American General Finance, 1.730%, 8/2/2002   $  40,000,000 $  40,000,000
================================================================================
4.52   DIVERSIFIED FINANCIAL SERVICES
       State Street, Discount Notes, 1.820%,
         8/1/2002                                   $  40,000,000    40,000,000
================================================================================
        TOTAL COMMERCIAL PAPER (Amortized Cost $80,000,000)          80,000,000
================================================================================
1.22   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 7/31/2002 due 8/1/2002 at 1.800%,
         repurchased at $10,689,534 (Collateralized
         by Federal Home Loan Bank, Consolidated
         Notes, due 5/14/2004 at 3.375%, value
         $10,922,293)(Cost $10,689,000)             $  10,689,000    10,689,000
================================================================================
       TOTAL SHORT-TERM INVESTMENTS
        (AMORTIZED COST $90,689,000)                                 90,689,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $963,619,623)                                        $ 884,243,404
================================================================================

VALUE EQUITY FUND
92.15  COMMON STOCKS
3.61   AEROSPACE & DEFENSE
       Honeywell International                             48,700 $   1,575,932
       L-3 Communications Holdings(a)                       7,100       328,162
       Lockheed Martin                                     10,200       653,922
       United Technologies                                 28,000     1,946,000
================================================================================
                                                                      4,504,016
1.19   ALUMINUM
       Alcoa Inc                                           55,100     1,490,455
================================================================================
1.19   AUTOMOBILE MANUFACTURERS
       General Motors                                      32,000     1,489,600
================================================================================
10.69  BANKS
       Bank of America                                     60,264     4,007,556
       Bank One                                            69,300     2,696,463
       FleetBoston Financial                               45,400     1,053,280
       Mellon Financial                                    80,300     2,134,374
       Wells Fargo & Co                                    67,700     3,443,222
================================================================================
                                                                     13,334,895
1.89   BREWERS
       Anheuser-Busch Cos                                  45,600     2,357,976
================================================================================
1.24   COMPUTER HARDWARE
       International Business Machines                     21,900     1,541,760
================================================================================
2.09   DIVERSIFIED CHEMICALS
       Dow Chemical                                        51,100     1,475,257
       Olin Corp                                           61,000     1,131,550
================================================================================
                                                                      2,606,807

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

4.43   DIVERSIFIED FINANCIAL SERVICES
       Citigroup Inc                                      121,226 $   4,065,920
       JP Morgan Chase & Co                                58,800     1,467,648
================================================================================
                                                                      5,533,568
0.63   DIVERSIFIED METALS & MINING
       Phelps Dodge                                        23,100       789,558
================================================================================
3.24   ELECTRIC UTILITIES
       Dominion Resources                                  34,900     2,074,456
       Entergy Corp                                        16,500       668,745
       FPL Group                                           11,600       657,140
       TXU Corp                                            14,900       642,637
================================================================================
                                                                      4,042,978
1.30   ELECTRICAL COMPONENTS & EQUIPMENT
       SPX Corp(a)                                         15,500     1,619,750
================================================================================
1.72   GENERAL MERCHANDISE STORES
       Target Corp                                         64,200     2,141,070
================================================================================
1.24   HOME IMPROVEMENT RETAIL
       Lowe's Cos                                          40,800     1,544,280
================================================================================
1.35   HOUSEHOLD PRODUCTS
       Procter & Gamble                                    18,900     1,681,911
================================================================================
3.10   INDUSTRIAL CONGLOMERATES
       General Electric                                   120,000     3,864,000
================================================================================
1.20   INDUSTRIAL GASES
       Praxair Inc                                         28,600     1,495,780
================================================================================
3.56   INDUSTRIAL MACHINERY
       Illinois Tool Works                                 33,715     2,224,853
       ITT Industries                                      34,700     2,216,636
================================================================================
                                                                      4,441,489
2.70   INSURANCE BROKERS
       Marsh & McLennan                                    70,400     3,372,160
================================================================================
8.33   INTEGRATED OIL & GAS
       Amerada Hess                                        19,700     1,347,480
       BP PLC Sponsored ADR Representing 6 Ord Shrs        60,000     2,784,000
       ChevronTexaco Corp                                  20,000     1,500,000
       Exxon Mobil                                        129,600     4,764,096
================================================================================
                                                                     10,395,576
3.90   INTEGRATED TELECOMMUNICATION SERVICES
       BellSouth Corp                                      50,000     1,342,500
       SBC Communications                                  64,902     1,795,189
       Verizon Communications                              52,500     1,732,500
================================================================================
                                                                      4,870,189
6.78   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Goldman Sachs Group                                 26,300     1,923,845
       Lehman Brothers Holdings                            43,900     2,489,569
       Merrill Lynch & Co                                  84,200     3,001,730

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Stilwell Financial                                  77,000 $   1,043,350
================================================================================
                                                                      8,458,494
1.38   IT CONSULTING & SERVICES
       Veridian Corp(a)                                    86,900     1,724,965
================================================================================
1.85   MARINE
       Tsakos Energy Navigation Ltd(a)                    196,100     2,310,058
================================================================================
1.59   MULTI-LINE INSURANCE
       Allmerica Financial                                 72,600     1,981,980
================================================================================
0.93   OIL & GAS DRILLING
       GlobalSantaFe Corp                                  18,800       423,752
       Noble Corp(a)                                       22,700       735,480
================================================================================
                                                                      1,159,232
1.02   OIL & GAS EXPLORATION & PRODUCTION
       Kerr-McGee Corp                                     27,300     1,276,821
================================================================================
1.54   PACKAGED FOODS
       H.J. Heinz                                          50,000     1,922,500
================================================================================
2.26   PAPER PRODUCTS
       Bowater Inc                                         33,500     1,527,265
       International Paper                                 32,300     1,286,186
================================================================================
                                                                      2,813,451
3.31   PHARMACEUTICALS
       Pfizer Inc                                          70,000     2,264,500
       Pharmacia Corp                                      41,700     1,865,658
================================================================================
                                                                      4,130,158
2.04   PROPERTY & CASUALTY INSURANCE
       Travelers Property Casualty Class A Shrs(a)        156,300     2,547,690
================================================================================
1.75   PUBLISHING & PRINTING
       McGraw-Hill Cos                                     35,000     2,189,250
================================================================================
1.11   RAILROADS
       Union Pacific                                       23,700     1,390,479
================================================================================
2.72   SEMICONDUCTORS
       Intel Corp                                          91,200     1,713,648
       Texas Instruments                                   72,600     1,680,690
================================================================================
                                                                      3,394,338
0.94   SPECIALTY CHEMICALS
       Potash Corp of Saskatchewan                         21,500     1,174,975
================================================================================
1.81   TELECOMMUNICATIONS EQUIPMENT
       General Motors Class H Shrs(a)                      65,000       643,500
       Nokia Corp Sponsored ADR Representing Ord Shrs     130,000     1,612,000
================================================================================
                                                                      2,255,500
2.52   TOBACCO
       Philip Morris                                       68,300     3,145,215
================================================================================
       TOTAL COMMON STOCKS (COST $112,837,593)                      114,992,924
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

7.85   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 7/31/2002 due 8/1/2002 at 1.800%,
         repurchased at $9,795,490 (Collateralized
         by Federal Home Loan Bank, Consolidated
         Discount Notes, due 10/25/2002, value
         $9,992,665) (Cost $9,795,000)              $   9,795,000 $   9,795,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $122,632,593)                                        $ 124,787,924
================================================================================

(a)  Security is non-income producing.

(b)  Security is an affiliated company (See Notes).

(c) Loaned security, a portion or all of the security is on loan at July 31, 2002.

(d) Securities acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" because an institutional market exists.

(e) All common stock securities have been designated as collateral for futures contracts.

(f) Security has been designated as collateral for variation margin on futures contracts.

(g)  HOLDRs  -  Holding  Company  Depository  Receipts

(h)  The following is a restricted security at July 31, 2002:

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                       VALUE AS
                                         ACQUISITION  ACQUISITION          % OF
DESCRIPTION                                     DATE         COST    NET ASSETS
--------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND
Calient Networks, Pfd, Series D Shrs         12/8/00  $   648,056          0.09%
================================================================================

FUTURES CONTRACTS
OPEN AT JULY 31, 2002

                                            NUMBER OF        FACE        MARKET
                                 POSITION   CONTRACTS      AMOUNT         VALUE
--------------------------------------------------------------------------------
S&P 500 INDEX FUND
S&P 500 Index
  (Expires September 2002)          Long           20     $ 5,000  $  4,557,500
================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO STOCK FUNDS, INC.
JULY 31, 2002

                                                                DYNAMICS                 GROWTH
                                                                    FUND                   FUND
-----------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                          $    4,413,790,618      $    629,991,083
===============================================================================================
  At Value(a)                                         $    4,000,777,701      $    548,198,235
Receivables:
  Investment Securities Sold                                  25,292,521            15,759,466
  Fund Shares Sold                                            27,612,713               604,492
  Dividends and Interest                                         597,777               189,254
  Loans to Affiliated Funds (Note 6)                           1,130,000                     0
Other Investments (Note 5)                                    81,374,022                     0
Prepaid Expenses and Other Assets                                507,020               173,084
===============================================================================================
TOTAL ASSETS                                               4,137,291,754           564,924,531
===============================================================================================
LIABILITIES
Payables:
  Custodian                                                      224,918                50,139
  Investment Securities Purchased                             62,936,977            26,937,340
  Fund Shares Repurchased                                    217,579,879             5,621,915
  Securities Loaned                                           81,374,022                     0
Accrued Distribution Expenses
  Investor Class                                                 826,404               115,109
  Class A                                                            569                    26
  Class B                                                            299                    31
  Class C                                                         16,806                 3,278
  Class K                                                         17,372                 1,105
Accrued Expenses and Other Payables                              388,760               147,832
===============================================================================================
TOTAL LIABILITIES                                            363,366,006            32,876,775
===============================================================================================
NET ASSETS AT VALUE                                   $    3,773,925,748      $    532,047,756
===============================================================================================
NET ASSETS
Paid-in Capital(b)                                    $    7,866,862,642      $  2,099,243,594
Accumulated Undistributed Net Investment Loss                   (254,274)             (101,824)
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency
  Transactions                                            (3,679,669,879)       (1,485,301,166)
Net Depreciation of Investment Securities
  and Foreign Currency Transactions                         (413,012,741)          (81,792,848)
===============================================================================================
NET ASSETS AT VALUE, Applicable to Shares
  Outstanding                                         $    3,773,925,748      $    532,047,756
===============================================================================================
NET ASSETS AT VALUE:
  Institutional Class                                 $       25,132,867                     --
===============================================================================================
  Investor Class                                      $    3,688,212,581      $    525,365,269
===============================================================================================
  Class A                                             $        2,005,596      $         86,531
===============================================================================================
  Class B                                             $          389,634      $         39,331
===============================================================================================
  Class C                                             $       13,440,450      $      3,668,900
===============================================================================================
  Class K                                             $       44,744,620      $      2,887,725
===============================================================================================

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2002


                                                                DYNAMICS                 GROWTH
                                                                    FUND                   FUND
                                                              (CONTINUED)            (CONTINUED)
------------------------------------------------------------------------------------------------
Shares Outstanding
  Institutional Class                                          2,309,341                     --
  Investor Class                                             341,270,695            319,908,636
  Class A                                                        185,290                 52,839
  Class B                                                         36,139                 24,060
  Class C                                                      1,268,561              2,296,072
  Class K                                                      4,156,776              1,926,300
================================================================================================
NET ASSET VALUE PER SHARE:
  Institutional Class, Offering and Redemption Price
    per Share                                         $            10.88                     --
  Investor Class, Offering and Redemption Price
    per Share                                         $            10.81      $            1.64
  Class A
    Redemption Price per Share                        $            10.82      $            1.64
    Offering Price per Share (Maximum sales charge
      of 5.50%)                                       $            11.45      $            1.74
  Class B, Offering and Redemption Price per Share    $            10.78      $            1.63
  Class C, Offering and Redemption Price per Share    $            10.60      $            1.60
  Class K, Offering and Redemption Price per Share    $            10.76      $            1.50
================================================================================================

(a) Investment securities at cost and value at July 31, 2002 include repurchase agreements of $56,461,000 and $5,491,000 for Dynamics and Growth Funds, respectively.

(b) The INVESCO Stock Funds, Inc. have 9 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 2.4 billion have been allocated to Dynamics Fund and 2.6 billion to Growth Fund: 200 million to Dynamics Fund - Institutional Class, 1 billion to Dynamics Fund - Investor Class, 300 million to Dynamics Fund - Class A, 300 million to Dynamics Fund
     - Class B, 300 million to Dynamics Fund - Class C, 300 million to Dynamics Fund - Class K, 1 billion to Growth Fund - Investor Class, 400 million to Growth Fund - Class A, 400 million to Growth Fund - Class B, 400 million to Growth Fund - Class C and 400 million to Growth Fund - Class K.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2002

                                                                                        INVESCO
                                                                GROWTH &               ENDEAVOR
                                                             INCOME FUND                   FUND
-----------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                          $       52,790,618      $     64,057,368
===============================================================================================
  At Value(a)                                         $       45,072,007      $     61,498,000
Cash                                                             687,870               119,286
Receivables:
  Investment Securities Sold                                           0             1,911,222
  Fund Shares Sold                                                75,263                48,303
  Dividends and Interest                                          12,087                17,511
Other Investments (Note 5)                                             0             1,768,780
Prepaid Expenses and Other Assets                                 16,032                19,447
===============================================================================================
TOTAL ASSETS                                                  45,863,259            65,382,549
===============================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                434,458             3,346,043
  Fund Shares Repurchased                                         47,961               570,996
  Securities Loaned                                                    0             1,768,780
Accrued Distribution Expenses
  Investor Class                                                   9,896                12,960
  Class A                                                             13                    21
  Class B                                                              2                     1
  Class C                                                            978                   867
  Class K                                                             21                     1
Accrued Expenses and Other Payables                               11,273                15,252
===============================================================================================
TOTAL LIABILITIES                                                504,602             5,714,921
===============================================================================================
NET ASSETS AT VALUE                                   $       45,358,657      $     59,667,628
===============================================================================================
NET ASSETS
Paid-in Capital(b)                                    $      138,076,328      $    271,169,077
Accumulated Undistributed Net Investment Loss                     (4,727)               (5,285)
Accumulated Undistributed Net Realized Loss on
  Investment Securities                                      (84,910,742)         (208,936,796)
Net Depreciation of Investment Securities                     (7,802,202)           (2,559,368)
===============================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding $       45,358,657      $     59,667,628
===============================================================================================
NET ASSETS AT VALUE:
  Investor Class                                      $       44,018,177      $     58,652,386
===============================================================================================
  Class A                                             $           45,445      $            639
===============================================================================================
  Class B                                             $            6,032      $            917
===============================================================================================
  Class C                                             $        1,230,608      $      1,011,471
===============================================================================================
  Class K                                             $           58,395      $          2,215
===============================================================================================

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2002

                                                                                        INVESCO
                                                                GROWTH &               ENDEAVOR
                                                             INCOME FUND                   FUND
                                                              (CONTINUED)            (CONTINUED)
------------------------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                                               7,082,379             11,103,925
  Class A                                                          7,304                    113
  Class B                                                            974                    174
  Class C                                                        201,884                194,867
  Class K                                                          9,417                    420
================================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and Redemption Price
    per Share                                         $             6.22      $            5.28
  Class A
    Redemption Price per Share                        $             6.22      $            5.65
    Offering Price per Share (Maximum sales
    charge of 5.50%)                                  $             6.58      $            5.98
  Class B, Offering and Redemption Price per Share    $             6.19      $            5.27
  Class C, Offering and Redemption Price per Share    $             6.10      $            5.19
  Class K, Offering and Redemption Price per Share    $             6.20      $            5.27
================================================================================================

(a) Investment securities at cost and value at July 31, 2002 includes a repurchase agreement of $5,287,000 for INVESCO Endeavor Fund.

(b) The INVESCO Stock Funds, Inc. have 9 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 500 million have been allocated to Growth & Income Fund and 500 million to INVESCO Endeavor Fund:
     100 million to each Class.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2002

                                                                                          SMALL
                                                                 S&P 500                COMPANY
                                                              INDEX FUND                   FUND
-----------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                          $      164,450,106      $    963,619,623
===============================================================================================
  At Value(a)                                         $      135,592,752      $    884,243,404
Cash                                                              56,846                 1,734
Receivables:
  Investment Securities Sold                                          46             4,069,614
  Fund Shares Sold                                               222,405             2,364,669
  Dividends and Interest                                         134,143               114,207
  Variation Margin on Futures Contracts                           33,532                     0
Other Investments (Note 5)                                             0            32,504,150
Prepaid Expenses and Other Assets                                 19,848               118,871
===============================================================================================
TOTAL ASSETS                                                 136,059,572           923,416,649
===============================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                                    6,837                     0
  Investment Securities Purchased                                 40,740             3,600,267
  Fund Shares Repurchased                                         46,676            16,260,578
  Securities Loaned                                                    0            32,504,150
Accrued Distribution Expenses
  Investor Class                                                  28,278               180,292
  Class A                                                             --                   826
  Class B                                                             --                    57
  Class C                                                             --                 2,762
  Class K                                                             --                26,085
Accrued Expenses and Other Payables                               21,207               109,727
===============================================================================================
TOTAL LIABILITIES                                                143,738            52,684,744
===============================================================================================
NET ASSETS AT VALUE                                   $      135,915,834      $    870,731,905
===============================================================================================
NET ASSETS
Paid-in Capital(b)                                    $      180,969,990      $  1,628,100,947
Accumulated Undistributed Net Investment Income (Loss)             8,166               (55,787)
Accumulated Undistributed Net Realized Loss on
  Investment Securities, Futures Contracts and
    Option Contracts                                         (16,213,263)         (677,937,036)
Net Depreciation of Investment Securities and
  Futures Contracts                                          (28,849,059)          (79,376,219)
===============================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding $      135,915,834      $    870,731,905
===============================================================================================
NET ASSETS AT VALUE:
  Institutional Class                                 $          337,528                    --
===============================================================================================
  Investor Class                                      $      135,578,306      $    800,519,741
===============================================================================================
  Class A                                                             --      $      2,606,593
===============================================================================================
  Class B                                                             --      $         66,903
===============================================================================================
  Class C                                                             --      $      1,087,311
===============================================================================================
  Class K                                                             --      $     66,451,357
===============================================================================================

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2002

                                                                                          SMALL
                                                                 S&P 500                COMPANY
                                                              INDEX FUND                   FUND
                                                              (CONTINUED)            (CONTINUED)
------------------------------------------------------------------------------------------------
Shares Outstanding
  Institutional Class                                             36,562                    --
  Investor Class                                              14,141,923            95,176,788
  Class A                                                             --               309,790
  Class B                                                             --                 7,959
  Class C                                                             --               134,350
  Class K                                                             --             7,887,332
===============================================================================================
NET ASSET VALUE PER SHARE:
  Institutional Class, Offering and Redemption
    Price per Share                                   $             9.23                    --
  Investor Class, Offering and Redemption Price
    per Share                                         $             9.59      $           8.41
  Class A
    Redemption Price per Share                                        --      $           8.41
    Offering Price per Share (Maximum sales
      charge of 5.50%)                                                --      $           8.90
  Class B, Offering and Redemption Price per Share                    --      $           8.41
  Class C, Offering and Redemption Price per Share                    --      $           8.09
  Class K, Offering and Redemption Price per Share                    --      $           8.43
===============================================================================================

(a) Investment securities at cost and value at July 31, 2002 include repurchase agreements of $3,741,000 and $10,689,000 for S&P 500 Index and Small Company Growth Funds, respectively.

(b) The INVESCO Stock Funds, Inc. have 9 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 200 million have been allocated to S&P 500 Index Fund and 1.3 billion have been allocated to Small Company Growth Fund: 100 million to S&P 500 Index Fund - Institutional Class, 100 million to S&P 500 Index Fund - Investor Class, 500 million to Small Company Growth Fund - Investor Class, 200 million to Small Company Growth Fund - Class A, 200 million to Small Company Growth Fund - Class B, 200 million to Small Company Growth Fund - Class C and 200 million to Small Company Growth Fund - Class K.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2002


                                                                          VALUE
                                                                         EQUITY
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                   $    122,632,593
================================================================================
  At Value(a)                                                  $    124,787,924
Receivables:
  Investment Securities Sold                                          3,019,649
  Fund Shares Sold                                                      420,091
  Dividends and Interest                                                132,018
Prepaid Expenses and Other Assets                                        19,783
================================================================================
TOTAL ASSETS                                                        128,379,465
================================================================================
LIABILITIES
Payables:
  Custodian                                                              52,075
  Distributions to Shareholders                                           2,845
  Fund Shares Repurchased                                               851,674
Accrued Distribution Expenses
  Investor Class                                                         26,958
  Class A                                                                    49
  Class B                                                                   203
  Class C                                                                 1,047
Accrued Expenses and Other Payables                                      43,200
================================================================================
TOTAL LIABILITIES                                                       978,051
================================================================================
NET ASSETS AT VALUE                                            $    127,401,414
================================================================================
NET ASSETS
Paid-in Capital(b)                                             $    127,247,650
Accumulated Undistributed Net Investment Loss                           (16,773)
Accumulated Undistributed Net Realized Loss on
  Investment Securities                                              (1,984,794)
Net Appreciation of Investment Securities                             2,155,331
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding          $    127,401,414
================================================================================
NET ASSETS AT VALUE:
  Investor Class                                               $    125,312,616
================================================================================
  Class A                                                      $        162,770
================================================================================
  Class B                                                      $        241,762
================================================================================
  Class C                                                      $      1,684,266
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2002


                                                                          VALUE
                                                                         EQUITY
                                                                           FUND
                                                                     (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                                                      7,722,514
  Class A                                                                10,119
  Class B                                                                14,938
  Class C                                                               105,973
================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and Redemption Price per Share      $          16.23
  Class A
    Redemption Price per Share                                 $          16.09
    Offering Price per Share (Maximum sales charge of 5.50%)   $          17.03
  Class B, Offering and Redemption Price per Share             $          16.18
  Class C, Offering and Redemption Price per Share             $          15.89
================================================================================

(a) Investment securities at cost and value at July 31, 2002 includes a repurchase agreement of $9,795,000.

(b) The INVESCO Stock Funds, Inc. have 9 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 500 million have been allocated to Value Equity Fund: 100 million to each class.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO STOCK FUNDS, INC.
YEAR ENDED JULY 31, 2002 (NOTE 1)

                                                                DYNAMICS                 GROWTH
                                                                    FUND                   FUND
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                             $       13,312,387      $      2,619,201
Dividends from Affiliated Investment Companies                 1,475,840                     0
Interest                                                       3,397,156               206,448
Securities Loaned Income                                         403,188                41,319
  Foreign Taxes Withheld                                        (136,859)              (19,880)
===============================================================================================
  TOTAL INCOME                                                18,451,712             2,847,088
===============================================================================================
EXPENSES
Investment Advisory Fees                                      25,412,356             4,804,592
Distribution Expenses                                         13,950,019             2,196,936
Transfer Agent Fees                                           22,038,510             4,594,606
Administrative Services Fees                                   2,474,447               395,944
Custodian Fees and Expenses                                      624,078               149,251
Directors' Fees and Expenses                                     258,652                48,004
Interest Expenses                                                131,499                66,745
Professional Fees and Expenses                                   185,338                54,133
Registration Fees and Expenses - Institutional Class              12,775                    --
Registration Fees and Expenses - Investor Class                1,055,414               305,516
Reports to Shareholders                                        1,123,324               711,798
Other Expenses                                                   216,377                38,893
===============================================================================================
  TOTAL EXPENSES                                              67,482,789            13,366,418
  Fees and Expenses Absorbed/Reimbursed by
    Investment Adviser                                        (1,073,896)                 (298)
  Fees and Expenses Paid Indirectly                             (567,099)             (129,907)
===============================================================================================
    NET EXPENSES                                              65,841,794            13,236,213
===============================================================================================
NET INVESTMENT LOSS                                          (47,390,082)          (10,389,125)
===============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                   (2,391,931,751)         (937,036,510)
  Foreign Currency Transactions                               (2,355,318)                    0
===============================================================================================
    Total Net Realized Loss                               (2,394,287,069)         (937,036,510)
===============================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                                       60,408,834           425,195,008
  Foreign Currency Transactions                                2,098,457                     0
===============================================================================================
    Total Change in Net Appreciation/Depreciation             62,507,291           425,195,008
===============================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                       (2,331,779,778)         (511,841,502)
===============================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                     $   (2,379,169,860)     $   (522,230,627)
===============================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS (CONTINUED)
INVESCO STOCK FUNDS, INC.
YEAR ENDED JULY 31, 2002 (NOTE 1)

                                                                                        INVESCO
                                                         GROWTH & INCOME               ENDEAVOR
                                                                    FUND                   FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                             $          359,823      $         378,501
Interest                                                          10,374                 39,952
Securities Loaned Income                                               0                 35,966
  Foreign Taxes Withheld                                          (1,325)                (5,169)
================================================================================================
  TOTAL INCOME                                                   368,872                449,250
================================================================================================
EXPENSES
Investment Advisory Fees                                         529,870                843,408
Distribution Expenses                                            189,146                293,945
Transfer Agent Fees                                              692,789              1,258,165
Administrative Services Fees                                      41,792                 60,604
Custodian Fees and Expenses                                       20,021                 30,199
Directors' Fees and Expenses                                      12,265                 14,126
Interest Expenses                                                    569                  4,129
Professional Fees and Expenses                                    23,422                 24,741
Registration Fees and Expenses - Investor Class                   31,527                 47,750
Reports to Shareholders                                          175,696                331,540
Other Expenses                                                     5,594                  7,907
================================================================================================
  TOTAL EXPENSES                                               1,722,691              2,916,514
  Fees and Expenses Absorbed/Reimbursed by Investment Adviser   (651,211)            (1,219,926)
  Fees and Expenses Paid Indirectly                                 (103)                  (887)
================================================================================================
    NET EXPENSES                                               1,071,377              1,695,701
================================================================================================
NET INVESTMENT LOSS                                             (702,505)            (1,246,451)
================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                   (50,203,808)           (89,108,502)
Change in Net Appreciation/Depreciation of
  Investment Securities                                       17,515,562             18,225,710
================================================================================================
NET LOSS ON INVESTMENT SECURITIES                            (32,688,246)           (70,882,792)
================================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                     $      (33,390,751)     $     (72,129,243)
================================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS (CONTINUED)
INVESCO STOCK FUNDS, INC.
YEAR ENDED JULY 31, 2002 (NOTE 1)


                                                                                          SMALL
                                                                 S&P 500                COMPANY
                                                              INDEX FUND            GROWTH FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                             $        1,855,374      $       1,804,295
Dividends from Affiliated Investment Companies                         0              1,403,493
Interest                                                         141,498              1,864,657
Securities Loaned Income                                               0                188,106
  Foreign Taxes Withheld                                          (7,990)                (6,564)
================================================================================================
  TOTAL INCOME                                                 1,988,882              5,253,987
================================================================================================
EXPENSES
Investment Advisory Fees                                         334,015              7,564,840
Distribution Expenses                                            332,989              3,086,763
Transfer Agent Fees                                              393,798              4,970,823
Administrative Services Fees                                      70,123                543,032
Custodian Fees and Expenses                                       37,966                152,390
Directors' Fees and Expenses                                      15,418                 64,238
Interest Expenses                                                      0                  9,761
Professional Fees and Expenses                                    25,522                 64,473
Registration Fees and Expenses - Institutional Class              13,488                     --
Registration Fees and Expenses - Investor Class                   32,795                276,391
Reports to Shareholders                                          108,905                332,622
Other Expenses                                                     6,542                 47,994
===============================================================================================
  TOTAL EXPENSES                                               1,371,561             17,113,327
  Fees and Expenses Absorbed/Reimbursed by
   Investment Adviser                                           (503,524)               (14,378)
  Fees and Expenses Paid Indirectly                                 (307)                (6,755)
================================================================================================
    NET EXPENSES                                                 867,730             17,092,194
================================================================================================
NET INVESTMENT INCOME (LOSS)                                   1,121,152            (11,838,207)
================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                       (2,983,229)          (344,145,052)
  Futures Contracts                                           (1,792,987)                     0
  Option Contracts                                                     0                244,618
================================================================================================
    Total Net Realized Loss                                   (4,776,216)          (343,900,434)
================================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                                      (33,156,128)          (118,826,648)
  Futures Contracts                                               23,854                      0
================================================================================================
    Total Change in Net Appreciation/Depreciation            (33,132,274)          (118,826,648)
================================================================================================
NET LOSS ON INVESTMENT SECURITIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS                     (37,908,490)          (462,727,082)
================================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS            $      (36,787,338)    $     (474,565,289)
================================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
YEAR ENDED JULY 31, 2002 (NOTE 1)


                                                                          VALUE
                                                                         EQUITY
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                      $      3,096,932
Interest                                                                166,155
  Foreign Taxes Withheld                                                (26,010)
================================================================================
  TOTAL INCOME                                                        3,237,077
================================================================================
EXPENSES
Investment Advisory Fees                                              1,308,023
Distribution Expenses                                                   446,373
Transfer Agent Fees                                                     802,516
Administrative Services Fees                                             88,482
Custodian Fees and Expenses                                              26,750
Directors' Fees and Expenses                                             17,598
Interest Expenses                                                         1,317
Professional Fees and Expenses                                           25,423
Registration Fees and Expenses - Investor Class                          29,840
Reports to Shareholders                                                 125,118
Other Expenses                                                            8,545
================================================================================
  TOTAL EXPENSES                                                      2,879,985
  Fees and Expenses Absorbed/Reimbursed by
    Investment Adviser                                                 (603,576)
  Fees and Expenses Paid Indirectly                                        (395)
================================================================================
    NET EXPENSES                                                      2,276,014
================================================================================
NET INVESTMENT INCOME                                                   961,063
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Loss on Investment Securities                                      (276,900)
Change in Net Appreciation/Depreciation of
  Investment Securities                                             (36,981,073)
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                   (37,257,973)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                     $    (36,296,910)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
DYNAMICS FUND

                                                         YEAR ENDED JULY 31
--------------------------------------------------------------------------------
                                                     2002                  2001
                                                  (Note 1)              (Note 1)

OPERATIONS
Net Investment Loss                       $   (47,390,082)      $   (38,937,198)
Net Realized Loss                          (2,394,287,069)       (1,078,630,430)
Change in Net Appreciation/Depreciation        62,507,291        (2,723,740,486)
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                   (2,379,169,860)       (3,841,308,114)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Institutional Class                             (14,953)              (64,349)
  Investor Class                               (8,421,070)          (26,080,699)
  Class C                                         (80,624)              (58,525)
  Class K                                         (84,604)                    0
================================================================================
TOTAL DISTRIBUTIONS                            (8,601,251)          (26,203,573)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                          35,692,949             1,760,000
  Investor Class                           14,256,183,765         9,422,415,412
  Class A                                       8,734,823                    --
  Class B                                         500,161                    --
  Class C                                   1,220,215,124           276,450,384
  Class K                                      80,446,673                 6,601
Reinvestment of Distributions
  Institutional Class                              14,947                64,342
  Investor Class                                8,219,289            25,775,697
  Class C                                          52,260                55,355
  Class K                                          81,490                     0
================================================================================
                                           15,610,141,481         9,726,527,791
Amounts Paid for Repurchases of Shares
  Institutional Class                          (9,426,772)           (4,252,239)
  Investor Class                          (14,785,336,080)       (6,901,667,149)
  Class A                                      (6,288,847)                   --
  Class B                                          (4,882)                   --
  Class C                                  (1,229,382,393)         (243,371,492)
  Class K                                     (20,987,745)                  (54)
================================================================================
                                          (16,051,426,719)       (7,149,290,934)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               (441,285,238)        2,577,236,857
================================================================================
TOTAL DECREASE IN NET ASSETS               (2,829,056,349)       (1,290,274,830)
NET ASSETS
Beginning of Period                         6,602,982,097         7,893,256,927
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($254,274) and ($212,917),
  respectively)                           $ 3,773,925,748       $ 6,602,982,097
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
GROWTH FUND

                                                          YEAR ENDED JULY 31
--------------------------------------------------------------------------------
                                                     2002                  2001
                                                  (Note 1)              (Note 1)

OPERATIONS
Net Investment Loss                       $   (10,389,125)      $   (17,311,009)
Net Realized Loss                            (937,036,510)         (514,574,564)
Change in Net Appreciation/Depreciation       425,195,008          (949,198,952)
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                     (522,230,627)       (1,481,084,525)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                               (8,433,763)         (286,517,749)
  Class C                                         (67,169)           (1,285,704)
  Class K                                         (37,778)                    0
================================================================================
TOTAL DISTRIBUTIONS                            (8,538,710)         (287,803,453)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                              682,767,593         2,301,288,528
  Class A                                         117,396                    --
  Class B                                          48,462                    --
  Class C                                       6,388,175            23,759,247
  Class K                                       8,562,546                 9,993
Reinvestment of Distributions
  Investor Class                                7,887,172           263,067,424
  Class C                                          63,610             1,216,606
  Class K                                          37,714                     0
================================================================================
                                              705,872,668         2,589,341,798
Amounts Paid for Repurchases of Shares
  Investor Class                             (891,104,786)       (1,563,899,890)
  Class A                                          (2,256)                   --
  Class C                                      (7,911,299)           (8,288,445)
  Class K                                      (4,195,177)                    0
================================================================================
                                             (903,213,518)       (1,572,188,335)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               (197,340,850)        1,017,153,463
================================================================================
TOTAL DECREASE IN NET ASSETS                 (728,110,187)         (751,734,515)
NET ASSETS
Beginning of Period                         1,260,157,943         2,011,892,458
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($101,824) and ($99,757),
  respectively)                           $   532,047,756       $  1,260,157,943
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
GROWTH & INCOME FUND

                                                         YEAR ENDED JULY 31
--------------------------------------------------------------------------------
                                                     2002                  2001
                                                  (Note 1)              (Note 1)
OPERATIONS
Net Investment Loss                       $      (702,505)      $    (1,615,364)
Net Realized Loss                             (50,203,808)          (32,144,000)
Change in Net Appreciation/Depreciation        17,515,562           (54,965,496)
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                      (33,390,751)          (88,724,860)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                                 (870,866)           (8,639,870)
  Class C                                         (20,943)              (96,137)
  Class K                                            (149)                    0
================================================================================
TOTAL DISTRIBUTIONS                              (891,958)           (8,736,007)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                               63,165,278           209,999,965
  Class A                                          54,987                    --
  Class B                                           5,991                    --
  Class C                                       2,714,384             5,515,111
  Class K                                          70,795                11,723
Reinvestment of Distributions
  Investor Class                                  841,595             8,387,847
  Class C                                          20,675                94,796
  Class K                                             148                     0
================================================================================
                                               66,873,853           224,009,442
Amounts Paid for Repurchases of Shares
  Investor Class                              (74,932,736)         (234,625,892)
  Class A                                            (207)                   --
  Class C                                      (2,855,444)           (3,332,109)
  Class K                                          (5,264)                 (546)
================================================================================
                                              (77,793,651)         (237,958,547)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                (10,919,798)          (13,949,105)
================================================================================
TOTAL DECREASE IN NET ASSETS                  (45,202,507)         (111,409,972)
NET ASSETS
Beginning of Period                            90,561,164           201,971,136
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment
  Loss of ($4,727) and ($4,609),
  respectively)                           $    45,358,657       $    90,561,164
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
INVESCO ENDEAVOR FUND


                                                         YEAR ENDED JULY 31
--------------------------------------------------------------------------------
                                                     2002                  2001
                                                  (Note 1)              (Note 1)

OPERATIONS
Net Investment Loss                       $   ( 1,246,451)      $   (3,694,094)
Net Realized Loss                             (89,108,502)        (100,219,094)
Change in Net Appreciation/Depreciation        18,225,710         (121,011,690)
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                      (72,129,243)        (224,924,878)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                                  (13,371)          (7,826,514)
  Class C                                            (196)             (99,462)
================================================================================
TOTAL DISTRIBUTIONS                               (13,567)          (7,925,976)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                              165,169,619          409,849,729
  Class A                                       2,380,021                   --
  Class B                                           1,485                   --
  Class C                                       1,562,719            8,625,942
  Class K                                           2,574                1,000
Reinvestment of Distributions
  Investor Class                                   12,462            7,571,388
  Class C                                             182               97,234
================================================================================
                                              169,129,062          426,145,293
Amounts Paid for Repurchases of Shares
  Investor Class                             (197,497,474)        (416,804,053)
  Class A                                      (2,278,068)                  --
  Class C                                      (1,824,148)          (5,356,195)
  Class K                                             (35)                   0
================================================================================
                                             (201,599,725)        (422,160,248)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                (32,470,663)           3,985,045
================================================================================
TOTAL DECREASE IN NET ASSETS                 (104,613,473)        (228,865,809)
NET ASSETS
Beginning of Period                           164,281,101          393,146,910
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  ($5,285) and ($5,146),
  respectively)                           $    59,667,628       $   164,281,101
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
S&P 500 INDEX FUND


                                                         YEAR ENDED JULY 31
--------------------------------------------------------------------------------
                                                     2002                  2001
OPERATIONS
Net Investment Loss                       $     1,121,152       $       795,628
Net Realized Loss                              (4,776,216)          (10,045,619)
Change in Net Appreciation/Depreciation       (33,132,274)           (8,095,913)
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                      (36,787,338)          (17,345,904)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Institutional Class                              (6,932)              (80,960)
  Investor Class                               (1,112,643)           (2,015,912)
================================================================================
TOTAL DISTRIBUTIONS                            (1,119,575)           (2,096,872)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                              60,055             3,145,596
  Investor Class                              113,976,490           120,500,794
Reinvestment of Distributions
  Institutional Class                               6,932                80,960
  Investor Class                                1,086,073             1,980,650
================================================================================
                                              115,129,550           125,708,000
Amounts Paid for Repurchases of Shares
  Institutional Class                            (153,889)           (4,939,506)
  Investor Class                              (58,005,970)          (79,884,123)
================================================================================
                                              (58,159,859)          (84,823,629)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                 56,969,691            40,884,371
================================================================================
TOTAL INCREASE IN NET ASSETS                   19,062,778            21,441,595
NET ASSETS
Beginning of Period                           116,853,056            95,411,461
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income of
  $8,166 and $6,460, respectively)        $   135,915,834       $   116,853,056
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
SMALL COMPANY GROWTH FUND


                                                        YEAR ENDED JULY 31
--------------------------------------------------------------------------------
                                                     2002                  2001
                                                  (Note 1)

OPERATIONS
Net Investment Loss                       $   (11,838,207)      $   ( 4,083,737)
Net Realized Loss                            (343,900,434)         (318,953,447)
Change in Net Appreciation/Depreciation      (118,826,648)         (142,743,589)
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                     (474,565,289)         (465,780,773)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                                        0           (82,131,248)
  Class C                                               0              (128,945)
================================================================================
Total Distributions                                     0           (82,260,193)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                            1,668,964,619         2,522,761,344
  Class A                                       5,175,121                    --
  Class B                                          83,804                    --
  Class C                                     242,988,367            13,360,651
  Class K                                      97,590,130                    --
Reinvestment of Distributions
  Investor Class                                        0            79,745,135
  Class C                                               0               128,101
================================================================================
                                            2,014,802,041         2,615,995,231
Amounts Paid for Repurchases of Shares
  Investor Class                           (1,817,548,640)       (2,100,702,067)
  Class A                                      (2,036,706)                   --
  Class C                                    (242,505,249)          (12,477,195)
  Class K                                      (4,561,049)                   --
================================================================================
                                           (2,066,651,644)       (2,113,179,262)

NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                (51,849,603)          502,815,969
================================================================================
TOTAL DECREASE IN NET ASSETS                 (526,414,892)          (45,224,997)
NET ASSETS
Beginning of Period                         1,397,146,797         1,442,371,794
================================================================================
End of Period (Including
  Accumulated Undistributed Net
  Investment Loss of ($55,787)
  and ($45,709), respectively)            $   870,731,905       $ 1,397,146,797
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
VALUE EQUITY FUND


                                                         YEAR ENDED JULY 31
--------------------------------------------------------------------------------
                                                     2002                  2001
                                                  (Note 1)

OPERATIONS
Net Investment Loss                       $       961,063       $     1,100,851
Net Realized Gain (Loss)                         (276,900)            7,791,525
Change in Net Appreciation/Depreciation       (36,981,073)           (9,963,843)
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                      (36,296,910)           (1,071,467)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                               (7,145,493)          (43,885,630)
  Class A                                          (1,496)                   --
  Class B                                          (1,972)                   --
  Class C                                         (40,643)             (113,944)
================================================================================
TOTAL DISTRIBUTIONS                            (7,189,604)          (43,999,574)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                              234,949,185           363,067,005
  Class A                                         194,149                    --
  Class B                                         294,702                    --
  Class C                                      15,133,201            15,855,600
Reinvestment of Distributions
  Investor Class                                7,004,884            40,382,445
  Class A                                           1,049                    --
  Class B                                           1,907                    --
  Class C                                          38,509               112,157
================================================================================
                                              257,617,586           419,417,207
Amounts Paid for Repurchases of Shares
  Investor Class                             (272,467,187)         (408,530,793)
  Class A                                          (2,898)                   --
  Class B                                          (5,125)                   --
  Class C                                     (14,183,369)          (14,926,324)
================================================================================
                                             (286,658,579)         (423,457,117)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                (29,040,993)           (4,039,910)
================================================================================
TOTAL DECREASE IN NET ASSETS                  (72,527,507)          (49,110,951)
NET ASSETS
Beginning of Period                           199,928,921           249,039,872
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($16,773) and ($22,717),
  respectively)                           $   127,401,414       $   199,928,921
================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO STOCK FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Stock Funds, Inc. is incorporated in Maryland and presently consists of seven separate Funds:
Dynamics Fund, Growth Fund, Growth & Income Fund, INVESCO Endeavor Fund, S&P 500 Index Fund, Small Company Growth Fund and Value Equity Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek long-term capital growth for Dynamics, Growth, INVESCO Endeavor and Small Company Growth Funds; to seek a high rate of total return from capital appreciation plus income on investments for Growth & Income Fund; to provide both price performance and income comparable to the Standard and Poor's 500 Composite Stock Price Index for the S&P 500 Index Fund; and to achieve a high total return on investments from capital appreciation and current income for Value Equity Fund. INVESCO Stock Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective April 1, 2002, Small Company Growth Fund - Investor Class reopened to investors.

Effective April 1, 2002, Dynamics, Growth, Growth & Income, INVESCO Endeavor, Small Company Growth and Value Equity Funds began offering two additional classes of shares, referred to as Class A and Class B shares. Effective December 17, 2001, Small Company Growth Fund and effective December 1, 2000, Dynamics, Growth, Growth & Income and INVESCO Endeavor Funds began offering an additional class of shares, referred to as Class K shares. Value Equity Fund's Class K shares were effective August 31, 2001. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions. Certain prior year information has been restated to conform to current year presentation.

Effective April 1, 2002, the Investor Class shares are offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities and futures contracts traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Option contracts are valued at the average of the closing bid and ask prices from the exchange with the highest trading volume on that particular day.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. FUTURES CONTRACTS -- The Funds may enter into futures contracts for non-speculative purposes. Upon entering into a contract, the Fund deposits and maintains initial margin deposits as required by the broker upon entering into futures contracts. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold. Securities designated as collateral for market value on futures contracts are noted in the Statement of Investment Securities.

C. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended July 31, 2002, Dynamics and Small Company Growth Funds invested in INVESCO Treasurer's Series Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

F. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions from ordinary income, long-term capital gains and of the ordinary income distributions declared for the year ended July 31, 2002, amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:

                              ORDINARY INCOME    LONG-TERM CAPITAL    QUALIFYING
FUND                            DISTRIBUTIONS   GAIN DISTRIBUTIONS    PERCENTAGE
--------------------------------------------------------------------------------
Dynamics Fund                  $            0     $      8,601,251         0.00%
Growth Fund                                 0            8,538,710         0.00%
Growth & Income Fund                        0              891,958         0.00%
INVESCO Endeavor Fund                       0               13,567         0.00%
S&P 500 Index Fund                  1,119,575                    0       100.00%
Value Equity Fund                     949,901            6,239,703       100.00%

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. The Fund may use a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as a dividends paid deduction from net investment income and realized captial gains. For the fiscal year ended July 31, 2002, Value Equity Fund used this practice and generated a long-term capital gain dividends paid deduction of $6,240,797.

During the current fiscal year, the Fund adopted the revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, which requires disclosure of tax components. The tax components of the Fund at July 31, 2002 include:

                                                                                             NET TAX
                                      COST OF       GROSS TAX         GROSS TAX         APPRECIATION
                              INVESTMENTS FOR      UNREALIZED        UNREALIZED       (DEPRECIATION)
FUND                             TAX PURPOSES    APPRECIATION      DEPRECIATION       ON INVESTMENTS
----------------------------------------------------------------------------------------------------
Dynamics Fund                  $4,519,373,696    $440,886,698      $959,482,693       $(518,595,995)
Growth Fund                       647,961,121      18,238,625       118,001,511         (99,762,886)
Growth & Income Fund               53,548,879       2,455,302        10,932,174          (8,476,872)
INVESCO Endeavor Fund              64,738,284       4,231,292         7,471,576          (3,240,284)
S&P 500 Index Fund                170,786,354       4,574,791        39,768,393         (35,193,602)
Small Company Growth Fund         975,536,335      87,003,694       178,296,625         (91,292,931)
Value Equity Fund                 123,462,052      21,228,420        19,902,548            1,325,872


                                                                    ACCUMULATED    CUMULATIVE EFFECT
                                UNDISTRIBUTED     ACCUMULATED      CAPITAL LOSS             OF OTHER
FUND                          ORDINARY INCOME   CAPITAL GAINS        CARRYOVERS   TIMING DIFFERENCES
----------------------------------------------------------------------------------------------------
Dynamics Fund                  $            0    $          0  $(1,741,337,396)     $(1,833,003,679)
Growth Fund                                 0               0   (1,095,444,617)        (371,988,335)
Growth & Income Fund                        0               0      (40,128,863)         (44,111,936)
INVESCO Endeavor Fund                       0               0     (160,788,898)         (47,472,267)
S&P 500 Index Fund                     12,605               0       (5,495,760)          (4,377,399)
Small Company Growth Fund                   0               0     (415,820,392)        (250,255,719)
Value Equity Fund                      14,054           1,111                0           (1,187,273)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals. The net tax appreciation/depreciation on investments excludes the effect of foreign currency transactions and futures contracts.

Capital loss carryovers expire in the years 2006, 2009 and 2010. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

The cumulative effect of other timing differences includes deferred post-October 31 capital and currency losses, deferred director's fees and foreign currency contracts. Deferred post-October 31 capital and currency losses are: Dynamics Fund $1,832,751,014, Growth Fund $371,886,511, Growth & Income Fund $44,107,209,
INVESCO Endeavor Fund $47,466,982, S&P 500 Index Fund $4,372,960, Small Company Growth Fund $250,199,934 and Value Equity Fund $1,156,446.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States and Federal income tax purposes, permanent and temporary differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Dynamics, Growth, Growth & Income, INVESCO Endeavor and Small Company Growth Funds reclassified $47,352,175, $10,387,058, $702,387, $1,246,312 and $11,828,052 of net investment losses to paid-in capital.

G. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

H. OPTION CONTRACTS -- The Fund may buy or write put and call options, including securities index options, on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Statement of Investment Securities where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the year ended July 31, 2002, was as follows:

                                                                CALL OPTIONS
--------------------------------------------------------------------------------
                                                          NUMBER         AMOUNT
                                                      OF OPTIONS    OF PREMIUMS
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
Options outstanding at July 31, 2001                           0    $         0
Options written                                           (2,422)       271,260
Options closed or expired                                  2,422       (271,260)
Options outstanding at July 31, 2002                           0    $         0

I. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Dynamics and Growth Funds are reduced by credits earned from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                        AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------
                                                     $700        $2        $4         $6
                              $0 TO    $350 TO    MILLION   BILLION   BILLION    BILLION      OVER
                               $350       $700      TO $2     TO $4     TO $6      TO $8        $8
FUND                        MILLION    MILLION    BILLION   BILLION   BILLION    BILLION   BILLION
--------------------------------------------------------------------------------------------------
Dynamics Fund                 0.60%      0.55%     0.50%      0.45%     0.40%     0.375%     0.35%
Growth Fund                   0.60%      0.55%     0.50%      0.45%     0.40%     0.375%     0.35%
Small Company Growth Fund     0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%


                                                        AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------
                                          $500         $1        $2        $4         $6
                              $0 TO    MILLION    BILLION   BILLION   BILLION    BILLION      OVER
                               $500      TO $1      TO $2     TO $4     TO $6      TO $8        $8
FUND                        MILLION    BILLION    BILLION   BILLION   BILLION    BILLION   BILLION
--------------------------------------------------------------------------------------------------
Growth & Income Fund          0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%
INVESCO Endeavor Fund         0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%
Value Equity Fund             0.75%      0.65%     0.50%      0.45%     0.40%     0.375%     0.35%

S&P 500 Index Fund's investment advisory fee is based on the annual rate of 0.25% of average net assets.

A sub-advisory Agreement between IFG and World Asset Management ("World"), unaffiliated with any IFG entity, provides that investment decisions of S&P 500 Index Fund are made by World.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certain promotional and other sales related costs to IDI. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class A, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. For the year/period ended July 31, 2002, amounts paid to the Distributor were as follows:

                                        INVESTOR     CLASS     CLASS        CLASS       CLASS
FUND                                       CLASS         A         B            C           K
---------------------------------------------------------------------------------------------
Dynamics Fund                      $  13,988,320    $  974    $  628   $  297,540   $ 175,421
Growth Fund                            2,266,041        72        57       67,363      11,129
Growth & Income Fund                     181,179        16         2       17,356         100
INVESCO Endeavor Fund                    298,179        75         3       18,498           4
S&P 500 Index Fund                       328,466        --        --           --          --
Small Company Growth Fund              2,929,624       626        67       31,239     200,641
Value Equity Fund                        447,080       101       512       12,790          --

If the Class B Plan is terminated, the Board of Directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the period ended July 31, 2002, for Class B were as follows:

                                                                DISTRIBUTOR'S    DISTRIBUTOR'S
                                                                    AGGREGATE     UNREIMBURSED
                                                                 UNREIMBURSED    EXPENSES AS %
                                              AMOUNT RETAINED        EXPENSES    OF NET ASSETS
FUND                                           BY DISTRIBUTOR      UNDER PLAN         OF CLASS
----------------------------------------------------------------------------------------------
Dynamics Fund - Class B Plan                          $   901      $   16,155            4.15%
Growth Fund - Class B Plan                                 87           1,560            3.97%
Growth & Income Fund - Class B Plan                         4             196            3.25%
INVESCO Endeavor Fund - Class B Plan                        4              16            1.74%
Small Company Growth Fund - Class B Plan                  124           3,188            4.77%
Value Equity Fund - Class B Plan                          627           5,636            2.33%

Distribution Expenses for each class as presented in the Statement of Operations for the year/period ended July 31, 2002 were as follows:

                                        INVESTOR      CLASS     CLASS        CLASS      CLASS
FUND                                       CLASS          A         B            C          K
---------------------------------------------------------------------------------------------
Dynamics Fund                      $  13,462,581   $  1,542    $  927   $  292,177 $  192,792
Growth Fund                            2,121,492         98        87       63,028     12,231
Growth & Income Fund                     172,384         29         4       16,612        117
INVESCO Endeavor Fund                    276,806         96         4       17,034          5
S&P 500 Index Fund                       332,989         --        --           --         --
Small Company Growth Fund              2,826,198      1,452       124       32,263    226,726
Value Equity Fund                        432,460        150       715       13,048         --

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each class as presented in the Statement of Operations for the year/period ended July 31, 2002 were as follows:

                         INSTITUTIONAL     INVESTOR   CLASS     CLASS         CLASS       CLASS
FUND                            CLASS         CLASS       A         B             C           K
-----------------------------------------------------------------------------------------------
Dynamics Fund               $     152 $  21,766,055  $  504    $  199    $  128,811  $  142,789
Growth Fund                        --     4,506,799      32        21        63,544      24,210
Growth & Income Fund               --       676,148      37         6        16,078         520
INVESCO Endeavor Fund              --     1,228,065      15        11        29,877         197
S&P 500 Index Fund             14,415       379,383      --        --            --          --
Small Company Growth Fund          --     4,947,246     203        34        23,314          26
Value Equity Fund                  --       793,314      56        45         9,101          --

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by the Funds. Effective June 1, 2002, IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the year/period ended July 31, 2002, total fees voluntarily absorbed were as follows:

                           INSTITUTIONAL        INVESTOR      CLASS     CLASS        CLASS     CLASS
FUND                               CLASS           CLASS          A         B            C         K
----------------------------------------------------------------------------------------------------
Dynamics Fund                         --    $  1,017,405       $  0      $  0    $  56,491      $  0
Growth Fund                           --               0         97       201            0         0
Growth & Income Fund                  --         625,115        248       243       17,986     7,619
INVESCO Endeavor Fund                 --       1,181,839          0       248       35,071     2,768
S&P 500 Index Fund             $  28,777         474,747         --        --           --        --
Small Company Growth Fund             --               0          0         0       14,378         0
Value Equity Fund                     --         593,826          0         0        9,750        --

As of the year/period ended July 31, 2002, the reimbursement that may potentially be made by the Funds to IFG and that will expire during the year ended July 31, 2005, are as follows:

                           INSTITUTIONAL        INVESTOR      CLASS     CLASS        CLASS     CLASS
FUND                               CLASS           CLASS          A         B            C         K
----------------------------------------------------------------------------------------------------
Dynamics Fund                  $       0    $          0       $  0      $  0    $  28,197  $      0
Growth Fund                           --               0         97       201            0         0
Growth & Income Fund                  --          94,911        246       242        4,335       503
INVESCO Endeavor Fund                 --         221,651          0       245        8,102       308
S&P 500 Index Fund                 4,447          94,254         --        --           --        --
Small Company Growth Fund             --               0          0         0        7,821         0
Value Equity Fund                     --         115,919          0         0        3,099        --

A 1% redemption fee is retained by S&P 500 Index Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by S&P 500 Index Fund. Total redemption fees received by S&P 500 Index Fund - Institutional Class and S&P 500 Index Fund - Investor Class for the year ended July 31, 2002 were $7 and $72,888, respectively.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended July 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                              PURCHASES              SALES
----------------------------------------------------------------------------------------------
Dynamics Fund                                              $  4,236,690,959   $  4,355,583,073
Growth Fund                                                   1,073,150,445      1,340,814,011
Growth & Income Fund                                             56,943,181         69,566,441
INVESCO Endeavor Fund                                           219,235,471        254,018,718
S&P 500 Index Fund                                               58,280,344          3,331,925
Small Company Growth Fund                                     1,097,033,332      1,022,529,641
Value Equity Fund                                                71,127,891        112,589,211

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI.

Each Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses for the year ended July 31, 2002, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                     UNFUNDED
                                                      PENSION         ACCRUED        PENSION
FUND                                                 EXPENSES   PENSION COSTS      LIABILITY
--------------------------------------------------------------------------------------------
Dynamics Fund                                     $    45,099      $        0     $  251,293
Growth Fund                                             5,984               0        101,844
Growth & Income Fund                                      191               0          4,729
INVESCO Endeavor Fund                                     215               0          7,215
S&P 500 Index Fund                                      1,536               0          4,439
Small Company Growth Fund                              11,835               0         59,473
Value Equity Fund                                       1,792               0         30,833

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer or may be affiliated with other INVESCO investment companies during the period, as defined in the Act. A summary of the transactions during the year ended July 31, 2002, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                                 REALIZED
                                       PURCHASES                        SALES                     LOSS ON
                                ------------------------------------------------------          INVESTMENT       VALUE AT
AFFILIATE                       SHARES            COST        SHARES          PROCEEDS          SECURITIES      7/31/2002
-------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                     111,454,257    $111,454,257   245,978,731    $  245,978,731                  --             --
Nationwide Financial
  Services Class A Shrs      1,295,000      53,604,500            --                --                  --  $  39,989,600
Time Warner
  Telecom
  Class A Shrs                 360,600       6,599,422     3,208,400         5,632,984    $  (137,367,703)        277,654
webMethods Inc                      --              --     2,365,300        29,381,898        (91,704,151)      2,880,483

SMALL COMPANY GROWTH FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                       1,401,948       1,401,948    77,135,034        77,135,034                  --             --

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations. Dividend income of $539,150 was received from Nationwide Financial Services Class A Shares during the year ended July 31, 2002. No dividend income was received from any other affiliated companies.

NOTE 5 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S Governement, its agencies or instrumentalities. As of July 31, 2002, Dynamics, INVESCO Endeavor and Small Company Growth Funds have on loan securities valued at $75,317,986, $1,351,636 and $30,530,606 respectively. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. During the year ended July 31, 2002, there were no such securities lending arrangements for Growth & Income, S&P 500 Index and Value Equity Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended July 31, 2002, Dynamics, Growth, Growth & Income, INVESCO Endeavor and Value Equity Funds borrowed cash at a weighted average rate ranging from 1.97% to 2.90% and interest expense amounted to $96,055, $50,694, $569, $3,769 and $1,317, respectively. During that same period, Dynamics and Small Company Growth Funds lent cash at a weighted average rate ranging from 2.25% to 2.71% and interest income amounted to $87,185 and $47,072, respectively. At July 31, 2002, INVESCO Sector Funds, Inc. - Gold & Precious Metals Fund had borrowed from Dynamics Fund at an interest rate of 2.09%. The amount of the lending and the related accrued interest are presented in the Statement of Assets and Liabilities. On August 1, 2002, INVESCO Sector Funds, Inc. - Gold & Precious Metals Fund paid the borrowing back to Dynamics Fund in full including interest. During the year ended July 31, 2002, there were no such borrowings and/or lendings for S&P 500 Index Fund.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the year ended July 31, 2002, Dynamics, Growth, INVESCO Endeavor and Small Company Growth Funds borrowed cash at a weighted average rate ranging from 2.29% to 2.90% and interest expenses amounted to $35,444, $16,051, $360 and $9,761, respectively. During the year ended July 31, 2002, there were no such borrowings for Growth & Income, S&P 500 Index and Value Equity Funds.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC fee. The CDSC fee may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year/period ended July 31, 2002, the Distributor received the following CDSC fees from Class A, Class B and Class C shareholders:

FUND                                                  CLASS A       CLASS B        CLASS C
------------------------------------------------------------------------------------------
Dynamics Fund                                     $         0    $        0     $   23,608
Growth Fund                                                 0             0         10,422
Growth & Income Fund                                        0             0          1,330
INVESCO Endeavor Fund                                       0             0            992
Small Company Growth Fund                                   0             0          2,593
Value Equity Fund                                           0           275            118

NOTE 9 -- SHARE INFORMATION. Changes in fund share transactions during the year/period ended July 31, 2002 and the year/period ended July 31, 2001 were as follows:

                                             DYNAMICS FUND                        GROWTH FUND                GROWTH & INCOME FUND
                                          YEAR ENDED JULY 31                   YEAR ENDED JULY 31             YEAR ENDED JULY 31
-----------------------------------------------------------------------------------------------------------------------------------
                                       2002                2001           2002                2001         2002                2001
                                    (Note 1)            (Note 1)       (Note 1)            (Note 1)     (Note 1)            (Note 1)
Shares Sold
   Institutional Class            2,322,618              82,177             --                  --           --                  --
   Investor Class             1,007,004,431         416,846,638    293,499,721         442,034,146    7,473,503          12,617,049
   Class A                          683,355                  --         54,166                  --        7,334                  --
   Class B                           36,556                  --         24,060                  --          974                  --
   Class C                       86,880,326          14,338,227      2,750,903           4,136,420      331,799             360,371
   Class K                        5,654,823                367       3,909,174               2,613        9,074               1,049
Shares Issued from
  Reinvestment of Distributions
     Institutional Class                966              2,857              --                  --           --                  --
     Investor Class                 533,720          1,145,587       2,965,102          48,626,141       94,244             551,107
     Class C                          3,443              2,476          24,279             226,135        2,346               6,270
     Class K                          5,305                  0          15,456                   0           17                   0
====================================================================================================================================
                              1,103,125,543        432,418,329     303,242,861         495,025,455    7,919,291          13,535,846
Shares Repurchased
   Institutional Class             (686,853)          (237,321)             --                  --           --                  --
   Investor Class            (1,047,072,631)      (319,494,009)   (382,291,940)       (322,134,707)  (9,141,292)        (15,108,421)
   Class A                         (498,065)                --          (1,327)                 --          (30)                 --
   Class B                             (417)                --               0                  --            0                  --
   Class C                      (87,310,751)       (12,817,189)     (3,466,283)         (1,756,203)    (344,432)           (228,000)
   Class K                       (1,503,717)                (2)     (2,000,943)                  0         (670)                (53)
====================================================================================================================================
                             (1,137,072,434)      (332,548,521)   (387,760,493)       (323,890,910)  (9,486,424)        (15,336,474)
NET INCREASE
  (DECREASE) IN
  FUND SHARES                   (33,946,891)        99,869,808     (84,517,632)        171,134,545   (1,567,133)         (1,800,628)
====================================================================================================================================


                                       INVESCO ENDEAVOR FUND                   S&P 500 INDEX FUND          SMALL COMPANY GROWTH FUND
                                          YEAR ENDED JULY 31                   YEAR ENDED JULY 31              YEAR ENDED JULY 31
------------------------------------------------------------------------------------------------------------------------------------
                                       2002                2001           2002                2001         2002                2001
                                    (Note 1)            (Note 1)       (Note 1)            (Note 1)     (Note 1)            (Note 1)
Shares Sold
   Institutional Class                   --                  --          5,390             218,663            --                 --
   Investor Class                20,724,503          21,558,377     10,083,637           8,632,391   152,230,876        168,166,641
   Class A                          307,620                  --             --                  --       529,205                 --
   Class B                              174                  --             --                  --         7,959                 --
   Class C                          182,242             498,307             --                  --    23,365,133            871,949
   Class K                              366                  58             --                  --     8,324,153                 --
Shares Issued from
  Reinvestment of Distributions
     Institutional Class                 --                  --            667               5,864            --                 --
     Investor Class                   1,309             437,400        100,207             142,892             0          5,615,855
     Class C                             19               5,650             --                  --             0              9,117
====================================================================================================================================
                                 21,216,233          22,499,792     10,189,901           8,999,810   184,457,326        174,663,562
Shares Repurchased
   Institutional Class                   --                  --        (13,188)           (355,171)           --                 --
   Investor Class               (24,771,482)        (22,910,337)    (5,139,915)         (5,719,548) (166,398,528)      (142,299,748)
   Class A                         (307,507)                 --             --                  --      (219,415)                --
   Class C                         (218,017)           (376,737)            --                  --   (23,392,895)          (823,823)
   Class K                               (4)                  0             --                  --      (436,821)                --
====================================================================================================================================
                                (25,297,010)        (23,287,074)    (5,153,103)         (6,074,719) (190,447,659)      (143,123,571)
NET INCREASE
  (DECREASE) IN
  FUND SHARES                    (4,080,777)           (787,282)     5,036,798           2,925,091    (5,990,333)        31,539,991
====================================================================================================================================

                                             VALUE EQUITY FUND
                                            YEAR ENDED JULY 31
-----------------------------------------------------------------
                                        2002                2001
                                     (Note 1)
Shares Sold
   Investor Class                 12,155,609          15,919,746
   Class A                            10,203                  --
   Class B                            15,111                  --
   Class C                           798,955             720,579
Shares Issued from
  Reinvestment of Distributions
      Investor Class                 366,423           1,939,285
      Class A                             62                  --
      Class B                            111                  --
      Class C                          2,040               5,427
=================================================================
                                  13,348,514          18,585,037
Shares Repurchased
   Investor Class                (14,187,444)        (18,370,431)
   Class A                              (146)                 --
   Class B                              (284)                 --
   Class C                          (744,206)           (680,687)
=================================================================
                                 (14,932,080)        (19,051,118)
NET DECREASE IN
  FUND SHARES                     (1,583,566)           (466,081)
=================================================================

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Stock Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Dynamics Fund, INVESCO Growth Fund, INVESCO Growth & Income Fund, INVESCO Endeavor Fund, INVESCO S&P 500 Index Fund, INVESCO Small Company Growth Fund and INVESCO Value Equity Fund (constituting INVESCO Stock Funds, Inc., hereafter referred to as the "Fund") at July 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
September 3, 2002

FINANCIAL HIGHLIGHTS

DYNAMICS FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                         PERIOD
                                                                          ENDED
                                                YEAR ENDED JULY 31      JULY 31
--------------------------------------------------------------------------------
                                                2002          2001       2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period      $  17.28      $  27.87   $  24.29
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                            (0.08)        (0.07)     (0.02)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)               (6.30)       (10.44)      3.60
================================================================================
TOTAL FROM INVESTMENT OPERATIONS               (6.38)       (10.51)      3.58
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                0.02          0.08       0.00
================================================================================
Net Asset Value -- End of Period            $  10.88      $  17.28   $   27.87
================================================================================

TOTAL RETURN                                 (36.95%)      (37.78%)    14.74%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)  $ 25,133      $ 11,622    $ 22,989
Ratio of Expenses to Average Net Assets(d)     0.84%         0.77%      0.77%(e)
Ratio of Net Investment Loss to Average
  Net Assets                                  (0.53%)       (0.26%)   (0.22%)(e)
Portfolio Turnover Rate                          81%           55%        75%(f)

(a)  From May 23, 2000,  since  inception of  Institutional  Class,  to July 31,
     2000.

(b) The per share information was computed based on average shares for the year ended July 31, 2002, 2001 and the period ended July 31, 2000.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(e)  Annualized

(f) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

DYNAMICS FUND -- INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                    PERIOD
                                                                                     ENDED
                                                     YEAR ENDED JULY 31            JULY 31       YEAR ENDED APRIL 30
-----------------------------------------------------------------------------------------------------------------------
                                              2002         2001         2000       1999(a)        1999           1998

PER SHARE DATA
Net Asset Value--Beginning  of Period    $    17.23   $    27.86   $    19.39   $    18.15   $    16.41     $    12.02
=======================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                        (0.00)       (0.12)       (0.00)       (0.00)       (0.00)         (0.05)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (6.40)      (10.43)        9.51         1.24         3.04           6.39
=======================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (6.40)      (10.55)        9.51         1.24         3.04           6.34
=======================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.02         0.08         1.04         0.00         1.30           1.95
=======================================================================================================================
Net Asset Value -- End of Period         $    10.81   $    17.23   $    27.86   $    19.39   $    18.15     $    16.41
=======================================================================================================================

TOTAL RETURN                                (37.17%)     (37.94%)      50.34%        6.83%(d)    20.83%          56.42%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                         $ 3,688,213    $ 6,562,467   $ 7,865,489   $ 2,471,482 $ 2,044,321 $ 1,340,299
Ratio of Expenses to Average Net
  Assets(e)(f)                                 1.21%          1.00%         0.89%      1.03%(g)       1.05%       1.08%
Ratio of Net Investment Loss to
  Average Net Assets(f)                       (0.86%)        (0.49%)       (0.34%)    (0.32%)(g)     (0.41%)     (0.43%)
Portfolio Turnover Rate                          81%            55%           75%         23%(d)       129%        178%

(a)  From May 1, 1999 to July 31, 1999.

(b) The per share information was computed based on average shares for the year ended July 31, 2001.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended July 31, 2002 and 2000, the period ended July 31, 1999 and the year ended April 30, 1999.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.23% and ratio of net investment loss to average net assets would have been (0.88%).

(g)  Annualized

FINANCIAL HIGHLIGHTS

DYNAMICS FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              CLASS A                CLASS B

                                              PERIOD                  PERIOD
                                               ENDED                   ENDED
                                             JULY 31                 JULY 31
--------------------------------------------------------------------------------
                                                2002(a)                 2002(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period      $  15.30                $  15.30
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                            (0.03)                  (0.06)
Net Losses on Securities
  (Both Realized and Unrealized)               (4.45)                  (4.46)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS               (4.48)                  (4.52)
================================================================================
Net Asset Value -- End of Period            $  10.82                $  10.78
================================================================================

TOTAL RETURN(c)                              (29.22%)(d)             (29.54%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)  $  2,006                $    390
Ratio of Expenses to Average Net Assets(e)     1.11%(f)                2.09%(f)
Ratio of Net Investment Loss to Average
  Net Assets                                 (0.76%)(f)              (1.71%)(f)
Portfolio Turnover Rate                         81%(g)                  81%(g)

(a)  From April 1, 2002, since inception of Class, to July 31, 2002.

(b) The per share information for each class was computed based on average shares.

(c) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

DYNAMICS FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                       PERIOD
                                                                        ENDED
                                               YEAR ENDED JULY 31     JULY 31
--------------------------------------------------------------------------------
                                               2002          2001        2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period     $  17.04      $  27.78    $  28.25
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                        (0.25)        (0.06)      (0.00)
Net Losses on Securities
  (Both Realized and Unrealized)              (6.17)       (10.60)      (0.47)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (6.42)       (10.66)      (0.47)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.02          0.08        0.00
================================================================================
Net Asset Value -- End of Period           $  10.60      $  17.04    $  27.78
================================================================================

TOTAL RETURN(d)                             (37.76%)      (38.45%)    (1.66%)(e)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                           $ 13,440      $ 28,887     $ 4,779
Ratio of Expenses to Average Net
  Assets(f)(g)                                1.96%         1.86%       1.71%(h)
Ratio of Net Investment Loss to Average
  Net Assets(g)                              (1.59%)       (1.34%)    (1.20)%(h)
Portfolio Turnover Rate                         81%           55%         75%(i)

(a)  From February 15, 2000, since inception of Class, to July 31, 2000.

(b) The per share information was computed based on average shares for the period ended July 31, 2000.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended July 31, 2000.

(d)  The applicable CDSC fees are not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(g) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.16% and ratio of net investment loss to average net assets would have been (1.79%).

(h)  Annualized

(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

DYNAMICS FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                  YEAR                   PERIOD
                                                 ENDED                    ENDED
                                               JULY 31                  JULY 31
--------------------------------------------------------------------------------
                                                  2002                   2001(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period        $  17.19               $  22.50
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                              (0.15)                 (0.03)
Net Losses on Securities
  (Both Realized and Unrealized)                 (6.26)                 (5.28)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (6.41)                 (5.31)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.02                   0.00
================================================================================
Net Asset Value -- End of Period              $  10.76               $  17.19
================================================================================

TOTAL RETURN                                   (37.32%)              (23.60%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $ 44,745               $     6
Ratio of Expenses to Average Net
  Assets(d)(e)                                   1.36%                  1.48%(f)
Ratio of Net Investment Loss to Average
  Net Assets(e)                                 (1.05%)               (1.03%)(f)
Portfolio Turnover Rate                            81%                   55%(g)

(a)  From December 1, 2000, since inception of Class, to July 31, 2001.

(b) The per share information was computed based on average shares for the year ended July 31, 2002.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the period ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.06% (annualized), and ratio of net investment loss to average net assets would have been (2.61%) (annualized).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2001.

FINANCIAL HIGHLIGHTS

GROWTH FUND -- INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      PERIOD
                                                                                       ENDED
                                                       YEAR ENDED JULY 31            JULY 31       YEAR ENDED APRIL 30
-----------------------------------------------------------------------------------------------------------------------
                                              2002         2001         2000       1999(a)        1998           1997

PER SHARE DATA
Net Asset Value--Beginning  of Period    $     3.08   $     8.47   $     6.75   $     5.15   $     6.06     $     5.44
=======================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)               (0.03)       (0.05)       (0.00)       (0.00)        0.02           0.01
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (1.39)       (4.27)        2.48         2.11         0.69           1.39
=======================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (1.42)       (4.32)        2.48         2.11         0.71           1.40
=======================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.02         1.07         0.76         0.51         1.62           0.78
=======================================================================================================================
Net Asset Value -- End of Period         $     1.64   $     3.08   $     8.47   $     6.75   $     5.15      $    6.06
=======================================================================================================================

TOTAL RETURN                                (46.28%)     (56.43%)      38.42%       42.06%(d)     13.42%        28.14%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                         $ 525,365    $ 1,251,042   $ 2,008,680 $ 1,232,908  $  747,739       $ 709,220
Ratio of Expenses to Average Net
  Assets(e)                                  1.55%          1.16%         1.02%     1.03%(f)      1.04%           1.07%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                     (1.20%)        (0.96%)       (0.63%)   (0.08%)(f)     0.37%           0.22%
Portfolio Turnover Rate                       129%           129%          168%       134%(d)      153%            286%

(a)  From September 1, 1998 to July 31, 1999.

(b) The per share information was computed based on average shares for the years ended July 31, 2002 and 2001.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 2000 and the period ended July 31, 1999.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(f)  Annualized

FINANCIAL HIGHLIGHTS

GROWTH FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                              CLASS A                CLASS B

                                              PERIOD                  PERIOD
                                               ENDED                   ENDED
                                             JULY 31                 JULY 31
--------------------------------------------------------------------------------
                                                2002(a)                 2002(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period      $   2.34                $   2.34
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                            (0.01)                  (0.01)
Net Losses on Securities
  (Both Realized and Unrealized)               (0.69)                  (0.70)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS               (0.70)                  (0.71)
================================================================================
Net Asset Value -- End of Period            $   1.64                $   1.63
================================================================================

TOTAL RETURN(c)                              (29.91%)(d)             (30.34%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)  $     87                $     39
Ratio of Expenses to Average Net
  Assets(e)(f)                                  1.65%(g)               2.30%(g)
Ratio of Net Investment Loss to Average
  Net Assets(f)                                (0.89%)(g)             (1.59%)(g)
Portfolio Turnover Rate                          129%(h)                129%(h)

(a)  From April 1, 2002, since inception of Class, to July 31, 2002.

(b) The per share information for each class was computed based on average shares.

(c) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of each Class were voluntarily absorbed by IFG for the period ended July 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.99% (annualized) for Class A and 4.56% (annualized) for Class B and ratio of net investment loss to average net assets would have been (1.23%)
     (annualized)  for  Class  A and  (3.85%)  (annualized)  for  Class  B.

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       PERIOD
                                                                        ENDED
                                               YEAR ENDED JULY 31     JULY 31
--------------------------------------------------------------------------------
                                               2002          2001        2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period     $   3.05      $   8.44    $   8.26
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                           (0.05)        (0.03)      (0.05)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (1.38)        (4.29)       0.23
================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (1.43)        (4.32)       0.18
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.02          1.07        0.00
================================================================================
Net Asset Value -- End of Period           $   1.60      $   3.05    $   8.44
================================================================================

TOTAL RETURN(c)                             (47.07%)      (56.67%)      2.18%(d)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                           $ 3,669       $ 9,108     $ 3,213
Ratio of Expenses to Average Net Assets(e)   3.03%         2.04%       1.76%(f)
Ratio of Net Investment Loss to Average
  Net Assets                                (2.69%)       (1.82%)    (1.54%)(f)
Portfolio Turnover Rate                       129%          129%       168%(g)

(a)  From February 15, 2000, since inception of Class C, to July 31, 2000.

(b) The per share information was computed based on average shares for the period ended July 31, 2000.

(c)  The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

GROWTH FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                  YEAR                   PERIOD
                                                 ENDED                    ENDED
                                               JULY 31                  JULY 31
--------------------------------------------------------------------------------
                                                  2002                   2001(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period        $   3.03               $   5.41
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                              (0.02)                 (0.02)
Net Losses on Securities (Both Realized
  and Unrealized)                                (1.49)                 (2.36)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (1.51)                 (2.38)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.02                   0.00
================================================================================
Net Asset Value -- End of Period              $   1.50               $   3.03
================================================================================

TOTAL RETURN                                   (50.02%)              (43.99%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $  2,888               $     8
Ratio of Expenses to Average Net Assets(d)       2.32%                 2.96%(e)
Ratio of Net Investment Loss to Average
  Net Assets                                    (1.91%)               (2.72%)(e)
Portfolio Turnover Rate                           129%                  129%(f)

(a)  From December 1, 2000, since inception of Class, to July 31, 2001.

(b) The per share information was computed based on average shares for the period ended July 31, 2001.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees) .

(e)  Annualized

(f) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2001.

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                         PERIOD       PERIOD
                                                                                          ENDED        ENDED
                                                       YEAR ENDED JULY 31               JULY 31     APRIL 30
-------------------------------------------------------------------------------------------------------------
                                               2002         2001         2000           1999(a)       1999(b)
PER SHARE DATA
Net Asset Value -- Beginning of Period    $   10.21    $   18.93     $  15.37      $   14.54      $  10.00
=============================================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss(d)                        (0.08)       (0.00)       (0.00)         (0.00)        (0.00)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (3.81)       (7.93)        4.60           0.83          5.22
=============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (3.89)       (7.93)        4.60           0.83          5.22
=============================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.10         0.79         1.04           0.00          0.68
=============================================================================================================
Net Asset Value -- End of Period          $    6.22    $   10.21     $  18.93      $   15.37      $  14.54
=============================================================================================================

TOTAL RETURN                                (38.37%)     (43.25%)      30.79%          5.71%(e)      53.07%(e)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                          $  44,018    $  88,409     $  200,584    $  61,316      $  53,994
Ratio of Expenses to Average Net
  Assets(f)(g)                                1.50%        1.51%          1.46%        1.52%(h)       1.52%(h)
Ratio of Net Investment Loss to Average
  Net Assets(g)                              (0.98%)      (0.99%)        (0.85%)     (0.45%)(h)      (0.25%)(h)
Portfolio Turnover Rate                         82%         218%           177%         46%(e)         121%(e)

(a)  From May 1, 1999 to July 31, 1999.

(b)  From July 1, 1998,  commencement  of  investment  operations,  to April 30,
     1999.

(c) The per share information was computed based on average shares for the year ended July 31, 2002.

(d) Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended July 31, 2001 and 2000 and the periods ended July 31, 1999 and April 30, 1999.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(g) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2002, 2001 and 2000 and the periods ended July 31, 1999 and April 30, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.40%, 1.69%, 1.46%, 1.75% (annualized), 1.71% (annualized), respectively, and ratio of net investment loss to average net assets would have been (1.88%), (1.17%), (0.85%), (0.68%) (annualized) and (0.44%) (annualized), respectively.

(h)  Annualized

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                              CLASS A                CLASS B

                                              PERIOD                  PERIOD
                                               ENDED                   ENDED
                                             JULY 31                 JULY 31
--------------------------------------------------------------------------------
                                                2002(a)                 2002(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period      $   8.54                $   8.54
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                            (0.02)                  (0.02)
Net Losses on Securities (Both Realized
  and Unrealized)                              (2.30)                  (2.33)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS               (2.32)                  (2.35)
================================================================================
Net Asset Value -- End of Period            $   6.22                $   6.19
================================================================================

TOTAL RETURN(c)                              (27.17%)(d)             (27.40%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)  $     45                $      6
Ratio of Expenses to Average Net
  Assets(e)(f)                                 1.60%(g)                2.30%(g)
Ratio of Net Investment Loss to Average
  Net Assets(f)                               (1.04%)(g)              (1.80%)(g)
Portfolio Turnover Rate                          82%(h)                  82%(h)

(a)  From April 1, 2002, since inception of Class, to July 31, 2002.

(b) The per share information for each class was computed based on average shares.

(c) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of each Class were voluntarily absorbed by IFG for the period ended July 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 4.55% (annualized) for Class A and 62.08% (annualized) for Class B, and ratio of net investment loss to average net assets would have been (3.99%) (annualized) for Class A and (61.58%) (annualized) for Class B.

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       PERIOD
                                                                        ENDED
                                               YEAR ENDED JULY 31     JULY 31
--------------------------------------------------------------------------------
                                               2002          2001        2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period     $  10.09      $  18.87    $  18.19
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                           (0.05)        (0.03)      (0.13)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                    (3.84)        (7.96)       0.81
================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (3.89)        (7.99)       0.68
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.10          0.79        0.00
================================================================================
Net Asset Value -- End of Period           $   6.10      $  10.09    $  18.87
================================================================================

TOTAL RETURN(c)                             (38.83%)      (43.72%)      3.74%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted) $  1,231      $  2,142    $  1,388
Ratio of Expenses to Average Net
  Assets(e)(f)                                2.25%         2.27%       2.00%(g)
Ratio of Net Investment Loss to Average
  Net Assets(f)                              (1.72%)       (1.78%)    (1.63%)(g)
Portfolio Turnover Rate                         82%          218%       177%(h)

(a)  From February 15, 2000, since inception of Class, to July 31, 2000.

(b) The per share information was computed based on average shares for the period ended July 31, 2000.

(c)  The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2002 and 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.33% and 2.32%, respectively, and ratio of net investment loss to average net assets would have been (2.80%) and (1.83%), respectively.

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  YEAR                   PERIOD
                                                 ENDED                    ENDED
                                               JULY 31                  JULY 31
--------------------------------------------------------------------------------
                                                  2002                   2001(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period        $  10.21               $  15.22
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                              (0.08)                 (0.02)
Net Losses on Securities (Both Realized
  and Unrealized)                                (3.83)                 (4.99)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (3.91)                 (5.01)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.10                   0.00
================================================================================
Net Asset Value -- End of Period              $   6.20               $  10.21
================================================================================

TOTAL RETURN                                   (38.57%)              (32.92%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $    58                $    10
Ratio of Expenses to Average Net Assets(d)(e)   1.70%                  1.81%(f)
Ratio of Net Investment Loss to Average
  Net Assets(e)                                (1.18%)                (1.31%)(f)
Portfolio Turnover Rate                           82%                    218%(g)

(a)  From December 1, 2000, since inception of Class, to July 31, 2001.

(b) The per share information was computed based on average shares for the period ended July 31, 2001.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2002 and the period ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 30.95% and 2.68% (annualized), respectively, and ratio of net investment loss to average net assets would have been (30.43%) and (2.18%) (annualized), respectively.

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2001.

FINANCIAL HIGHLIGHTS

INVESCO ENDEAVOR FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                         PERIOD       PERIOD
                                                                                          ENDED        ENDED
                                                       YEAR ENDED JULY 31               JULY 31     APRIL 30
-------------------------------------------------------------------------------------------------------------
                                               2002         2001         2000           1999(a)       1999(b)
PER SHARE DATA
Net Asset Value -- Beginning of Period    $   10.68    $   24.32     $  16.61      $   16.32      $  10.00
=============================================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss(d)                        (0.09)       (0.23)       (0.00)         (0.03)        (0.03)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (5.31)      (12.93)        9.04           0.32          6.35
=============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (5.40)      (13.16)        9.04           0.29          6.32
=============================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS(e)            0.00         0.48         1.33           0.00          0.00
=============================================================================================================
Net Asset Value -- End of Period          $    5.28    $   10.68     $  24.32      $   16.61      $  16.32
=============================================================================================================

TOTAL RETURN                                (50.56%)     (54.86%)      55.84%          1.78%(f)     63.20%(f)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                          $ 58,652     $ 161,842     $ 390,638     $ 109,532      $ 72,592
Ratio of Expenses to Average Net
  Assets(g)(h)                               1.50%         1.51%         1.41%         1.49%(i)      1.43%(i)
Ratio of Net Investment Loss to
  Average Net Assets(h)                     (1.10%)       (1.24%)       (0.93%)       (0.83%)(i)    (0.55%)(i)
Portfolio Turnover Rate                       201%          195%           81%           47%(f)       107%(f)

(a)  From May 1, 1999 to July 31, 1999.

(b) From October 28, 1998, commencement of investment operations, to April 30, 1999.

(c) The per share information was computed based on average shares for the years ended July 31, 2002 and 2001 and the period ended April 30, 1999.

(d) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 2000.

(e) Dividends and Distributions aggregated less than $0.01 on a per share basis for the year ended July 31, 2002.

(f) Based on operations for the period shown and, accordingly, is not representative of a full year.

(g) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(h) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2002 and 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.56% and 1.73%, respectively, and ratio of net investment loss to average net assets would have been (2.16%) and (1.46%), respectively.

(i)  Annualized

FINANCIAL HIGHLIGHTS

INVESCO ENDEAVOR FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                              CLASS A                CLASS B

                                              PERIOD                  PERIOD
                                               ENDED                   ENDED
                                             JULY 31                 JULY 31
--------------------------------------------------------------------------------
                                                2002(a)                 2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period      $   8.75                $   8.75
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                            (0.03)                  (0.05)
Net Losses on Securities (Both Realized
  and Unrealized)                              (3.07)                  (3.43)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS               (3.10)                  (3.48)
================================================================================
Net Asset Value -- End of Period            $   5.65                $   5.27
================================================================================

TOTAL RETURN(c)                              (35.09%)(d)             (39.77%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)  $      1                $      1
Ratio of Expenses to Average Net
  Assets(e)(f)                                 1.43%(g)                2.50%(g)
Ratio of Net Investment Loss to Average
  Net Assets(f)                               (1.34%)(g)              (2.16%)(g)
Portfolio Turnover Rate                         201%(h)                 201%(h)

(a)  From April 1, 2002, since inception of Class, to July 31, 2002.

(b) The per share information for each class was computed based on average shares.

(c) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of Class B were voluntarily absorbed by IFG for the period ended July 31, 2002. If such expenses had not been voluntarily absorbed for Class B, ratio of expenses to average net assets would have been 69.33% (annualized) and ratio of net investment loss to average net assets would have been (68.99%)(annualized).

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

INVESCO ENDEAVOR FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                       PERIOD
                                                                        ENDED
                                               YEAR ENDED JULY 31     JULY 31
--------------------------------------------------------------------------------
                                               2002          2001        2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period     $  10.57      $  24.27    $  25.74
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                           (0.06)        (0.12)      (0.16)
Net Losses on Securities
  (Both Realized and Unrealized)              (5.32)       (13.10)      (1.31)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (5.38)       (13.22)      (1.47)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS(c)            0.00          0.48        0.00
================================================================================
Net Asset Value -- End of Period           $   5.19      $  10.57    $  24.27
================================================================================

TOTAL RETURN(d)                             (50.89%)      (55.22%)    (5.71%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted) $  1,011      $  2,438    $ 2,509
Ratio of Expenses to Average Net
  Assets(f)(g)                                2.25%         2.26%      2.05%(h)
Ratio of Net Investment Loss to Average
  Net Assets(g)                              (1.85%)       (1.97%)    (1.58%)(h)
Portfolio Turnover Rate                        201%          195%        81%(i)

(a)  From February 15, 2000, since inception of Class, to July 31, 2000.

(b) The per share information was computed based on average shares for the period ended July 31, 2000.

(c) Dividends and Distributions aggregated less than $0.01 on a per share basis for the year ended July 31, 2002.

(d)  The applicable CDSC fees are not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(g) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2002 and 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 4.31% and 2.48%, respectively, and ratio of net investment loss to average net assets would have been (3.91%) and (2.19%), respectively.

(h)  Annualized

(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

INVESCO ENDEAVOR FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  YEAR                   PERIOD
                                                 ENDED                    ENDED
                                               JULY 31                  JULY 31
--------------------------------------------------------------------------------
                                                  2002                   2001(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period        $  10.67               $  17.31
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                              (0.03)                 (0.13)
Net Losses on Securities
  (Both Realized and Unrealized)                 (5.37)                 (6.51)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (5.40)                 (6.64)
================================================================================
Net Asset Value -- End of Period              $   5.27               $  10.67
================================================================================

TOTAL RETURN                                   (50.61%)              (38.36%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $      2               $     1
Ratio of Expenses to Average Net Assets(d)(e)    1.70%                 1.74%(f)
Ratio of Net Investment Loss to Average
  Net Assets(e)                                 (1.33%)               (1.44%)(f)
Portfolio Turnover Rate                           201%                  195%(g)

(a)  From December 1, 2000, since inception of Class, to July 31, 2001.

(b) The per share information was computed based on average shares for the period ended July 31, 2001.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2002 and the period ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 285.50% and 4.23% (annualized), respectively, and ratio of net investment loss to average net assets would have been (285.13%) and (3.93%) (annualized), respectively.

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2001.

FINANCIAL HIGHLIGHTS

S&P 500 INDEX FUND -- INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                                      PERIOD
                                                                                                       ENDED
                                                              YEAR ENDED JULY 31                     JULY 31
-------------------------------------------------------------------------------------------------------------
                                               2002         2001         2000           1999          1998(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period    $   12.45    $   15.07     $  14.21      $   12.01      $  10.00
=============================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income                          0.08         0.19         0.15           0.18          0.11
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (3.11)       (2.44)        1.05           2.26          1.98
=============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (3.03)       (2.25)        1.20           2.44          2.09
=============================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.19         0.37         0.34           0.24          0.08
=============================================================================================================
Net Asset Value -- End of Period          $    9.23    $   12.45     $  15.07      $   14.21      $  12.01
=============================================================================================================

TOTAL RETURN                                (24.50%)     (15.09%)       8.47%         20.40%        20.93%(c)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                          $     338    $     544     $  2,627      $   4,420      $  3,259
Ratio of Expenses to Average Net
  Assets(d)(e)                                0.35%        0.35%        0.36%          0.35%         0.46%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                               1.15%        1.03%        1.00%          1.36%         1.96%(f)
Portfolio Turnover Rate                          3%          43%          13%             2%         0%(c)(g)

(a) From December 23, 1997, commencement of investment operations, to July 31, 1998.

(b) The per share information was computed based on average shares for the year ended July 31, 2001.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2002, 2001, 2000 and 1999 and the period ended July 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 7.36%, 1.84%, 1.00%, 1.17% and 2.51% (annualized), respectively, and ratio of net investment income
     (loss) to average net assets would have been (5.86%), (0.46%), 0.36%, 0.54% and (0.09%) (annualized), respectively.

(f)  Annualized

(g) Portfolio Turnover calculated to less than 0.10% for the period ended July 31, 1998.

FINANCIAL HIGHLIGHTS

S&P 500 INDEX FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                                      PERIOD
                                                                                                       ENDED
                                                              YEAR ENDED JULY 31                     JULY 31
-------------------------------------------------------------------------------------------------------------
                                               2002         2001         2000           1999          1998(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period    $   12.78    $   15.36     $  14.39      $   12.14      $  10.00
=============================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.09         0.10         0.11           0.14          0.07
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (3.19)       (2.39)        1.09           2.29          2.14
=============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (3.10)       (2.29)        1.20           2.43          2.21
=============================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.09         0.29         0.23           0.18          0.07
=============================================================================================================
Net Asset Value -- End of Period          $    9.59    $   12.78     $  15.36      $   14.39      $  12.14
=============================================================================================================

TOTAL RETURN                                (24.33%)     (15.07%)       8.34%         20.09%        22.11%(b)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                          $ 135,578    $ 116,309     $ 92,784      $ 64,613       $ 15,065
Ratio of Expenses to Average Net
  Assets(c)(d)                                0.65%        0.63%        0.63%         0.60%          0.62%(e)
Ratio of Net Investment Income to
  Average Net Assets(d)                       0.84%        0.75%        0.74%         1.06%          1.52%(e)
Portfolio Turnover Rate                          3%          43%          13%            2%          0%(b)(f)

(a)  From December 23, 1997, commencement of investment operations,  to July 31,
     1998.

(b) Based on operations for the period shown and, accordingly, is not representative of a full year.

(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(d) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2002, 2001, 2000 and 1999 and the period ended July
     31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.01%, 0.99%, 0.95%, 0.99% and 1.71% (annualized), respectively, and ratio of net investment income to average net assets would have been 0.48%, 0.39%, 0.43%, 0.67% and 0.43%
     (annualized), respectively.

(e)  Annualized

(f)  Portfolio Turnover  calculated to less than 0.10% for the period ended July
     31, 1998.

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                         PERIOD
                                                                                          ENDED
                                                       YEAR ENDED JULY 31               JULY 31       YEAR ENDED MAY 31
------------------------------------------------------------------------------------------------------------------------
                                               2002         2001         2000           1999(a)       1999          1998
PER SHARE DATA
Net Asset Value -- Beginning of Period    $   12.76    $   18.50     $  13.61      $   12.08      $  11.90     $  12.82
========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                        (0.01)       (0.04)       (0.00)         (0.00)        (0.00)       (0.06)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (4.34)       (4.77)        6.88           1.53          1.35         2.56
========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (4.35)       (4.81)        6.88           1.53          1.35         2.50
========================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.00         0.93         1.99           0.00          1.17         3.42
========================================================================================================================
Net Asset Value -- End of Period          $    8.41    $   12.76     $  18.50      $   13.61      $  12.08     $  11.90
========================================================================================================================

TOTAL RETURN                                (34.09%)     (26.53%)      53.55%         12.67%(d)      12.91%      22.65%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                          $ 800,520    $ 1,395,113   $ 1,440,445   $ 452,861      $ 318,109    $ 272,619
Ratio of Expenses to Average Net
  Assets(e)(f)                                1.45%          1.29%         1.20%       1.50%(g)       1.51%        1.48%
Ratio of Net Investment Loss to
  Average Net Assets(f)                      (1.01%)        (0.28%)       (0.34%)     (0.69%)(g)     (0.58%)      (0.42%)
Portfolio Turnover Rate                         99%           112%          186%          41%(d)       203%         158%

(a)  From June 1, 1999 to July 31, 1999.

(b) The per share information was computed based on average shares for the year ended July 31, 2001.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 2000, the period ended July 31, 1999 and the year ended May 31, 1999.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2000, the period ended July 31, 1999, and the year ended May 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.21%, 1.62% (annualized) and 1.59%, respectively, and ratio of net investment loss to average net assets would have been (0.35%), (0.81%) (annualized) and (0.66%), respectively.

(g)  Annualized

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              CLASS A                CLASS B

                                              PERIOD                  PERIOD
                                               ENDED                   ENDED
                                             JULY 31                 JULY 31
--------------------------------------------------------------------------------
                                                2002(a)                 2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period      $  11.25                $  11.25
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                            (0.02)                  (0.04)
Net Losses on Securities (Both Realized
  and Unrealized)                              (2.82)                  (2.80)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS               (2.84)                  (2.84)
================================================================================
Net Asset Value -- End of Period            $   8.41                $   8.41
================================================================================

TOTAL RETURN(c)                              (25.24%)(d)             (25.24%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)  $ 2,607                 $     67
Ratio of Expenses to Average Net Assets(e)    1.24%(f)                 2.14%(f)
Ratio of Net Investment Loss to Average
  Net Assets                                 (0.74%)(f)               (1.68%)(f)
Portfolio Turnover Rate                         99%(g)                   99%(g)

(a)  From April 1, 2002, since inception of Class, to July 31, 2002.

(b) The per share information for each class was computed based on average shares.

(c) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                       PERIOD
                                                                        ENDED
                                               YEAR ENDED JULY 31     JULY 31
--------------------------------------------------------------------------------
                                               2002          2001        2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period     $  12.54      $  18.37    $  20.68
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                        (0.18)        (0.12)      (0.00)
Net Losses on Securities
  (Both Realized and Unrealized)              (4.27)        (4.78)      (2.31)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (4.45)        (4.90)      (2.31)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.00          0.93        0.00
================================================================================
Net Asset Value -- End of Period           $   8.09      $  12.54    $  18.37
================================================================================

TOTAL RETURN(d)                             (35.57%)      (27.24%)   (11.17%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted) $ 1,087       $ 2,034     $ 1,926
Ratio of Expenses to Average Net
  Assets(f)(g)                               2.25%         2.13%        1.83%(h)
Ratio of Net Investment Loss to Average
  Net Assets(g)                             (1.81%)       (1.12%)     (0.91%)(h)
Portfolio Turnover Rate                        99%          112%        186%(i)

(a)  From February 15, 2000, since inception of Class, to July 31, 2000.

(b) The per share information was computed based on average shares for the year ended July 31, 2002.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended July 31, 2000.

(d)  The applicable CDSC fees are not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(g) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.70% and ratio of net investment loss to average net assets would have been (2.26%).

(h)  Annualized

(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                         PERIOD
                                                                          ENDED
                                                                        JULY 31
--------------------------------------------------------------------------------
                                                                         2002(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period                           $      11.76
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                     (0.05)
Net Losses on Securities (Both Realized and Unrealized)                 (3.28)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                        (3.33)
================================================================================
Net Asset Value -- End of Period                                 $       8.43
================================================================================

TOTAL RETURN                                                         (28.32%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                       $     66,451
Ratio of Expenses to Average Net Assets(d)                             1.17%(e)
Ratio of Net Investment Loss to Average Net Assets                    (0.80%)(e)
Portfolio Turnover Rate                                                  99%(f)

(a)  From December 17, 2001, since inception of Class, to July 31, 2002.

(b)  The per share information was computed based on average shares.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(e)  Annualized

(f) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

VALUE EQUITY FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         PERIOD
                                                                                          ENDED
                                                       YEAR ENDED JULY 31               JULY 31       YEAR ENDED AUGUST 31
--------------------------------------------------------------------------------------------------------------------------
                                               2002         2001         2000           1999(a)       1998            1997
PER SHARE DATA
Net Asset Value -- Beginning of Period    $   21.19    $   25.15     $  29.61      $   25.68      $  28.30       $   22.24
==========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.11         0.11         0.11           0.17          0.26            0.35
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (4.29)       (0.15)       (1.96)          6.25         (0.43)           6.62
==========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (4.18)       (0.04)       (1.85)          6.42         (0.17)           6.97
==========================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.78         3.92         2.61           2.49          2.45            0.91
==========================================================================================================================
Net Asset Value -- End of Period          $   16.23    $   21.19     $  25.15      $   29.61      $  25.68       $   28.30
==========================================================================================================================

TOTAL RETURN                                (20.28%)       0.20%       (6.52%)        25.41%(b)     (1.06%)         32.04%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                          $ 125,313    $ 198,905     $ 248,944     $ 369,982      $ 349,984      $ 369,766
Ratio of Expenses to Average Net
  Assets(c)(d)                                1.30%        1.31%         1.31%         1.27%(e)       1.15%          1.04%
Ratio of Net Investment Income to
  Average Net Assets(d)                       0.55%        0.48%         0.40%         0.63%(e)       0.86%          1.35%
Portfolio Turnover Rate                         43%          54%           67%           22%(b)         48%            37%

(a)  From September 1, 1998 to July 31, 1999.

(b) Based on operations for the period shown and, accordingly, is not representative of a full year.

(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any offset arrangements (which may include custodian and transfer agent fees).

(d) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2002, 2001 and 2000, the period ended July 31, 1999 and the year ended August 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.64%, 1.53%, 1.44%, 1.38% (annualized) and 1.19%, respectively, and ratio of net investment income to average net assets would have been 0.21%, 0.26%, 0.27%, 0.52% (annualized) and 0.82%, respectively.

(e)  Annualized

FINANCIAL HIGHLIGHTS

VALUE EQUITY FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              CLASS A                CLASS B

                                              PERIOD                  PERIOD
                                               ENDED                   ENDED
                                             JULY 31                 JULY 31
--------------------------------------------------------------------------------
                                                2002(a)                 2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period      $  20.20                $  20.20
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                    0.06                   (0.01)
Net Losses on Securities (Both Realized
  and Unrealized)                              (3.98)                  (3.86)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS               (3.92)                  (3.87)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                0.19                    0.15
================================================================================
Net Asset Value -- End of Period            $  16.09                $  16.18
================================================================================

TOTAL RETURN(c)                              (19.46%)(d)             (19.21%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)  $    163                $    242
Ratio of Expenses to Average Net Assets(e)     1.39%(f)                1.95%(f)
Ratio of Net Investment Income (Loss) to
  Average Net Assets                           0.51%(f)               (0.22%)(f)
Portfolio Turnover Rate                          43%(g)                  43%(g)

(a)  From April 1, 2002, since inception of Class, to July 31, 2002.

(b)  The per share information for Class B was computed based on average shares.

(c) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

VALUE EQUITY FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                       PERIOD
                                                                        ENDED
                                               YEAR ENDED JULY 31     JULY 31
--------------------------------------------------------------------------------
                                               2002          2001        2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period     $  20.82      $  24.90    $  24.72
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                           (0.02)        (0.06)      (0.06)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (4.24)        (0.14)       0.45
================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (4.26)        (0.20)       0.39
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.67          3.88        0.21
================================================================================
Net Asset Value -- End of Period           $  15.89      $  20.82     $ 24.90
================================================================================

TOTAL RETURN(c)                             (20.98%)       (0.49%)      1.52%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted) $  1,684      $  1,024     $    96
Ratio of Expenses to Average Net
  Assets(e)(f)                                2.05%         2.04%       2.13%(g)
Ratio of Net Investment Loss to Average
  Net Assets(f)                              (0.12%)       (0.23%)    (0.49%)(g)
Portfolio Turnover Rate                         43%           54%        67%(h)

(a)  From February 15, 2000, since inception of Class, to July 31, 2000.

(b) The per share information was computed based on average shares for the years ended July 31, 2002 and 2001.

(c)  The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2002 and 2001 and the period ended July 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.79%, 2.29% and 2.22% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.86%), (0.48%) and (0.58%) (annualized), respectively.

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

OTHER INFORMATION

UNAUDITED

The table below provides information about each of the Independent and Interested Directors. Their affiliations represent their principal occupations.

                                                                                         NUMBER OF
                                                                                          FUNDS IN
                        POSITION(S) HELD WITH                                                 FUND
                             COMPANY, TERM OF                                              COMPLEX                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S) OVERSEEN BY            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*    DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Fred A. Deering              Vice Chairman of      Formerly, Chairman of the Executive          47
1551 Larimer Street, #1701          the Board   Committee and Chairman of the Board of
Denver, Colorado                                     Security Life of Denver Insurance
                                                  Company and Director of ING American
Age: 74                                            Holdings Company and First ING Life
                                                        Insurance Company of New York.
                                                   Formerly, Trustee of INVESCO Global
                                                                 Health Sciences Fund.


Victor L. Andrews, Ph.D.             Director    Professor Emeritus, Chairman Emeritus          47          Director of The
34 Seawatch Drive                               and Chairman and CFO of the Roundtable                Sheffield Funds, Inc.
Savannah, Georgia                              of the Department of Finance of Georgia
                                               State University; and President Andrews
Age: 72                                         Financial Associates, Inc. (consulting
                                              firm). Formerly, member of the faculties
                                               of the Harvard Business School; and the
                                                    Sloan School of Management of MIT.

Bob R. Baker                         Director  Consultant (2000 to Present). Formerly,          47
37 Castle Pines Dr. N.                           President and Chief Executive Officer
Castle Rock, Colorado                            (1988 to 2000) of AMC Cancer Research
                                                  Center, Denver, Colorado (until Mid-
Age: 66                                           December 1988); Vice Chairman of the
                                                     Board of First Columbia Financial
                                                 Corporation, Englewood, Colorado; and
                                                   formerly, Chairman of the Board and
                                                      Chief Executive Officer of First
                                                       Columbia Financial Corporation.

Lawrence H. Budner                   Director              Trust Consultant. Formerly,          47
7608 Glen Albens Circle                               Senior Vice President and Senior
Dallas, Texas                                        Trust Officer of InterFirst Bank,
                                                                        Dallas, Texas.
Age: 72

James T. Bunch                       Director  Principal and Founder of Green, Manning          47
3600 Republic Plaza              (since 2000)  & Bunch Ltd., Denver, Colorado (1988 to
370 Seventeenth Street                             Present); Director and Secretary of
Denver, Colorado                              Green, Manning & Bunch Securities, Inc.;
                                                    and Director and Vice President of
Age: 59                                             Western Golf Association and Evans
                                                Scholars Foundation. Formerly, General
                                                   Counsel and Director of Boettcher &
                                                Company Denver, Colorado; and formerly
                                               Chairman and Managing Partner of Davis,
                                                    Graham & Stubbs, Denver, Colorado.

OTHER INFORMATION


UNAUDITED

                                                                                         NUMBER OF
                                                                                          FUNDS IN
                        POSITION(S) HELD WITH                                                 FUND
                             COMPANY, TERM OF                                              COMPLEX                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S) OVERSEEN BY            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*    DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis                      Director Chairman of Lawsuit Resolution Services,          47      Director of General
701 "B" Street                   (since 2000) San Diego, California (1987 to Present).                Chemical Group, Inc.,
Suite 2100                                          Formerly, Associate Justice of the                         Hampdon, New
San Diego, California                                 California Court of Appeals; and                   Hampshire (1996 to
                                                         of Counsel, Latham & Watkins,                Present). Director of
Age: 69                                          San Diego, California (1987 to 1997).                         Wheelabrator
                                                                                                        Technologies, Inc.;
                                                                                                    Fisher Scientific, Inc;
                                                                                                      Henley Manufacturing,
                                                                                                       Inc.; and California
                                                                                                   Coastal Properties, Inc.

John W. McIntyre                     Director   Retired. Trustee of Gables Residential          47
Piedmont Center Suite 100                      Trust. Trustee and Chairman of the J.M.
Atlanta, Georgia                               Tull Charitable Foundation; Director of
                                                     Kaiser Foundation Health Plans of
Age: 72                                       Georgia, Inc. Formerly, Vice Chairman of
                                                the Board of Directors of The Citizens
                                                 and Southern Corporation and Chairman
                                              of the Board and Chief Executive Officer
                                                  of The Citizens and Southern Georgia
                                                      Corporation and The Citizens and
                                                     Southern National Bank. Formerly,
                                                      Trustee of INVESCO Global Health
                                               Sciences Fund and Trustee of Employee's
                                                   Retirement System of Georgia, Emory
                                                                           University.

Larry Soll, Ph. D.                   Director       Retired. Formerly, Chairman of the          47     Director of Synergen
2358 Sunshine Canyon Dr.         (since 1997)   Board  (1987 to 1994), Chief Executive                  since incorporation
Boulder, Colorado                              Officer (1982 to 1989 and 1993 to 1994)                    in 1982; Director
                                              and President (1982 to 1989) of Synergen             of Isis Pharmaceuticals,
Age: 60                                          Inc.; and formerly Trustee of INVESCO                                 Inc.
                                                          Global Health Sciences Fund.

OTHER INFORMATION

UNAUDITED

                                                                                         NUMBER OF
                                                                                          FUNDS IN
                        POSITION(S) HELD WITH                                                 FUND
                             COMPANY, TERM OF                                              COMPLEX                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S) OVERSEEN BY            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*    DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS

These directors are "interested persons" of IFG as defined in the Act, and they are interested persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson            President(1998-         Chief Executive Officer, Managed          47          Chairman of the
4350 South Monaco Street         2001); Chief          Products Division, AMVESCAP PLC                     Board of INVESCO
Denver, Colorado            Executive Officer       (2001 to Present); Chief Executive                    Funds Group, Inc.
                              (1998-Present);       Officer INVESCO Funds Group, Inc.;                          and INVESCO
Age: 51                       and Chairman of      and Chief Executive Officer INVESCO                   Distributors, Inc.
                             the Board (since             Distributors, Inc. Formerly,
                                        1999)        President of INVESCO Funds Group,
                                                            Inc., President of INVESCO
                                                   Distributors, Inc., Chief Operating
                                                  Officer and Chairman of the Board of
                                                  INVESCO Global Health Sciences Fund;
                                                  Chairman and Chief Executive Officer
                                                    of NationsBanc Advisors, Inc.; and
                                                  Chairman of NationsBanc Investments,
                                                                                  Inc.

Raymond R. Cunningham          Vice President    President and Chief Operating Officer          47      Director of INVESCO
4350 South Monaco Street         and Director            of INVESCO Funds Group, Inc.;                    Funds Group, Inc.
Denver, Colorado                 (since 2001)       President of INVESCO Distributors,                          and INVESCO
                                                  Inc. Formerly, Senior Vice President                    Distributors, Inc.
Age: 51                                              of INVESCO Funds Group, Inc., and
                                                  Senior Vice President of GT Global -
                                                         North America (1992 to 1998).

Richard W. Healey                    Director         Senior Vice President of INVESCO          43      Director of INVESCO
4350 South Monaco Street         (since 2000)           Funds Group, Inc.; Senior Vice                    Funds Group, Inc.
Denver, Colorado                                    President of INVESCO Distributors,                          and INVESCO
                                                  Inc. Formerly, Senior Vice President                   Distributors, Inc.
Age: 48                                          of GT Global - North America (1996 to
                                                    1998) and The Boston Company (1993
                                                                             to 1996).

Glen A. Payne                       Secretary           Senior Vice President, General
4350 South Monaco Street                              Counsel and Secretary of INVESCO
Denver, Colorado                                        Funds Group, Inc.; Senior Vice
                                                      President, Secretary and General
Age: 55                                          Counsel of INVESCO Distributors, Inc.
                                                 Formerly, Secretary of INVESCO Global
                                                 Health Sciences Fund; General Counsel
                                                     of INVESCO Trust Company (1989 to
                                                         1998); and employee of a U.S.
                                                        regulatory agency, Washington,
                                                                  D.C. (1973 to 1989).

OTHER INFORMATION


UNAUDITED

                                                                                         NUMBER OF
                                                                                          FUNDS IN
                        POSITION(S) HELD WITH                                                 FUND
                             COMPANY, TERM OF                                              COMPLEX                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S) OVERSEEN BY            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*    DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

Ronald L. Grooms             Chief Accounting     Senior Vice President, and Treasurer                Director of INVESCO
4350 South Monaco Street       Officer, Chief    INVESCO Funds Group, Inc.; and Senior                  Funds Group, Inc.
Denver, Colorado            Financial Officer  Vice President and Treasurer of INVESCO                        and INVESCO
                                and Treasurer   Distributors, Inc. Formerly, Treasurer                 Distributors, Inc.
Age: 56                                         and Principal Financial and Accounting
                                                      Officer of INVESCO Global Health
                                              Sciences Fund; and Senior Vice President
                                                and Treasurer of INVESCO Trust Company
                                                                       (1988 to 1998).

William J. Galvin, Jr.    Assistant Secretary      Senior Vice President and Assistant                Director of INVESCO
4350 South Monaco Street                      Secretary INVESCO Funds Group, Inc.; and                  Funds Group, Inc.
Denver, Colorado                                   Senior Vice President and Assistant                        and INVESCO
                                                  Secretary INVESCO Distributors, Inc.                 Distributors, Inc.
Age: 46                                       Formerly, Trust Officer of INVESCO Trust
                                                               Company (1995 to 1998).

Pamela J. Piro            Assistant Treasurer   Vice President and Assistant Treasurer
4350 South Monaco Street                             of INVESCO Funds Group, Inc.; and
Denver, Colorado                                        Assistant Treasurer of INVESCO
                                                Distributors, Inc. Formerly, Assistant
Age: 42                                                 Vice President (1996 to 1997).

Tane T. Tyler             Assistant Secretary     Vice President and Assistant General
4350 South Monaco Street         (since 2002)     Counsel of INVESCO Funds Group, Inc.
Denver, Colorado

Age: 37

* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

[INVESCO ICON]  INVESCO(R)

1-800-525-8085

Personal Account Line: 1-800-424-8085
Advisor Services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc. (SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.



AEQ 900374  9/02